                                                                    EXHIBIT 99.6

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

                         STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs.

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is "None," mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

                                   DEFINITIONS

"IN BUSINESS." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual is "in business" for the purpose of this form if the debtor is or has been, within the six years immediately preceding the filing of the bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

"INSIDER." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. Section 101 (31)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     1.        INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS.

         None
         [ ]

               State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

  YEAR       SOURCE (if more than one)              AMOUNT
-------------------------------------------------------------
2003 (a)         Third Party Sales               $ 94,441,525
                Inter-Company Sales                       739
                                                 ------------
                                                 $ 94,442,265

 2002            Third Party Sales               $141,781,634
                Inter-Company Sales                   174,547
                                                 ------------
                                                 $141,956,182

 2001            Third Party Sales               $173,172,751
                Inter-Company Sales                    93,599
                                                 ------------
                                                 $173,266,350

               (a)  Through September 4, 2003.

     2.        INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS.

               State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          None
          [ ]

         YEAR                  SOURCE (if more than one)              AMOUNT
--------------------------------------------------------------------------------
See Attachment SOFA 2

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR       DATES OF PAYMENTS    AMOUNT PAID     AMOUNT STILL OWING
------------------------------------------------------------------------------------------
See Attachment SOFA 3(a)

          None
          [ ]

          b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP    DATES OF
                  TO DEBTOR                      PAYMENT      AMOUNT PAID     AMOUNT STILL OWING
------------------------------------------------------------------------------------------------
See Attachment SOFA 3(b)

     4. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS, AND ATTACHMENTS.

          None
          [ ]

          a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                         COURT OR
                                        NATURE OF       AGENCY AND
CAPTION OF SUIT AND CASE NUMBER         PROCEEDING       LOCATION        STATUS OR DISPOSITION
----------------------------------------------------------------------------------------------
See Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

          None
          [X]

          b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR
  WHOSE BENEFIT PROPERTY WAS
            SEIZED                     DATED OF SEIZURE         DESCRIPTION AND VALUE OF PROPERTY
-------------------------------------------------------------------------------------------------

     5.        REPOSSESSIONS, FORECLOSURES, AND RETURNS.

          None
          [X]

               List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                            DATE OF REPOSSESSION
NAME AND ADDRESS OF CREDITOR OR         FORECLOSURE SALE, TRANSFER OR
             SELLER                                RETURN                      DESCRIPTION AND VALUE OF PROPERTY
----------------------------------------------------------------------------------------------------------------

     6.        ASSIGNMENTS AND RECEIVERSHIPS.

          None
          [X]

          a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE      DATE OF ASSIGNMENT             TERMS OF ASSIGNMENT OR SETTLEMENT
--------------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

          None
          [X]

          b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                        NAME AND
                                       LOCATION OF
                                        COURT CASE                              DESCRIPTION AND
NAME AND ADDRESS OF CUSTODIAN         TITLE & NUMBER          DATE OF ORDER    VALUE OF PROPERTY
------------------------------------------------------------------------------------------------

     7.        GIFTS.

          None
          [X]

               List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                RELATIONSHIP TO                    DESCRIPTION AND
NAME AND ADDRESS OF PERSON OR ORGANIZATION       DEBTOR, IF ANY    DATE OF GIFT     VALUE OF GIFT
--------------------------------------------------------------------------------------------------
See Attachment SOFA 7

     8.        LOSSES.

          None
          [X]

               List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                DESCRIPTION OF CIRCUMSTANCES
                                 AND, IF LOSS WAS COVERED IN
DESCRIPTION OF PROPERTY AND     WHOLE OR IN PART BY INSURANCE
     VALUE OF PROPERTY                 GIVE PARTICULARS              DATE OF LOSS
---------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     9.        PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY.

          None
          [ ]

               List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, or consultation concerning debt consolidation, relief under the bankruptcy laws, preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

                                 DATE OF PAYMENT, NAME OF        AMOUNT OF MONEY OR DESCRIPTION AND
NAME AND ADDRESS OF PAYEE       PAYOR IF OTHER THAN DEBTOR               VALUE OF PROPERTY
---------------------------------------------------------------------------------------------------
See Attachment SOFA 9

     10.       OTHER TRANSFERS.

          None
          [ ]

               List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE AND RELATIONSHIP                 DESCRIBE PROPERTY TRANSFERRED AND
                   TO DEBTOR                         DATE                VALUE RECEIVED
-------------------------------------------------------------------------------------------------
See Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     11.       CLOSED FINANCIAL ACCOUNTS.

          None
          [ ]

               List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, saving, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                  DATE OF SALE/CLOSING AND FINAL
NAME AND ADDRESS OF INSTITUTION      TYPE AND ACCOUNT NUMBER                  BALANCE
------------------------------------------------------------------------------------------------
Bank of New York
4170 Veterans Memorial Highway       Commercial   3600019146      11/29/2002                 $0
Bohemia, NY 11716                    Checking

     12.       SAFE DEPOSIT BOXES.

          None
          [X]

               List each safe deposit box or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                       NAME AND ADDRESSES OF THOSE
NAME AND ADDRESS OF BANK OR               WITH ACCESS TO BOX OR         DESCRIPTION OF    DATE OF TRANFER OR
     OTHER DEPOSITORY                           DEPOSITORY                CONTENTS        SURRENDER, IF ANY
------------------------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     13.       SETOFFS.

          None
          [ ]

               List all setoffs made by any creditor, including a bank, against debts or deposits of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR       DATE OF SETOFF         AMOUNT OF SETOFF
--------------------------------------------------------------------------
See Attachment SOFA 13

     14.       PROPERTY HELD FOR ANOTHER PERSON.

          None
          [ ]

               List all property owned by another person that the debtor holds or controls.

                            DESCRIPTION OF      VALUE OF
NAME AND ADDRESS OF OWNER      PROPERTY         PROPERTY        LOCATION OF PROPERTY
------------------------------------------------------------------------------------
See Attachment SOFA 14

     15.       PRIOR ADDRESS OF DEBTOR.

          None
          [ ]

               If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

      ADDRESS                            NAME USED          DATES OF OCCUPANCY
------------------------------------------------------------------------------
2120 Smithtown Avenue
Ronkonkoma, NY 11779               Twin Laboratories Inc.    9/4/01 - 7/22/03

2110 Smithtown Avenue
Ronkonkoma, NY 11779               Twin Laboratories Inc.    9/4/01 - 4/30/03

150 Motor Parkway, Suite 203
Hauppauge, NY 11788                Twin Laboratories Inc.    9/4/01 - 5/31/03

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     16.       SPOUSES AND FORMER SPOUSES.

          None
          [X]

               If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

                   NAME

     17.       ENVIRONMENTAL INFORMATION.

               For the purpose of this question, the following definitions apply:

               "Environmental Law" means any federal, state, or local statute or regulation pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

               "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

               "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, contaminant or similar term under an Environmental Law.

          None
          [ ]

          a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

                            NAME AND ADDRESS OF
SITE NAME AND ADDRESS        GOVERNMENTAL UNIT            DATE OF NOTICE   ENVIRONMENTAL LAW
--------------------------------------------------------------------------------------------
See Attachment SOFA 17(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

          None
          [ ]

          b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

                            NAME AND ADDRESS OF
SITE NAME AND ADDRESS        GOVERNMENTAL UNIT      DATE OF NOTICE   ENVIRONMENTAL LAW
--------------------------------------------------------------------------------------
See Attachment SOFA 17(b)

          None
          [ ]

          c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a parry to the proceeding, and the docket number.

  NAME AND ADDRESS OF
   GOVERNMENTAL UNIT                    DOCKET NUMBER                          STATUS OR DISPOSITION
----------------------------------------------------------------------------------------------------------------
U.S. EPA - Region II            CWA 02-2000-3020 (or 3302, there        Settled by consent agreement and final
290 Broadway                    seems to have been a typographical      order dated June 2002.
New York, New York 10007        error that flowed through on many
                                documents. The 3020 number is on
                                the Complaint)

U.S. EPA - Region II            EPCRA-02-99-4209                        Settled by consent agreement and consent
290 Broadway                                                            order dated May 1999.
New York, New York 10007

     18.       NATURE, LOCATION, AND NAME OF BUSINESS.

          None
          [ ]

          a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

               If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

               If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

                               TAXPAYER I.D.                     NATURE OF       BEGINNING AND
            NAME                   NUMBER          ADDRESS        BUSINESS        ENDING DATES
----------------------------------------------------------------------------------------------
See Attachment SOFA 18(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

          None
          [X]

          b. Identify any business listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. Section 101.

NAME            ADDRESS
-----------------------

               The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or otherwise self-employed.

               (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

    NAME AND ADDRESS                   DATES SERVICES RENDERED
--------------------------------------------------------------
See Attachment SOFA 19(a)

          None
          [ ]

          b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

       NAME                    ADDRESS                   DATES SERVICES RENDERED
--------------------------------------------------------------------------------
Deloitte & Touche         2 Jericho Plaza                    9/4/01 - Present
                          Jericho, NY 11753

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

          None
          [ ]

          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME                            ADDRESS
---------------------------------------
See Attachment SOFA 19(c)

          None
          [ ]

          d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

               NAME AND ADDRESS                         DATE ISSUED

               Twin Laboratories Inc. is a wholly-owned subsidiary of Twinlab Corporation, a public company registered with the SEC. Accordingly, any financial information relating to Twin Laboratories Inc. would have been provided to various parties-in-interest as part of Twinlab Corporation's consolidated financial statements.

     20.       INVENTORIES.

          None
          [ ]

          a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

                                                       DOLLAR AMOUNT OF INVENTORY
    DATE OF INVENTORY      INVENTORY SUPERVISOR   (Specify cost, market, or other basis)
----------------------------------------------------------------------------------------
See Attachment SOFA 20(a)

          None
          [ ]

          b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

                                 NAME AND ADDRESS OF CUSTODIAN OF INVENTORY
       DATE OF INVENTORY                         RECORDS
---------------------------------------------------------------------------
See Attachment SOFA 20(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS      NATURE OF INTEREST        PERCENTAGE OF INTEREST
----------------------------------------------------------------------

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                NATURE AND PERCENTAGE OF STOCK
     NAME AND ADDRESS               TITLE                 OWNERSHIP
------------------------------------------------------------------------------
See Attachment SOFA 21(b)

     22.       FORMER PARTNERS, OFFICERS, DIRECTORS, AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME            ADDRESS            DATE OF WITHDRAWAL
-----------------------------------------------------

          None
          [ ]

          b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

     NAME AND ADDRESS               TITLE                    DATE OF TERMINATION
--------------------------------------------------------------------------------
See Attachment SOFA 22(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     23.       WITHDRAWALS FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION.

          None
          [ ]

               If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT,                 DATE AND PURPOSE OF                AMOUNT OF MONEY OR DESCRIPTION AND
  RELATIONSHIP TO DEBTOR                         WITHDRAWAL                              VALUED OF PROPERTY
--------------------------------------------------------------------------------------------------------------------
                              See response to SOFA 3(b) for insider payments.

     24.       TAX CONSOLIDATION GROUP.

         None
         [ ]

               If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION              TAXPAYER IDENTIFICATION NUMBER
----------------------------------------------------------------------
Twinlab Corporation                             11-3317986

     25.       PENSION FUNDS.

        None
        [ ]

               If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, as been responsible for contributing at any time within the six-year period immediately preceding the commencement of this case.

                                               TAXPAYER IDENTIFICATION
        NAME OF PENSION FUND                            NUMBER
----------------------------------------------------------------------
Twin Laboratories Inc. 401(k) Plan                   87-0467271

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

         I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date: October 20, 2003             Signature: /s/ Joseph Sinicropi
                                             ----------------------------------
                          Print Name & Title: Joseph Sinicropi, Chief Operating
                                              Officer & Chief Financial Officer

         The penalties for making a false statement or concealing property is a fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. Section 152 and 3571.

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK
                               ATTACHMENT SOFA 2

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     2.        INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS.

               State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          None
          [ ]

 YEAR                     SOURCE (if more than one)                               AMOUNT
-------------------------------------------------------------------------------------------
2003 (a)    Sale of Raw Material                                                $   239,282
            Sale of Fixed Assets                                                $ 1,641,231
            Sale of Ronkonkoma Building, gross                                  $ 3,475,000
            Sale of Assets of Bronson Laboratories, Inc.                        $ 8,000,000
            Workers Compensation Refund (AON)                                   $    90,170
            State Tax Refunds                                                   $    14,981
            Real Estate Tax Refund                                              $    11,191
            Income from State of Utah for Education & Training                  $   107,500
            Interest Income                                                     $       934
            Sub-Lease Rental Income                                             $     9,216

2002        Sale of Raw Material                                                $     3,000
            Sale of Assets of Health Factors International, Inc.                $ 2,656,446
            State Tax Refunds                                                   $    81,258
            Income from Transition Services - Advanced Research Press, Inc.     $    39,293
            Interest Income                                                     $    26,420
            Other Income                                                        $     7,402
            Sub-Lease Rental Income                                             $     2,728
            Vitamin Anti-Trust/Litigation Settlements                           $ 5,426,958
            Insurance Settlements                                               $   464,118

2001        Income from Transition Services - Advanced Research Press, Inc.     $    99,874
            Interest Income                                                     $       805
            Other Income                                                        $    19,160
            State Sales Tax Refunds                                             $   104,000
            Vitamin Anti-Trust/Litigation Settlements                           $ 1,924,197

(a) Through September 4, 2003.

                               Attachment SOFA 2

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

                                                                                                               DATES OF     AMOUNT
     NAME OF CREDITOR            ADDRESS                           CITY            STATE   ZIP CODE   COUNTRY   PAYMENT      PAID
----------------------------------------------------------------------------------------------------------------------------------
A T & T                      P.O. Box 9001307                   LOUISVILLE          KY    40290-1309    US    07/07/2003  $  7,158
A T & T                      P.O. Box 9001307                   LOUISVILLE          KY    40290-1309    US    07/31/2003  $  7,987
A T & T                      P.O. Box 9001307                   LOUISVILLE          KY    40290-1309    US    08/12/2003  $  7,742
A T & T WIRELESS SERVICES    P.O. Box 8220                      AURORA              IL    60572-8220    US    07/07/2003  $  1,401
A T & T WIRELESS SERVICES    P.O. Box 8220                      AURORA              IL    60572-8220    US    07/31/2003  $  1,215
A T & T WIRELESS SERVICES    P.O. Box 8220                      AURORA              IL    60572-8220    US    08/18/2003  $    982
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    06/17/2003  $  6,202
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    07/16/2003  $  9,566
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    07/23/2003  $    563
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    07/31/2003  $  3,288
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    08/28/2003  $ 24,504
ABF FREIGHT SYSTEM, INC      55 SO REDWOOD RD                   SALT LAKE CITY      UT       84116      US    08/31/2003  $ 10,000
ADMIRALS CLUB                P.O. Box 676399                    DALLAS              TX    75267-6399    US    06/18/2003  $    400
ADOLPH GOTTSCHO INC.         835 LEHIGH AVENUE P.O. Box 3130    UNION               NJ    07083-1930    US    06/09/2003  $    377
ADOLPH GOTTSCHO INC.         835 LEHIGH AVENUE P.O. Box 3130    UNION               NJ    07083-1930    US    07/23/2003  $    480
ADP INVESTOR COMM SVCS       P.O. Box 23487                     NEWARK              NJ       07189      US    06/18/2003  $  9,102
ADP INVESTOR COMM SVCS       P.O. Box 23487                     NEWARK              NJ       07189      US    07/07/2003  $    228
ADP OF LONG ISLAND           1700 WALT WHITMAN ROAD             MELVILLE            NY       11747      US    06/18/2003  $  5,968
ADP OF LONG ISLAND           1700 WALT WHITMAN ROAD             MELVILLE            NY       11747      US    07/31/2003  $  5,653
ADP OF LONG ISLAND           1700 WALT WHITMAN ROAD             MELVILLE            NY       11747      US    08/12/2003  $  3,690
ADT SECURITY SERVICES INC    P.O. Box 371967                    PITTSBURGH          PA    15250-7967    US    07/07/2003  $    767
ADVANCED RESEARCH PRESS      690  ROUTE 25A                     SETAUKET            NY       11733      US    07/24/2003  $ 50,300
ADVANCED RESEARCH PRESS      690  ROUTE 25A                     SETAUKET            NY       11733      US    08/26/2003  $ 21,450
ADVANTAGE CHRISTAL SALES     140 HEIMER SUITE 200               SAN ANTONIO         TX       78232      US    07/24/2003  $  8,713
ADVANTAGE CHRISTAL SALES     140 HEIMER SUITE 200               SAN ANTONIO         TX       78232      US    08/21/2003  $  2,211
ADVANTAGE SALES & MARKETING  400 HORSHAM ROAD, SUITE 100        HORSHAM             PA       19044      US    07/24/2003  $    299
ADVANTAGE SALES & MARKETING  400 HORSHAM ROAD, SUITE 100        HORSHAM             PA       19044      US    08/21/2003  $     85
AIDP INC                     1120 COINER COURT                  CITY OF INDUSTRY    CA    91748-1348    US    07/24/2003  $  3,299
AIRBORNE EXPRESS             P.O. Box 91001                     SEATTLE             WA    98111-9101    US    06/17/2003  $  6,401
AIRBORNE EXPRESS             P.O. Box 91001                     SEATTLE             WA    98111-9101    US    07/22/2003  $  4,027
AIRBORNE EXPRESS             P.O. Box 91001                     SEATTLE             WA    98111-9101    US    08/27/2003  $  5,262
AIRGROUP EXPRESS             P.O. Box 3627                      BELLEVUE            WA    98009-3627    US    08/12/2003  $  1,138
ALBANESE, ALBANESE & FIORE   1050 FRANKLIN AVENUE               GARDEN CITY         NY       11530      US    06/25/2003  $ 21,213

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                          DATES OF     AMOUNT
        NAME OF CREDITOR                 ADDRESS                CITY         STATE   ZIP CODE   COUNTRY   PAYMENT       PAID
-----------------------------------------------------------------------------------------------------------------------------
ALBANESE, ALBANESE & FIORE         1050 FRANKLIN AVENUE     GARDEN CITY        NY      11530      US     07/16/2003  $  7,981
ALLIED ELECTRONICS                 P.O. Box 2325            FORT WORTH         TX   76113-2325    US     08/07/2003  $    671
AMERICAN EXPRESS                   P.O. Box 1270            NEWARK             NJ      07101      US     06/18/2003  $    282
AMERICAN EXPRESS                   P.O. Box 1270            NEWARK             NJ      07101      US     07/07/2003  $    407
AMERICAN FORK CITY                 31 NORTH CHURCH ST.      AMERICAN FORK      UT      84003      US     06/18/2003  $     77
AMERICAN FORK CITY                 31 NORTH CHURCH ST.      AMERICAN FORK      UT      84003      US     07/07/2003  $    307
AMERICAN FORK CITY                 31 NORTH CHURCH ST.      AMERICAN FORK      UT      84003      US     07/16/2003  $  1,138
AMERICAN FORK CITY                 31 NORTH CHURCH ST.      AMERICAN FORK      UT      84003      US     08/12/2003  $    311
AMERICAN INT'L CHEMICAL            17 STRATHMORE ROAD       NATICK             MA      01760      US     08/07/2003  $  1,930
AMERICAN LABORATORIES INC          4410 SOUTH 102ND STREET  OMAHA              NE   68127-1094    US     08/28/2003  $ 26,870
Computershare Investor Service     P.O. Box 1596            DENVER             CO   80201-1596    US     06/18/2003  $    630
Computershare Investor Service     P.O. Box 1596            DENVER             CO   80201-1596    US     07/31/2003  $    657
AMSTER, ROTHSTEIN, & EBENSTEIN     90 PARK AVE.             NEW YORK           NY   10016-1302    US     09/04/2003  $ 10,675
AON CONSULTING INC                 P.O. Box 93131           CHICAGO            IL   60673-3131    US     08/05/2003  $  5,167
AON CONSULTING INC                 P.O. Box 93131           CHICAGO            IL   60673-3131    US     08/12/2003  $  5,167
AON RISK SERVICES INC OF NEW YORK  AON ISK SERVICES INC
                                     P.O. Box 7247-7376     PHILADELPHIA       PA   19170-7376    US     08/04/2003  $  3,600
AQUALON COMPANY                    P.O. Box 932576          ATLANTA            GA   31193-2576    US     07/24/2003  $  3,447
AQUALON COMPANY                    P.O. Box 932576          ATLANTA            GA   31193-2576    US     08/29/2003  $  1,747
RAINFOREST BOTANICALS LLC          P.O. Box 771686          MIAMI              FL      33187      US     06/13/2003  $  1,002
RAINFOREST BOTANICALS LLC          P.O. Box 771686          MIAMI              FL      33187      US     07/02/2003  $  1,126
RAINFOREST BOTANICALS LLC          P.O. Box 771686          MIAMI              FL      33187      US     08/07/2003  $    687
ASHLAND CHEMICAL COMPANY           P.O. Box 371002          PITTSBURGH         PA   15250-7002    US     08/31/2003  $    152
ASPEN DISTRIBUTION                 1865 SOUTH 4490 WEST
                                     P.O. Box 26126         SALT LAKE CITY     UT      84126      US     07/07/2003  $    226
ASPEN DISTRIBUTION                 1865 SOUTH 4490 WEST
                                     P.O. Box 26126         SALT LAKE CITY     UT      84126      US     08/27/2003  $    109
ASSISTANT COMMISSIONER             2900 CRYSTAL DRIVE       ARLINGTON          VA      22202      US     06/18/2003  $    535
ASSISTANT COMMISSIONER             2900 CRYSTAL DRIVE       ARLINGTON          VA      22202      US     07/07/2003  $    335
AT&T WIRELESS SERVICES-UTAH        P.O. Box 78224           PHOENIX            AZ   85062-8224    US     07/07/2003  $    448
AT&T WIRELESS SERVICES-UTAH        P.O. Box 78224           PHOENIX            AZ   85062-8224    US     07/31/2003  $    270
AT&T WIRELESS SERVICES-UTAH        P.O. Box 78224           PHOENIX            AZ   85062-8224    US     08/21/2003  $    293
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     06/17/2003  $120,495
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     06/24/2003  $ 94,075
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     06/24/2003  $  1,690
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/02/2003  $  6,158
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/18/2003  $ 27,988
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/23/2003  $  2,992
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/24/2003  $ 36,718
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/28/2003  $ 35,380
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     07/29/2003  $  8,075
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     08/08/2003  $ 35,445
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     08/19/2003  $ 12,952
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     08/26/2003  $  7,030
ATWATER AMERICAN GRAPHICS          350 HUDSON STREET        NEW YORK           NY      10014      US     09/03/2003  $ 33,600
AW BOHANAN COMPANY, INC.           P.O. Box 1743            GASTONIA           NC   28053-1743    US     06/27/2003  $ 37,781
BARRINGTON CHEMICAL CORP           500 MAMARONECK AVENUE    HARRISON           NY      10528      US     08/11/2003  $  1,611

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtors                                                               Chapter 11

                                                                                                     DATES OF       AMOUNT
    NAME OF CREDITOR             ADDRESS                    CITY        STATE   ZIP CODE    COUNTRY   PAYMENT        PAID
----------------------------------------------------------------------------------------------------------------------------
BARRINGTON CHEMICAL CORP  500 MAMARONECK AVENUE           HARRISON       NY        10528     US      08/31/2003    $     368
BASF CORP                 P.O. Box 360941                 PITTSBURGH     PA     15251-6941   US      06/18/2003    $ 220,615
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      06/17/2003    $ 163,906
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      06/27/2003    $ 162,970
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      07/23/2003    $  50,514
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      07/31/2003    $  72,333
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      08/13/2003    $  25,000
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      08/18/2003    $  11,356
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      08/31/2003    $  29,595
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      08/31/2003    $  93,849
BDS NATURAL PRODUCTS      1904 1/2 EAST DOMINGEZ AVE      CARSON         CA        90810     US      09/03/2003    $  16,795
BEAU TERRE INCORPORATED   1005 BEAU TERRE DRIVE           BENTONVILLE    AR        72712     US      07/02/2003    $   1,088
BEAU TERRE INCORPORATED   1005 BEAU TERRE DRIVE           BENTONVILLE    AR        72712     US      08/04/2003    $   1,196
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      06/18/2003    $   1,419
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      06/18/2003    $      84
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      07/07/2003    $     129
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      07/07/2003    $      84
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      07/31/2003    $   1,336
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      07/31/2003    $     130
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      07/31/2003    $      42
VERIZON                   P.O. Box 15124                  ALBANY         NY     12212-5124   US      08/18/2003    $     130
BELMONT CHEMICALS, INC    790 BLOOMFIELD AVENUE           CLIFTON        NJ        07012     US      06/19/2003    $  75,553
BELMONT CHEMICALS, INC    790 BLOOMFIELD AVENUE           CLIFTON        NJ        07012     US      06/24/2003    $  49,080
BELMONT CHEMICALS, INC    790 BLOOMFIELD AVENUE           CLIFTON        NJ        07012     US      07/24/2003    $   4,383
BELMONT CHEMICALS, INC    790 BLOOMFIELD AVENUE           CLIFTON        NJ        07012     US      08/28/2003    $  18,063
BISCO                     45 SOUTH 1500 WEST              OREM           UT        84058     US      09/02/2003    $   1,955
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      06/13/2003    $  30,011
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      06/18/2003    $  45,476
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      06/24/2003    $  66,232
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      07/24/2003    $  15,048
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      08/05/2003    $  10,542
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      08/11/2003    $  15,750
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      08/28/2003    $  37,755
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      08/28/2003    $     222
BI NUTRACEUTICALS         DEPT #0929                      Los Angeles    CA     90088-0929   US      08/31/2003    $   5,438
BOWNE OF NEW YORK CITY    345 HUDSON STREET               NEW YORK       NY        10014     US      07/24/2003    $   3,786
BOWNE OF NEW YORK CITY    345 HUDSON STREET               NEW YORK       NY        10014     US      08/14/2003    $  43,949
BRAND ENTERPRISES LLC     1130 WILDHORSE PARKWAY          CHESTERFIELD   MO        63005     US      07/24/2003    $   2,438
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117733     US      08/26/2003    $  16,971
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117734     US      08/12/2003    $  16,971
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117735     US      08/08/2003    $  16,971
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117736     US      07/25/2003    $  16,971
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117737     US      07/11/2003    $  16,971
BRIAN BLECHMAN            150 MOTOR PARKWAY, SUITE 210    HAUPPAUGE      NY       117738     US      06/27/2003    $  16,971

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                               DATES OF    AMOUNT
      NAME OF CREDITOR                      ADDRESS                  CITY       STATE    ZIP CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
BRIAN BLECHMAN                    150 MOTOR PARKWAY, SUITE 210  HAUPPAUGE         NY       117739      US     06/13/2003   $  16,971
BRIGHAM YOUNG UNIV. LIBRARY       D-148 ASB CASHIER'S OFFICE
                                    P.O. Box 21128              PROVO             UT       84602       US     06/18/2003   $      80
BUSINESS DEVELOPMENT LABS         ACCOUNTING DEPT P.O. Box 225  SANTA CLARA       CA    95052-0225     US     06/17/2003   $  21,253
BUSINESS DEVELOPMENT LABS         ACCOUNTING DEPT P.O. Box 225  SANTA CLARA       CA    95052-0225     US     06/25/2003   $  19,333
BUSINESS DEVELOPMENT LABS         ACCOUNTING DEPT P.O. Box 225  SANTA CLARA       CA    95052-0225     US     07/22/2003   $  30,550
BUSINESS DEVELOPMENT LABS         ACCOUNTING DEPT P.O. Box 225  SANTA CLARA       CA    95052-0225     US     08/12/2003   $  32,551
BUSINESS WIRE                     P.O. Box 45348                SAN FRANCISCO     CA    94145-0348     US     07/07/2003   $   3,890
CABLEVISION LIGHTPATH A/C0002036  200 JERICO QUADRANGLE         JERICHO           NY       11753       US     07/23/2003   $   3,108
CABLEVISION LIGHTPATH A/C0002036  200 JERICO QUADRANGLE         JERICHO           NY       11753       US     07/31/2003   $   3,072
CABLEVISION LIGHTPATH A/C0002036  200 JERICO QUADRANGLE         JERICHO           NY       11753       US     08/19/2003   $   3,130
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     06/13/2003   $ 139,439
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     06/18/2003   $ 200,959
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     06/20/2003   $  26,950
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     06/26/2003   $  96,095
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     07/02/2003   $ 201,800
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     07/25/2003   $ 100,900
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     07/31/2003   $ 111,780
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     08/05/2003   $  93,594
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     08/07/2003   $  26,950
CAPSUGEL                          P.O. Box 640091               PITTSBURG         PA    15264-0091     US     08/31/2003   $  55,328
CARDINAL NUTRITIONAL              1000 WEST 8TH STREET          VANCOUVER         WA       98660       US     09/02/2003   $   2,400
CAREER BLAZERS                    P.O. Box 30259                HARTFORD          CT    06150-0259     US     08/21/2003   $   2,467
CAREER BLAZERS                    P.O. Box 30259                HARTFORD          CT    06150-0259     US     08/22/2003   $     942
CATE INDUSTRIAL COMPANY           2057 SOUTH PIONEER ROAD
                                    P.O. Box 27073              SALT LAKE CITY    UT       84127       US     07/23/2003   $  13,541
CENTURY FOODS INTERNATIONAL       919 HOESCHLER DRIVE           SPARTA            WI       54656       US     06/13/2003   $ 154,679
CENTURY FOODS INTERNATIONAL       919 HOESCHLER DRIVE           SPARTA            WI       54656       US     06/19/2003   $ 200,000
CENTURY FOODS INTERNATIONAL       919 HOESCHLER DRIVE           SPARTA            WI       54656       US     06/26/2003   $ 100,000
CENTURY FOODS INTERNATIONAL       919 HOESCHLER DRIVE           SPARTA            WI       54656       US     07/02/2003   $ 221,805
CHART CORPORATION                 787 EAST 27TH STREET          PATERSON          NJ       07504       US     06/18/2003   $     587
CHEMCO                            P.O. Box 54975-01             LOS ANGELES       CA    90054-0975     US     08/31/2003   $   8,920
CIGNA                             DEPT CH 10669                 PALLATINE         IL    60055-0669     US     07/02/2003   $  23,847
CIGNA                             DEPT CH 10669                 PALLATINE         IL    60055-0669     US     07/31/2003   $  16,927
CIGNA                             DEPT CH 10669                 PALLATINE         IL    60055-0669     US     08/21/2003   $  19,616
CODALE ELECTRIC SUPPLY, INC.      P.O. Box 25777                SALT LAKE CITY    UT    84125-0777     US     08/05/2003   $   2,976
COGNIS CORPORATION                P.O. Box 827384               PHILADELPHIA      PA    19182-7384     US     08/31/2003   $  20,000
COGNIS CORPORATION                P.O. Box 827384               PHILADELPHIA      PA    19182-7384     US     08/31/2003   $  62,781
COMAX MANUFACTURING CORP          130 BAYLISS ROAD              MELVILLE          NY       11747       US     08/31/2003   $     674
CITICORP VENDOR FINANCE INC.      P.O. Box 41647                PHILADELPHIA      PA    19101-1647     US     06/18/2003   $   6,502
CORPORATE EXPRESS                 P.O. Box 71781                CHICAGO           IL    60694-1781     US     07/02/2003   $   2,974
COSTCO WHOLESALE MEMBERSHIP       P.O. Box 34535                SEATTLE           WA    98124-1535     US     07/31/2003   $      98
COVANCE                           3301 KINSMAN BLVD             MADISON           WI    53704-2523     US     08/07/2003   $     626
CROSSMARK INC                     P.O. Box 910702               DALLAS            TX    75391-0702     US     07/24/2003   $     474
CROSSMARK INC                     P.O. Box 910702               DALLAS            TX    75391-0702     US     08/21/2003   $   2,080
DAIICHI FINE CHEMICALS INC        P.O. Box 1066                 BEDFORD PARK      IL       60499       US     08/28/2003   $  14,014

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                DATES OF    AMOUNT
       NAME OF CREDITOR                     ADDRESS                     CITY        STATE  ZIP CODE    COUNTRY  PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
DAVID MICHAEL & CO., INC.         P.O. Box 8500S-1885                PHILADELPHIA     PA      19178      US     07/23/2003  $  2,245
DAVID MICHAEL & CO., INC.         P.O. Box 8500S-1885                PHILADELPHIA     PA      19178      US     07/23/2003  $  2,100
DELAWARE SECRETARY OF STATE       DIVISION OF CORPORATIONS
                                   P.O. Box 74072                    BALTIMORE        MD   21274-4072    US     08/20/2003  $ 23,400
DELOITTE & TOUCHE                 4152 COLLECTION CENTER DRIVE       CHICAGO          IL      60693      US     06/25/2003  $ 35,000
DELOITTE & TOUCHE                 4152 COLLECTION CENTER DRIVE       CHICAGO          IL      60693      US     07/24/2003  $ 42,110
DELOITTE & TOUCHE                 4152 COLLECTION CENTER DRIVE       CHICAGO          IL      60693      US     08/19/2003  $  6,500
DELOITTE & TOUCHE                 4152 COLLECTION CENTER DRIVE       CHICAGO          IL      60693      US     08/28/2003  $ 42,000
DEPOSITORY TRUST COMPANY          55 WATER STREET 49TH FLOOR         NEW YORK         NY      10041      US     08/25/2003  $    185
DEPT. OF LABOR & IND.             EMPLOYER SERVICES SECTION
                                   P.O. Box 34022                    SEATTLE          WA   98124-1022    US     07/29/2003  $    214
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     06/17/2003  $ 68,722
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     06/24/2003  $ 26,257
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     07/28/2003  $ 30,301
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     08/05/2003  $ 34,066
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     08/20/2003  $ 29,218
DISC GRAPHICS                     10 GILPIN AVE.                     HAUPPAUGE        NY   11788-4724    US     09/04/2003  $  5,722
DISCO ASSOCIATES, INC.            4015 SOUTH HOWICK STREET           SALT LAKE CITY   UT      84107      US     08/07/2003  $    235
DMV INTERNATIONAL NUTRITIONALS    P.O. Box 711738                    CINCINNATI       OH      45271      US     08/01/2003  $  3,230
EARTHLINK                         P.O. Box 51076                     Los Angeles      CA   90051-5376    US     07/07/2003  $  1,553
EARTHLINK                         P.O. Box 51076                     Los Angeles      CA   90051-5376    US     07/31/2003  $  1,374
ESM/NEW ENGLAND                   200 FIRST AVENUE                   NEEDHAM          MA      02104      US     07/24/2003  $  2,698
ESM/NEW ENGLAND                   200 FIRST AVENUE                   NEEDHAM          MA      02104      US     08/21/2003  $  1,025
ADVANTAGE SALES AND MARKETING/ESM BUCKLEY THORNE MESSINA FEROLIE LLC
                                   P.O. Box 30490                    HARTFORD         CT   06150-0490    US     07/24/2003  $  2,169
ADVANTAGE SALES AND MARKETING/ESM BUCKLEY THORNE MESSINA FEROLIE LLC
                                   P.O. Box 30490                    HARTFORD         CT   06150-0490    US     08/21/2003  $  1,312
EVCO HOUSE OF HOSE                2375 SOUTH 300 WEST                SALT LAKE CITY   UT      84115      US     06/24/2003  $     78
FASTENAL COMPANY                  P.O. Box 978                       WINONA           WI   55987-0978    US     08/05/2003  $  1,100
FILTER TECHNOLOGIES               337 WEST 2880 SOUTH                SALT LAKE CITY   UT      84112      US     07/02/2003  $  1,275
FORD MOTOR CREDIT COMPANY         P.O. Box 220555 BG                 PITTSBURGH       PA   15257-2555    US     06/18/2003  $    421
FORD MOTOR CREDIT COMPANY         P.O. Box 220555 BG                 PITTSBURGH       PA   15257-2555    US     07/31/2003  $    421
FRANCHISE TAX BOARD               P.O. Box 942857                    SACRAMENTO       CA   94257-0501    US     07/22/2003  $     22
FRANCHISE TAX BOARD               P.O. Box 942857                    SACRAMENTO       CA   94257-0501    US     07/22/2003  $     22
FRANCHISE TAX BOARD               P.O. Box 942857                    SACRAMENTO       CA   94257-0501    US     07/22/2003  $     22
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     07/25/2003  $  4,340
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     08/07/2003  $ 16,841
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     08/28/2003  $  3,277
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     08/29/2003  $  1,778
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     08/29/2003  $  1,176
G&K SERVICES                      1671 SOUTH 4370 WEST               SALT LAKE CITY   UT      84104      US     09/02/2003  $  3,602
GALLARD SCHLESINGER IND           777 ZECKENDORF BLVD                GARDEN CITY      NY      11530      US     07/23/2003  $  1,319
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     07/10/2003  $ 25,702
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     07/28/2003  $ 30,268
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     07/31/2003  $ 28,209
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     08/31/2003  $ 12,895
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     08/31/2003  $ 57,476
GARDEN STATE NUTRITIONALS         8 HENDERSON DRIVE                  WEST CALDWELL    NJ      07006      US     08/31/2003  $ 32,682

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                      DATES OF     AMOUNT
       NAME OF CREDITOR                ADDRESS                CITY      STATE    ZIP CODE   COUNTRY   PAYMENT       PAID
--------------------------------------------------------------------------------------------------------------------------
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/01/2003  $  21,685
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/02/2003  $  26,844
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/02/2003  $  48,156
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/03/2003  $  30,808
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/09/2003  $   6,830
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/10/2003  $  13,715
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/13/2003  $   8,137
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/16/2003  $   8,744
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     06/20/2003  $  12,675
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/01/2003  $  26,844
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/02/2003  $  48,156
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/03/2003  $  30,808
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/09/2003  $   6,830
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/10/2003  $  13,715
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/14/2003  $   8,137
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/15/2003  $   8,744
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/21/2003  $  21,685
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     07/22/2003  $  12,675
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/01/2003  $  26,844
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/04/2003  $  48,156
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/04/2003  $  30,808
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/11/2003  $   6,830
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/11/2003  $  13,715
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/13/2003  $   8,137
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/15/2003  $   8,744
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/18/2003  $  21,685
GE CAPITAL                    P.O. Box 747016               PITTSBURG    PA     15274-7016    US     08/20/2003  $  12,675
GREAT-WEST LIFE & ANNUITY
 INSURANCE CO.                P.O. Box 954297               ST. LOUIS    MO     63195-4297    US     06/16/2003  $  35,427
GREAT-WEST LIFE & ANNUITY
 INSURANCE CO.                P.O. Box 954297               ST. LOUIS    MO     63195-4297    US     07/14/2003  $  34,846
GREAT-WEST LIFE & ANNUITY
 INSURANCE CO.                P.O. Box 954297               ST. LOUIS    MO     63195-4297    US     08/12/2003  $  34,318
GENERICHEM CORP               755 UNION BLVD P.O. Box 457   TOTOWA       NJ     07511-0457    US     07/29/2003  $  72,100
GENERICHEM CORP               755 UNION BLVD P.O. Box 457   TOTOWA       NJ     07511-0457    US     08/31/2003  $   1,075
GENERICHEM CORP               755 UNION BLVD P.O. Box 457   TOTOWA       NJ     07511-0457    US     08/31/2003  $  24,750
GLOBAL CROSSING CONFERENCING  Department 518-Acct # 585212  DENVER       CO     80291-0518    US     06/18/2003  $     945
GLOBAL CROSSING CONFERENCING  Department 518-Acct # 585212  DENVER       CO     80291-0518    US     07/07/2003  $   1,020
GLOBAL CROSSING CONFERENCING  Department 518-Acct # 585212  DENVER       CO     80291-0518    US     07/31/2003  $   1,615
GLOBAL CROSSING CONFERENCING  Department 518-Acct # 585212  DENVER       CO     80291-0518    US     08/12/2003  $     449
GLOBAL MARKETING ASSOC., INC. 3536 ARDEN ROAD               HAYWARD      CA     94545-3908    US     08/07/2003  $   2,072
GRAIN PROCESSING CORP         P.O. Box 92670                CHICAGO      IL     60675-0001    US     06/18/2003  $     106
GREAT AMERICA LEASING CORP    135 S LASALLE ST              CHICAGO      IL     60674-8742    US     06/23/2003  $   1,445
GREAT AMERICA LEASING CORP    135 S LASALLE ST              CHICAGO      IL     60674-8742    US     08/12/2003  $   1,446
HANFT BYRNE RABOY ABRAMS      205 HUDSON STREET             NEW YORK     NY        10013      US     06/09/2003  $ 295,450
HANFT BYRNE RABOY ABRAMS      205 HUDSON STREET             NEW YORK     NY        10013      US     06/12/2003  $  70,571
INOVIS                        P.O. Box 198145               ATLANTA      GA     30384-8145    US     07/02/2003  $   1,820

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                              DATES OF     AMOUNT
       NAME OF CREDITOR                     ADDRESS                CITY           STATE  ZIP CODE    COUNTRY  PAYMENT       PAID
------------------------------------------------------------------------------------------------------------------------------------
INOVIS                               P.O. Box 198145           ATLANTA             GA    30384-8145    US     07/07/2003  $   22,170
INOVIS                               P.O. Box 198145           ATLANTA             GA    30384-8145    US     08/12/2003  $    2,804
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     06/25/2003  $   13,274
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     07/16/2003  $    5,413
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     07/24/2003  $   26,771
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     08/07/2003  $    4,987
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     09/03/2003  $    1,788
HELD KRANZLER McCOSKER & PULICE LLP  257 PARK AVENUE SOUTH     NEW YORK            NY      10010       US     09/04/2003  $    2,800
HIGHMARK LIFE INSURANCE CO.          P.O. Box 11505            NEW YORK            NY      10116       US     07/29/2003  $    3,613
HRK SALES & MARKETING                11502 CENTURY BLVD        SPRINGDALE          OH    45246-3305    US     07/24/2003  $   24,177
HRK SALES & MARKETING                11502 CENTURY BLVD        SPRINGDALE          OH    45246-3305    US     08/21/2003  $    7,043
HUNTINGTON ALARM CORP                1361 LINCOLN AVE SUITE 9  HOLBROOK            NY      11741       US     07/07/2003  $      163
HUNTINGTON BUSINESS PRODUCTS         339 MAIN STREET           HUNTINGTON          NY      11743       US     07/25/2003  $    1,479
IBM                                  P.O. Box 7247-0276        PHILADELPHIA        PA    19170-0276    US     07/24/2003  $   22,678
TECHNICAL SOURCING INT'L INC.        1270 AVENUE OF AMERICAS,
                                      #2701                    NEW YORK            NY      10020       US     06/19/2003  $   17,263
TECHNICAL SOURCING INT'L INC.        1270 AVENUE OF AMERICAS,
                                      #2701                    NEW YORK            NY      10020       US     09/02/2003  $    1,150
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     06/17/2003  $  125,804
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     07/02/2003  $  153,694
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     07/16/2003  $  103,944
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     07/24/2003  $  150,335
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     07/29/2003  $  125,042
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/05/2003  $  101,518
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   34,441
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   10,177
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   11,025
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   20,828
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $    4,971
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   14,066
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/29/2003  $   17,843
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/31/2003  $    8,494
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     08/31/2003  $   33,526
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     09/03/2003  $   15,606
INDUSTRIAL CONTAINER & SUPPLY        1865 SOUTH 4490 WEST      SALT LAKE CITY      UT      84104       US     09/04/2003  $   13,413
INGREDIENT RESOURCES                 P.O. Box 19082            NEWARK              NJ      07195       US     08/31/2003  $    5,812
ZILA NUTRACEUTICALS                  6735 INTER-CAL WAY        PRESCOTT            AZ      86301       US     08/13/2003  $   25,245
INTERNATIONAL BIOPRODUCTS            P.O. Box 0746             BOTHELL             WA    98041-0746    US     07/02/2003  $    1,861
INTERWEST CONSTRUCTION CO.           35 NORTH REDWOOD ROAD     N. SALT LAKE CITY   UT      84054       US     07/28/2003  $    3,155
INTERWEST CONSTRUCTION CO.           35 NORTH REDWOOD ROAD     N. SALT LAKE CITY   UT      84054       US     08/07/2003  $   12,648
ISP TECHNOLOGIES INC.                P.O. Box 65297            CHARLOTTE           NC      28265       US     07/02/2003  $   11,204
ITW PILLAR TECHNOLOGIES              P.O. Box 95819            CHICAGO             IL    60694-5819    US     07/23/2003  $      108
JET SANITATION CORP                  228 BLYDENBURGH ROAD      ISLANDIA            NY      11749       US     08/21/2003  $    2,991
K B INTERNATIONAL                    370 LAKE STREET           UPPER SADDLE RIVER  NJ      07458       US     08/05/2003  $   15,101
KAMAN INDUSTRIAL TECHNOLOGIES        P.O. Box 74566            CHICAGO             IL      60690       US     06/27/2003  $    5,078
KAMAN INDUSTRIAL TECHNOLOGIES        P.O. Box 74566            CHICAGO             IL      60690       US     07/16/2003  $      228

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                  DATES OF   AMOUNT
           NAME OF CREDITOR                          ADDRESS                 CITY       STATE ZIP CODE   COUNTRY  PAYMENT     PAID
------------------------------------------------------------------------------------------------------------------------------------
KEMIN FOODS,L.C.                        135 S. LASALLE DEPT.2254        CHICAGO          IL   60674-2254    US   09/02/2003 $ 79,800
KEY INTERNATIONAL, INC.                 480 ROUTE 9                     ENGLISHTOWN      NJ      07726      US   07/31/2003 $    875
KRAMER,LEVIN,NAFTALIS AND FRANKEL       919 THIRD AVE                   NEW YORK         NY      10022      US   08/05/2003 $  2,800
KYOWA HAKKO USA, INC.                   W502085 P.O. Box 7777           PHILADELPHIA     PA   19175-2085    US   08/20/2003 $  5,100
L ABBATE BALKAN COLAVITA & CONTINI, LLP 1050 FRANKLIN AVE               GARDEN CITY      NY      11530      US   09/04/2003 $  9,649
LAB SAFETY SUPPLY                       P.O. Box 5004                   JANESVILLE       WI   53547-5004    US   07/31/2003 $    562
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   07/02/2003 $ 48,519
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   07/02/2003 $  5,079
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   08/04/2003 $ 23,310
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   08/29/2003 $  6,084
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   08/31/2003 $  3,091
LABEL EXPRESS/IMPAXX, INC               P.O. Box 601014                 LOS ANGELES      CA   90060-1014    US   08/31/2003 $  3,500
LIPA                                    P.O. Box 888                    HICKSVILLE       NY   11802-9654    US   07/07/2003 $ 14,596
LIPA                                    P.O. Box 888                    HICKSVILLE       NY   11802-9654    US   07/31/2003 $    414
LONZA GROUP                             P.O. Box 7247-6753              PHILADELPHIA     PA   19170-6753    US   08/06/2003 $ 68,100
LONZA GROUP                             P.O. Box 7247-6753              PHILADELPHIA     PA   19170-6753    US   08/31/2003 $ 91,450
LONZA GROUP                             P.O. Box 7247-6753              PHILADELPHIA     PA   19170-6753    US   08/31/2003 $    880
LYN DISTRIBUTING                        P.O. Box 208                    LAYTON           UT      84041      US   06/20/2003 $  1,112
MARCOR DEVELOPEMENT CORP.               341 MICHELE PL                  CARLSTADT        NJ      07072      US   07/02/2003 $ 28,442
MARKAN GLOBAL ENTERPRISES, INC          685 WASHINGTON STREET           HACKETTSTOWN     NJ      07840      US   06/19/2003 $102,939
MARKAN GLOBAL ENTERPRISES, INC          685 WASHINGTON STREET           HACKETTSTOWN     NJ      07840      US   07/31/2003 $ 82,611
MARKAN GLOBAL ENTERPRISES, INC          685 WASHINGTON STREET           HACKETTSTOWN     NJ      07840      US   08/28/2003 $    449
CANON BUSINESS SOLUTIONS - NORTHEAST
INC.                                    P.O. Box GPO 33198              NEWARK           NJ   07188-0198    US   06/18/2003 $  2,248
CANON BUSINESS SOLUTIONS - NORTHEAST
INC.                                    P.O. Box GPO 33198              NEWARK           NJ   07188-0198    US   07/07/2003 $    811
CANON BUSINESS SOLUTIONS - NORTHEAST
INC.                                    P.O. Box GPO 33198              NEWARK           NJ   07188-0198    US   07/31/2003 $    351
METABOLIC TECHNOLOGIES                  2625 NORTH LOOP DRIVE, STE 2150 AMES             IA      50010      US   06/25/2003 $ 12,500
METABOLIC TECHNOLOGIES                  2625 NORTH LOOP DRIVE, STE 2150 AMES             IA      50010      US   08/31/2003 $ 18,750
METROCALL                               P.O. Box 740521                 ATLANTA          GA   30374-0521    US   06/18/2003 $     48
METROCALL                               P.O. Box 740521                 ATLANTA          GA   30374-0521    US   07/07/2003 $     49
METROCALL                               P.O. Box 740521                 ATLANTA          GA   30374-0521    US   07/31/2003 $     49
MISSOURI DEPT OF REVENUE                P.O. Box 3365                   JEFFERSON CITY   MO   65105-3365    US   07/22/2003 $     77
MJ MARKETING                            1337 COUNTY ROAD D.             VADNAIS HEIGHTS  MN      55109      US   07/24/2003 $ 16,464
MJ MARKETING                            1337 COUNTY ROAD D.             VADNAIS HEIGHTS  MN      55109      US   08/21/2003 $  8,240
MJ MARKETING                            1337 COUNTY ROAD D.             VADNAIS HEIGHTS  MN      55109      US   08/28/2003 $    532
MONARCH NUTRITIONAL LABS                c/o NUTRACEUTICAL CORPORATION
                                         P.O. Box 12850                 OGDEN            UT   84412-2850    US   06/25/2003 $ 11,623
MONARCH NUTRITIONAL LABS                c/o NUTRACEUTICAL CORPORATION
                                         P.O. Box 12850                 OGDEN            UT   84412-2850    US   06/25/2003 $  1,750
MONARCH NUTRITIONAL LABS                c/o NUTRACEUTICAL CORPORATION
                                         P.O. Box 12850                 OGDEN            UT   84412-2850    US   07/29/2003 $ 10,489
MONARCH NUTRITIONAL LABS                c/o NUTRACEUTICAL CORPORATION
                                         P.O. Box 12850                 OGDEN            UT   84412-2850    US   09/02/2003 $  1,043
MOUNTAINLAND SUPPLY CO.                 1505 WEST 130 SOUTH
                                         P.O. Box 10                    OREM             UT   84059-0010    US   07/02/2003 $    187
ADVANTAGE SALES & MKTG                  35502 EAGLE WAY                 CHICAGO          IL      50322      US   07/24/2003 $  5,591
ADVANTAGE SALES & MKTG                  35502 EAGLE WAY                 CHICAGO          IL      50322      US   08/21/2003 $  2,675
MST FACTORING INC.                      P.O. Box 27356                  SALT LAKE CITY   UT   84127-0356    US   06/27/2003 $ 23,998
MST FACTORING INC.                      P.O. Box 27356                  SALT LAKE CITY   UT   84127-0356    US   08/05/2003 $  6,007
MST FACTORING INC.                      P.O. Box 27356                  SALT LAKE CITY   UT   84127-0356    US   08/29/2003 $ 10,910

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                         DATES OF     AMOUNT
       NAME OF CREDITOR                    ADDRESS                  CITY        STATE  ZIP CODE  COUNTRY  PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------
MULTISORB TECHNOLOGIES, INC.  DEPARTMENT 996 P.O. Box 8000      BUFFALO           NY     14267      US   07/22/2003   $  2,409
MULTISORB TECHNOLOGIES, INC.  DEPARTMENT 996 P.O. Box 8000      BUFFALO           NY     14267      US   08/31/2003   $  7,992
MULTISORB TECHNOLOGIES, INC.  DEPARTMENT 996 P.O. Box 8000      BUFFALO           NY     14267      US   08/31/2003   $ 20,120
NATIONAL PHYSIQUE COMMITTEE
OF THE U.S.A. INC.            P.O. Box 3711                     PITTSBURGH        PA     15230      US   06/17/2003   $ 25,000
NATIONAL PHYSIQUE COMMITTEE
OF THE U.S.A. INC.            P.O. Box 3711                     PITTSBURGH        PA     15230      US   07/31/2003   $ 25,000
NATIONAL PHYSIQUE COMMITTEE
OF THE U.S.A. INC.            P.O. Box 3711                     PITTSBURGH        PA     15230      US   08/26/2003   $ 12,000
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   06/09/2003   $ 82,616
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   06/19/2003   $ 50,283
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   06/24/2003   $ 16,178
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   07/02/2003   $ 41,818
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   07/18/2003   $ 53,404
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   07/25/2003   $ 31,795
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   07/29/2003   $ 41,864
NATURAL PRODUCTS              75 COMMERCE DR                    HAUPPAUGE         NY  11788-3902    US   08/07/2003   $ 57,024
NEOPOST LEASING               P.O. Box 45800                    SAN FRANCISCO     CA  94145-0800    US   07/31/2003   $    220
NEOPOST LEASING               P.O. Box 45800                    SAN FRANCISCO     CA  94145-0800    US   08/18/2003   $     54
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   08/26/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   08/12/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   08/08/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   07/25/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   07/11/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   06/27/2003   $ 14,971
NEIL BLECHMAN                 150 MOTOR PARKWAY, SUITE 210      HAUPPAUGE         NY     11788      US   06/13/2003   $ 14,971
NEW PENN                      P.O. Box 630                      LEBANON           PA  17042-0630    US   08/27/2003   $    111
NEW YORK STATE CORP TAX
PROCESSING UNIT               PROCESSING UNIT P.O. Box 22038    ALBANY            NY  12201-2038    US   07/08/2003   $      6
NEW YORK STATE CORP TAX
PROCESSING UNIT               PROCESSING UNIT P.O. Box 22038    ALBANY            NY  12201-2038    US   07/22/2003   $    427
NEW YORK STATE CORP TAX
PROCESSING UNIT               PROCESSING UNIT P.O. Box 22038    ALBANY            NY  12201-2038    US   07/22/2003   $    408
NEW ZEALAND MILK PRODUCTS     P.O. Box 2249                     CAROL STREAM      IL  60132-2249    US   06/06/2003   $  1,140
NEW ZEALAND MILK PRODUCTS     P.O. Box 2249                     CAROL STREAM      IL  60132-2249    US   06/20/2003   $ 51,696
NEWSPAPER AGENCY CORP         P.O. Box 45838                    SALT LAKE CITY    UT  84145-0838    US   08/07/2003   $    427
NEXTEL COMMUNICATIONS         P.O. Box 17621                    BALTIMORE         MD  21297-1621    US   06/18/2003   $    346
NEXTEL COMMUNICATIONS         P.O. Box 17621                    BALTIMORE         MD  21297-1621    US   07/07/2003   $    758
NNFA                          DEPT #7913                        LOS ANGELES       CA  90084-7913    US   07/07/2003   $  1,251
NNFA                          DEPT #7913                        LOS ANGELES       CA  90084-7913    US   08/18/2003   $     20
NORWOOD MARKING SYSTEMS       NORTHERN TRUST CO/LOCKBOX AREA    CHICAGO           IL  60675-2671    US   07/02/2003   $  1,208
NUTRATECH INC                 50 GALESI DRIVE                   WAYNE             NJ     07470      US   06/24/2003   $ 98,553
NUTRATECH INC                 50 GALESI DRIVE                   WAYNE             NJ     07470      US   07/25/2003   $ 38,705
NYS SALES TAX                                                   ALBANY            NY     12227      US   06/20/2003   $    148
O. BERK COMPANY               ACCOUNTING DEPT. P.O. Box 1690    UNION             NJ     07083      US   07/02/2003   $ 40,767
O. BERK COMPANY               ACCOUNTING DEPT. P.O. Box 1690    UNION             NJ     07083      US   08/05/2003   $ 12,285
OCEAN SPRAY CRANBERRIES INC   DEPARTMENT L981P P.O. Box 676300  PITTSBURGH        PA  15264-0981    US   07/02/2003   $  1,671
OFFICEMAX, INC.               P.O. Box 9020                     DES MOINES        IA  50368-9020    US   06/18/2003   $    676
OFFICEMAX, INC.               P.O. Box 9020                     DES MOINES        IA  50368-9020    US   07/07/2003   $    394
OFFICEMAX, INC.               P.O. Box 9020                     DES MOINES        IA  50368-9020    US   07/31/2003   $    425

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                               DATES OF     AMOUNT
      NAME OF CREDITOR                       ADDRESS                   CITY        STATE   ZIP CODE  COUNTRY    PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
OFFICEMAX, INC.               P.O. Box 9020                         DES MOINES       IA   50368-9020   US     08/18/2003   $     320
OMEGA DESIGN CORP             211 PHILIPS ROAD                      EXTON            PA      19341     US     08/07/2003   $     759
OMEGA DESIGN CORP             211 PHILIPS ROAD                      EXTON            PA      19341     US     09/03/2003   $     689
OPEN DATE SYSTEMS, INC.       SPRINGFIELD ROAD   P.O. Box 538       GEORGES MILLS    NH      03751     US     08/07/2003   $     904
PACIFIC BRIDGE INC            1155 CONNECTICUT AVENUE NW, SUITE 850 WASHINGTON       DC      20036     US     06/18/2003   $   2,500
PACKAGING CREDIT COMPANY, LLC P.O. Box 730758                       DALLAS           TX   75373-0758   US     06/23/2003   $  36,266
PACKAGING CREDIT COMPANY, LLC P.O. Box 730758                       DALLAS           TX   75373-0758   US     06/23/2003   $   4,544
PACKAGING CREDIT COMPANY, LLC P.O. Box 730758                       DALLAS           TX   75373-0758   US     08/27/2003   $   2,479
PARTICLE DYNAMICS             135 S LASALLE                         CHICAGO          IL   60674-3598   US     07/02/2003   $  18,197
PEAK TECHNOLOGIES, INC.       P.O. Box 8500 S4955                   PHILADELPHIA     PA   19178-4955   US     08/26/2003   $   4,482
PEAK WELLNESS                 195 FIELD POINT ROAD, 2ND FLOOR       GREENWICH        CT      06830     US     07/24/2003   $   2,394
PEAK WELLNESS                 195 FIELD POINT ROAD, 2ND FLOOR       GREENWICH        CT      06830     US     08/21/2003   $     711
PETTY CASH                                                          HAUPPAUGE        NY      11788     US     06/16/2003   $     514
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     06/30/2003   $  73,652
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     07/02/2003   $  62,146
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     07/17/2003   $  99,757
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     07/28/2003   $ 100,626
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     08/08/2003   $ 120,840
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     08/31/2003   $  51,305
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     08/31/2003   $ 124,944
PHARMLINE INC.                41 Bridge St.                         Florida          NY      10921     US     09/02/2003   $   4,729
PINNACLE FOOD BROKERAGE       9 BUSINESS PARK CIRCLE                ARDEN            NC      28704     US     07/24/2003   $   1,173
PINNACLE FOOD BROKERAGE       9 BUSINESS PARK CIRCLE                ARDEN            NC      28704     US     08/21/2003   $     157
PREMIUM INGREDIENTS LT D      36780 EAGLE WAY                       CHICAGO          IL   60678-1367   US     06/25/2003   $  20,900
Pride Solvents & Chemical
 Co of NY                     P.O. Box 19340A                       NEWARK           NJ   07195-0340   US     06/13/2003   $   2,000
PRIDE TRANSPORT               P.O. Box 27765                        SALT LAKE CITY   UT      84127     US     08/11/2003   $   6,931
PRINTWORKS                    P.O. Box 970277                       OREM             UT   84097-0277   US     07/25/2003   $   7,100
PRINTWORKS                    P.O. Box 970277                       OREM             UT   84097-0277   US     07/29/2003   $   7,066
PRINTWORKS                    P.O. Box 970277                       OREM             UT   84097-0277   US     08/07/2003   $     430
PRO PLASTICS                  1106 SOUTH STATE #2                   PROVO            UT      84606     US     09/02/2003   $     638
PROCESS TECHNOLOGY, INC.      6163 SOUTH STRATLER                   MURRAY           UT      84107     US     08/06/2003   $     862
QUALITY BOTANICAL INGREDIENTS 500 METUCHEN ROAD                     SO PLAINFIELD    NJ      07080     US     08/12/2003   $     198
QUALITY INN & SUITES          712 S. UTAH VALLEY DRIVE              AMERICAN FORK    UT      84003     US     07/07/2003   $   3,265
QUESTAR GAS                   P.O. Box 45641                        SALT LAKE CITY   UT   84139-0001   US     06/18/2003   $   2,132
QUESTAR GAS                   P.O. Box 45641                        SALT LAKE CITY   UT   84139-0001   US     07/07/2003   $   2,776
QUICK PRINT PLUS              3600A VETERANS HIGHWAY                BOHEMIA          NY      11716     US     08/07/2003   $      58
R P SCHERER NORTH AMERICA     PO BOX 32604                          DETROIT          MI   48232-0604   US     08/12/2003   $  28,438
R P SCHERER NORTH AMERICA     PO BOX 32604                          DETROIT          MI   48232-0604   US     08/28/2003   $ 159,073
RAC INDUSTRIAL DEVELOPERS     3505 VETS HWY, SUITE A                RONKONKOMA       NY      11779     US     06/18/2003   $  35,027
RAC INDUSTRIAL DEVELOPERS     3505 VETS HWY, SUITE A                RONKONKOMA       NY      11779     US     07/07/2003   $  13,150
RECKSON OPERATING PARTNERSHIP
 L.P.                         P.O. Box 5656                         NEW YORK         NY   10087-5656   US     07/02/2003   $  94,521
RECKSON OPERATING PARTNERSHIP
 L.P.                         P.O. Box 5656                         NEW YORK         NY   10087-5656   US     08/12/2003   $  40,193
RECKSON OPERATING PARTNERSHIP
 L.P.                         P.O. Box 5656                         NEW YORK         NY   10087-5656   US     08/28/2003   $   2,259
ROADRUNNER MARKETING, INC.    21630 NORTH 19TH AVE., SUITE B-21     PHOENIX          AZ      85027     US     07/24/2003   $  10,907

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                             DATES OF     AMOUNT
   NAME OF CREDITOR                    ADDRESS                       CITY       STATE    ZIP CODE  COUNTRY   PAYMENT       PAID
---------------------------------------------------------------------------------------------------------------------------------
ROADRUNNER MARKETING,
INC.                   21630 NORTH 19TH AVE., SUITE B-21            PHOENIX       AZ       85027      US    08/21/2003   $  2,621
ROADRUNNER MARKETING,
INC.                   21630 NORTH 19TH AVE., SUITE B-21            PHOENIX       AZ       85027      US    08/25/2003   $    120
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    06/13/2003   $100,530
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    06/19/2003   $147,384
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    06/26/2003   $136,951
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    06/26/2003   $    311
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/02/2003   $172,764
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/15/2003   $102,193
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/18/2003   $126,439
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/24/2003   $173,205
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/28/2003   $163,095
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    07/28/2003   $  2,769
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/05/2003   $ 34,470
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/05/2003   $    270
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/07/2003   $ 67,431
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/12/2003   $ 94,835
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/12/2003   $  1,363
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/25/2003   $189,624
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    08/31/2003   $ 52,988
ROADTEX TRANSPORTATION
EXPERTS                600 NORTH UNION AVE. BLDG 1   P.O. Box 5497  HILLSIDE      NJ    07205-9992    US    09/03/2003   $109,519
ROADWAY EXPRESS        P.O. Box 730375                              DALLAS        TX    75373-0375    US    08/05/2003   $ 54,389
ROADWAY EXPRESS        P.O. Box 730375                              DALLAS        TX    75373-0375    US    08/27/2003   $ 54,164
ROCHE VITAMINS & FINE
CHEMICAL               75 REMITTANCE DRIVE  SUITE 3043              CHICAGO       IL    60675-3043    US    07/29/2003   $ 45,803
ROCHE VITAMINS & FINE
CHEMICAL               75 REMITTANCE DRIVE  SUITE 3043              CHICAGO       IL    60675-3043    US    08/04/2003   $ 29,525
ROCHE VITAMINS & FINE
CHEMICAL               75 REMITTANCE DRIVE  SUITE 3043              CHICAGO       IL    60675-3043    US    08/29/2003   $  4,400
ROCHE VITAMINS & FINE
CHEMICAL               75 REMITTANCE DRIVE  SUITE 3043              CHICAGO       IL    60675-3043    US    08/31/2003   $  1,569
ROCHE VITAMINS & FINE
CHEMICAL               75 REMITTANCE DRIVE  SUITE 3043              CHICAGO       IL    60675-3043    US    09/02/2003   $  3,400
S & M HOME HEATING
CORP                   P.O. Box 186                                 DEER PARK     NY    11729-0186    US    07/07/2003   $  2,918
SABINSA CORPORATION    121 ETHEL ROAD WEST, UNIT 6                  PISCATAWAY    NJ       08854      US    07/29/2003   $ 60,704
SABINSA CORPORATION    121 ETHEL ROAD WEST, UNIT 6                  PISCATAWAY    NJ       08854      US    08/31/2003   $  2,239
SABINSA CORPORATION    121 ETHEL ROAD WEST, UNIT 6                  PISCATAWAY    NJ       08854      US    08/31/2003   $ 32,049
COLORADO SCALE CENTER  P.O. Box 17764                               DENVER        CO    80217-0764    US    08/05/2003   $  3,770
ACATRIS INC.           3300 EDINBOROUGH WAY, SUITE 712              MINNEAPOLIS   MN       55435      US    06/25/2003   $ 18,250
ACATRIS INC.           3300 EDINBOROUGH WAY, SUITE 712              MINNEAPOLIS   MN       55435      US    08/27/2003   $  1,284
SELTZER CHEMICALS,
INC.                   5927 GEIGER COURT                            CARLSBAC      CA       92008      US    07/02/2003   $ 45,325
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    07/16/2003   $  9,326
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    07/23/2003   $  7,960
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    07/29/2003   $  4,225
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    08/05/2003   $  2,114
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    08/12/2003   $  2,063
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    08/20/2003   $  3,539
SIGMA TEMPS, INC.      535 BROAD HOLLOW ROAD                        MELVILLE      NY       11747      US    08/28/2003   $    628
SIGMA-ALDRICH INC      P.O. Box 932594                              ATLANTA       GA    31193-2594    US    08/08/2003   $    770
SNAC SYSTEM            898 MAHLER DRIVE                             BURLINGAME    CA       94010      US    06/23/2003   $ 50,266

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No: 03-15566 (CB)
Debtor                                                               Chapter 11

                                                                                                           DATES OF       AMOUNT
  NAME OF CREDITOR                 ADDRESS                     CITY         STATE    ZIP CODE  COUNTRY     PAYMENT         PAID
---------------------------------------------------------------------------------------------------------------------------------
SOFT GEL TECHNOLOGIES
INC                      6984 BANDINI BLVD                LOS ANGELES         CA       90040      US      06/19/2003    $  51,817
SOFT GEL TECHNOLOGIES
INC                      6984 BANDINI BLVD                LOS ANGELES         CA       90040      US      08/11/2003    $ 150,000
SOFT GEL TECHNOLOGIES
INC                      6984 BANDINI BLVD                LOS ANGELES         CA       90040      US      08/31/2003    $  79,017
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      07/02/2003    $  84,078
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      07/23/2003    $  45,000
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      07/28/2003    $ 114,615
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      08/05/2003    $  73,263
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      08/31/2003    $  27,118
SORENCO LABORATORIES,
INC.                     2323 SOUTH WEST TEMPLE           SALT LAKE CITY      UT       84116      US      08/31/2003    $  73,269
SOS TEMPORARY SERVICES   P.O. Box 510084                  SALT LAKE CITY      UT       84151      US      07/16/2003    $   1,570
SOS TEMPORARY SERVICES   P.O. Box 510084                  SALT LAKE CITY      UT       84151      US      08/05/2003    $   2,176
SOS TEMPORARY SERVICES   P.O. Box 510084                  SALT LAKE CITY      UT       84151      US      08/12/2003    $   1,952
SOS TEMPORARY SERVICES   P.O. Box 510084                  SALT LAKE CITY      UT       84151      US      08/26/2003    $   2,780
SOS TEMPORARY SERVICES   P.O. Box 510084                  SALT LAKE CITY      UT       84151      US      08/28/2003    $     520
SPECIALIZED MARKETING
INC                      P.O. Box 910408                  DALLAS              TX    75391-0408    US      07/17/2003    $  21,131
SPECIALIZED MARKETING
INC                      P.O. Box 910408                  DALLAS              TX    75391-0408    US      07/24/2003    $   9,890
SPECIALIZED MARKETING
INC                      P.O. Box 910408                  DALLAS              TX    75391-0408    US      08/21/2003    $   7,278
SPECIALTY ENZYMES
& BIO CHEM.              13591 YORBA AVENUE               CHINO               CA       91710      US      08/05/2003    $  25,286
STAPLES                  P.O. Box 9020                    DES MOINES          IA    50368-9020    US      06/18/2003    $      17
STAPLES                  P.O. Box 9020                    DES MOINES          IA    50368-9020    US      07/07/2003    $      29
STARWEST BOTANICAL INC.  11253 TRADE CENTER DRIVE         RANCHO CORDOVA      CA       95742      US      07/31/2003    $     614
STATE OF NEW JERSEY
-CBT REVENUE PROCESSING
CENTER                   P.O. Box 666                     TRENTON             NJ    08646-0666    US      07/22/2003    $  11,862
STATE OF NEW JERSEY
-CBT REVENUE PROCESSING
CENTER                   P.O. Box 666                     TRENTON             NJ    08646-0666    US      07/22/2003    $     336
STAUBER PERFORMANCE
INGREDIENT INC           4120 N PALM STREET               FULLERTON           CA    92835-1026    US      06/25/2003    $  18,244
STAUBER PERFORMANCE
INGREDIENT INC           4120 N PALM STREET               FULLERTON           CA    92835-1026    US      07/22/2003    $   2,484
STAUBER PERFORMANCE
INGREDIENT INC           4120 N PALM STREET               FULLERTON           CA    92835-1026    US      07/24/2003    $   7,408
STAUBER PERFORMANCE
INGREDIENT INC           4120 N PALM STREET               FULLERTON           CA    92835-1026    US      08/26/2003    $     485
DT CONVERTING
TECHNOLOGIES             P.O. Box 502213                  ST. LOUIS           MO    63101-2213    US      08/05/2003    $   3,751
SUFFOLK COUNTY
WATER AUTH               P.O. Box 1234                    HICKSVILLE          NY    11802-1234    US      06/18/2003    $     182
SUFFOLK COUNTY
WATER AUTH               P.O. Box 1234                    HICKSVILLE          NY    11802-1234    US      07/07/2003    $      28
SUFFOLK COUNTY
WATER AUTH               P.O. Box 1234                    HICKSVILLE          NY    11802-1234    US      07/31/2003    $     419
SUNLIFE OF CANADA        P.O. Box 7247-7785               PHILADELPHIA        PA    19170-7785    US      07/02/2003    $   1,835
SUNLIFE OF CANADA        P.O. Box 7247-7785               PHILADELPHIA        PA    19170-7785    US      07/29/2003    $   1,896
THE PACKAGING DESIGN
GROUP                    120 COCKEYSVILLE ROAD, SUITE 203 HUNT VALLEY         MD       21030      US      06/17/2003    $  30,529
THE PACKAGING DESIGN
GROUP                    120 COCKEYSVILLE ROAD, SUITE 203 HUNT VALLEY         MD       21030      US      07/02/2003    $  13,893
THYSSENKRUPP ELEVATOR    2963 W. PARKWAY BLVD.            WEST VALLEY CITY    UT       84119      US      07/31/2003    $     474
TIMPANOGOS SPEC.         ATTN: INDUSTRIAL PRETREATMENT
SERVICE DIST.             P.O. Box 923                    AMERICAN FORK       UT       84003      US      08/18/2003    $     100
TISHCON CORP             P.O. Box 1899                    SALISBURY           MD       21802      US      06/17/2003    $  41,018
TISHCON CORP             P.O. Box 1899                    SALISBURY           MD       21802      US      08/31/2003    $  53,719
TRIARCO, INC             400 HAMBURG TURNPKE              WAYNE               NJ       07470      US      06/13/2003    $  28,428
NETWORK SERVICES         P.O. Box 650526                  DALLAS              TX    75265-0526    US      06/18/2003    $      18
NETWORK SERVICES         P.O. Box 650526                  DALLAS              TX    75265-0526    US      07/31/2003    $      27
CAMBRIDGE TRANSPORTATION 36392 TREASURY CENTER            CHICAGO             IL    60694-6300    US      06/18/2003    $      96
UINTA BUSINESS SYSTEMS   P.O. Box 642111                  PITTSBURGH          PA    15264-2111    US      06/18/2003    $   6,705

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                   CITY         STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
UINTA BUSINESS SYSTEMS            P.O. Box 642111                     PITTSBURGH        PA  15264-2111     US   08/12/2003 $  3,030
ULINE                             2200 SOUTH LAKESIDE DRIVE           WAUKEGAN          IL     60085       US   08/06/2003 $  2,774
UINTA BUSINESS SYSTEMS            Department 1293                     Denver            CO     80291       US   06/18/2003 $  2,365
UINTA BUSINESS SYSTEMS            Department 1293                     Denver            CO     80291       US   07/07/2003 $    290
UINTA BUSINESS SYSTEMS            Department 1293                     Denver            CO     80291       US   09/03/2003 $  7,200
UNITED PARCEL SERVICE             SHIPPER # 158937 P.O.
                                  Box 7247-0244                       PHILADELPHIA      PA  19170-0001     US   07/16/2003 $    597
UNITED PARCEL SERVICE             0 P.O. Box 894820                   LOS ANGELES       CA  90189-4820     US   08/12/2003 $ 25,180
UNITED PARCEL SERVICE             0 P.O. Box 894820                   LOS ANGELES       CA  90189-4820     US   08/27/2003 $  2,745
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   06/17/2003 $ 63,440
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   06/24/2003 $ 67,090
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   07/17/2003 $ 33,032
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   07/31/2003 $ 14,900
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   08/12/2003 $ 15,292
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   08/21/2003 $ 16,800
UNLIMITED INDUSTRIES INC          P.O. Box 429                        BRIGHTWATERS      NY  11718-0429     US   09/02/2003 $ 11,161
QWEST                             P.O. Box 29060                      PHOENIX           AZ  85038-9060     US   06/18/2003 $    152
QWEST                             P.O. Box 29060                      PHOENIX           AZ  85038-9060     US   07/07/2003 $    195
QWEST                             P.O. Box 29060                      PHOENIX           AZ  85038-9060     US   07/31/2003 $    150
USF REDDAWAY                      P.O. BOX 100807 P.O. Box 1035       PASADENA          CA  91184-0807     US   08/27/2003 $    820
UTAH PAPER BOX                    340 WEST 2ND SOUTH                  SALT LAKE CITY    UT     84101       US   08/05/2003 $ 14,651
UTAH POWER                        1033 NE 6TH AVE                     PORTLAND          OR  97256-0001     US   06/18/2003 $ 26,935
UTAH POWER                        1033 NE 6TH AVE                     PORTLAND          OR  97256-0001     US   07/07/2003 $ 26,305
UTAH POWER                        1033 NE 6TH AVE                     PORTLAND          OR  97256-0001     US   08/12/2003 $  2,349
UTAH STATE TAX COMMISION-SLC      210 NORTH 1950 WEST                 SALT LAKE CITY    UT  84134-0400     US   07/30/2003 $  9,374
UTAH STATE TAX COMMISION-SLC      210 NORTH 1950 WEST                 SALT LAKE CITY    UT  84134-0400     US   08/06/2003 $     50
UNIVAR USA INC                    P.O. Box 777-W9090                  PHILADELPHIA      PA  19175-7899     US   06/18/2003 $  7,893
UNIVAR USA INC                    P.O. Box 777-W9090                  PHILADELPHIA      PA  19175-7899     US   07/31/2003 $  3,690
VERYFINE PRODUCTS INC             P.O. Box 846119                     BOSTON            MA  02284-6119     US   08/12/2003 $     96
W.S.P. INC                        1201 N DIXIELAND ROAD P.O. Box 895  ROGERS            AR     72756       US   09/02/2003 $  9,563
State of Washington Dept. of Rev  P.O. Box 34052                      SEATTLE           WA  98124-1052     US   07/16/2003 $      2
WASTE MANAGEMENT OF UTAH, INC.    P.O. Box 78845                      PHOENIX           AZ  85062-8845     US   08/12/2003 $  3,971
WASTE MANAGEMENT OF UTAH, INC.    P.O. Box 78845                      PHOENIX           AZ  85062-8845     US   08/21/2003 $ 13,647
WASTE MANAGEMENT OF UTAH, INC.    P.O. Box 78845                      PHOENIX           AZ  85062-8845     US   08/27/2003 $    600
WASTE MANAGEMENT OF UTAH, INC.    P.O. Box 78845                      PHOENIX           AZ  85062-8845     US   08/31/2003 $  3,012
WASTE MANAGEMENT OF UTAH, INC.    P.O. Box 78845                      PHOENIX           AZ  85062-8845     US   09/03/2003 $    660
WATKINS MOTOR LINES, INC.         P.O. Box 95001                      LAKELAND          FL  33804-5001     US   07/31/2003 $    120
WATSON FOOD                       301 HEFFERNAN DRIVE                 WEST HAVEN        CT     06516       US   06/23/2003 $ 33,851
WATSON FOOD                       301 HEFFERNAN DRIVE                 WEST HAVEN        CT     06516       US   09/02/2003 $    306
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   07/02/2003 $ 21,262
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   07/16/2003 $ 32,310
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   08/05/2003 $ 13,052
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   08/12/2003 $ 10,602
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   08/26/2003 $ 21,266
WESTAFF                           230 N WIGET LANE                    WALNUT CREEK      CA     94598       US   08/28/2003 $  7,630

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
WHITTAKER CLARK & DANIELS         P.O. Box 18466                     NEWARK             NJ     07191       US   08/11/2003 $  2,975
WHITTAKER CLARK & DANIELS         P.O. Box 18466                     NEWARK             NJ     07191       US   08/31/2003 $    643
WYNDHAM WIND WATCH                1717 VANDERBILT MOTOR PKWY         HAUPPAUGE          NY     11788       US   07/02/2003 $  9,714
XEROX                             P.O. Box 7405                      PASADENA           CA  60680-2618     US   06/18/2003 $  3,997
XEROX                             P.O. Box 7405                      PASADENA           CA  60680-2618     US   07/07/2003 $  1,485
XPEDX                             DEPT 0978 P.O. Box 120978          DALLAS             TX  75312-0978     US   06/13/2003 $ 22,375
XPEDX                             DEPT 0978 P.O. Box 120978          DALLAS             TX  75312-0978     US   07/31/2003 $ 26,087
XPEDX                             DEPT 0978  P.O. Box 120978         DALLAS             TX  75312-0978     US   08/31/2003 $  9,066
YELLOW FREIGHT LINES              P.O. Box 730333                    DALLAS             TX  75373-0333     US   08/27/2003 $ 14,868
YELLOW FREIGHT LINES              P.O. Box 730333                    DALLAS             TX  75373-0333     US   08/31/2003 $ 14,854
YELLOW FREIGHT LINES              P.O. Box 730333                    DALLAS             TX  75373-0333     US   08/31/2003 $ 15,000
YOUNG ELECTRIC SIGN COMPANY       P.O. Box 25728                     SALT LAKE CITY     UT  84125-0728     US   06/18/2003 $  2,390
YOUNG ELECTRIC SIGN COMPANY       P.O. Box 25728                     SALT LAKE CITY     UT  84125-0728     US   07/31/2003 $  1,195
ZIONS BANK COMMERCIAL LOAN        P.O. Box 25822                     SALT LAKE CITY     UT  84125-0822     US   06/30/2003 $ 95,845
ZIONS BANK COMMERCIAL LOAN        P.O. Box 25822                     SALT LAKE CITY     UT  84125-0822     US   07/22/2003 $ 95,845
ZIONS BANK COMMERCIAL LOAN        P.O. Box 25822                     SALT LAKE CITY     UT  84125-0822     US   08/31/2003 $ 95,845
IRON MOUNTAIN                     P.O. Box 27128                     New York           NY  10087-7128     US   07/07/2003 $  3,330
IRON MOUNTAIN                     P.O. Box 27128                     New York           NY  10087-7128     US   07/31/2003 $  1,809
SUN LIFE (NY)                     SORT 2088 - Policy
                                  # 86730 P.O. Box 4655              CAROL STREAM       IL  60197-4655     US   07/02/2003 $  7,799
SUN LIFE (NY)                     SORT 2088 - Policy
                                  # 86730 P.O. Box 4655              CAROL STREAM       IL  60197-4655     US   07/23/2003 $  8,274
SUN LIFE (NY)                     SORT 2088 - Policy
                                  # 86730 P.O. Box 4655              CAROL STREAM       IL  60197-4655     US   08/21/2003 $  7,940
AVAYA INC. AC# 0101440761         P.O. Box 5332                      NEW YORK           NY  10087-5332     US   06/18/2003 $    520
AVAYA INC. AC# 0101440761         P.O. Box 5332                      NEW YORK           NY  10087-5332     US   07/31/2003 $    522
AVAYA INC. AC# 0101440761         P.O. Box 5332                      NEW YORK           NY  10087-5332     US   08/12/2003 $    523
McLEOD USA                        P.O. Box 3243                      MILWAUKEE          WI  53201-3243     US   06/18/2003 $  3,687
McLEOD USA                        P.O. Box 3243                      MILWAUKEE          WI  53201-3243     US   07/07/2003 $  3,712
McLEOD USA                        P.O. Box 3243                      MILWAUKEE          WI  53201-3243     US   08/12/2003 $  3,711
UNITED PARCEL SERVICE#2R308V      P.O. BOX 7247-0244                 PHILADELPHIA       PA  19170-0001     US   07/16/2003 $    345
UNITED PARCEL SERVICE#2R308V      P.O. BOX 7247-0244                 PHILADELPHIA       PA  19170-0001     US   07/28/2003 $     21
BIORIGINAL FOOD & SCIENCE CORP    102 MELVILLE STREET                SASKATOON          SK    S7J 0R1      CA   08/31/2003 $ 27,900
COLGAN INSTITUTE -CANADA          140 KITCHEN ROAD                   SALTSPRING ISLAND  BC    V8K 2B3      CA   07/24/2003 $     28
LEE HECHT HARRISON LLC            DEPT CH #10544                     PALATINE           IL  60055-0544     US   08/05/2003 $  2,000
William U. Westerfield            134 Silvermist Ct.                 Little Silver      NJ     07739       US   06/18/2003 $  7,000
William U. Westerfield            134 Silvermist Ct.                 Little Silver      NJ     07739       US   07/14/2003 $  7,273
William U. Westerfield            134 Silvermist Ct.                 Little Silver      NJ     07739       US   07/31/2003 $  4,929
William U. Westerfield            134 Silvermist Ct.                 Little Silver      NJ     07739       US   08/21/2003 $  5,517
William U. Westerfield            134 Silvermist Ct.                 Little Silver      NJ     07739       US   09/02/2003 $  3,602
KEYSPAN                           P.O. Box 9050                      HICKSVILLE         NY  11802-9655     US   07/07/2003 $  1,873
KEYSPAN                           P.O. Box 9050                      HICKSVILLE         NY  11802-9655     US   07/07/2003 $    124
LIPA A/C 908 19 4562 2 0          P.O. Box 9039                      HICKSVILLE         NY  11802-9654     US   08/12/2003 $  1,446
LIPA A/C 908 19 4562 2 0          P.O. Box 9039                      HICKSVILLE         NY  11802-9654     US   08/18/2003 $  5,159
Jean Blechman                     17927 Lake Estates Drive           Boca Raton         FL     33496       US   06/17/2003 $    433
FedEx Corporation a/c 211951044   2005 Corporate Plaza-First Floor   Memphis            TN     38132       US   06/17/2003 $ 66,615
FedEx Corporation a/c 211951044   2005 Corporate Plaza-First Floor   Memphis            TN     38132       US   07/16/2003 $ 17,979

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
FedEx Corporation a/c 211951044   2005 Corporate Plaza-First Floor   Memphis            TN     38132       US   08/12/2003 $ 21,863
FedEx Corporation a/c 211951044   2005 Corporate Plaza-First Floor   Memphis            TN     38132       US   08/26/2003 $  9,443
OREGON DEPARTMENT OF REVENUE      P.O. Box 14790                     SALEM              OR  97309-0470     US   07/22/2003 $     10
ADVANTAGE SUNBELT INC             P.O. Box 850001                    ORLANDO            FL  32885-0206     US   08/21/2003 $  3,118
SPECTRUM CHEMICALS &              FILE NO. 11990                     LOS ANGELES        CA  90074-1990     US   06/13/2003 $  1,817
LABORATORY PRODUCTS
LAGOON CORPORATION                P.O. Box 696                       FARMINGTON         UT     84025       US   08/05/2003 $  1,032
INTERACT COMMERCE CORPORATION     P.O. Box 92362                     LOS ANGELES        CA     90009       US   08/13/2003 $  4,933
Milliman & Robertson, Inc.        9400 North Central
                                  Expressway, Suite 1000             Dallas             TX  75231-5030     US   08/05/2003 $  4,447
Milliman & Robertson, Inc.        9400 North Central
                                  Expressway, Suite 1000             Dallas             TX  75231-5030     US   08/12/2003 $  7,822
Seawind International             5375 Avenida Encinas Suite A       Carlsbad           CA     92008       US   07/31/2003 $    558
FEDERAL EXPRESS A/C#1513-7364-0   P.O. Box 371461                    PITTSBURGH         PA  15250-7461     US   07/11/2003 $ 10,417
FEDERAL EXPRESS A/C#1513-7364-0   P.O. Box 371461                    PITTSBURGH         PA  15250-7461     US   08/05/2003 $     42
FEDERAL EXPRESS A/C#1513-7364-0   P.O. Box 371461                    PITTSBURGH         PA  15250-7461     US   08/12/2003 $  5,783
FEDERAL EXPRESS A/C#1513-7364-0   P.O. Box 371461                    PITTSBURGH         PA  15250-7461     US   08/26/2003 $    413
Anabolic Incorporated             17802 Gillette Avenue              Irvine             CA     92614       US   06/13/2003 $ 86,196
Anabolic Incorporated             17802 Gillette Avenue              Irvine             CA     92614       US   07/29/2003 $ 99,308
Anabolic Incorporated             17802 Gillette Avenue              Irvine             CA     92614       US   08/28/2003 $251,510
Anabolic Incorporated             17802 Gillette Avenue              Irvine             CA     92614       US   08/28/2003 $ 82,260
DHL Worldwide Express             P.O. Box 78016                     Phoenix            AZ  85062-8016     US   08/26/2003 $    825
XEROX CORPORATION                 P.O. Box 802618                    CHICAGO            IL  60680-2618     US   07/07/2003 $  6,396
ACSIS INC.                        W502008   P.O. Box 7777            PHILADELPHIA       PA  19175-2008     US   07/02/2003 $  6,180
UINTA BUSINESS SYSTEMS            P.O. Box 5179                      SIOUX FALLS        SD  57117-5179     US   06/18/2003 $  7,395
UINTA BUSINESS SYSTEMS            P.O. Box 5179                      SIOUX FALLS        SD  57117-5179     US   08/12/2003 $  4,192
QED                               7095 SOUTH 700 WEST                MIDVALE            UT     84047       US   08/07/2003 $    768
COLONIAL FLAG & SPECIALTY         9390 SOUTH 300 WEST                SANDY              UT     84070       US   08/12/2003 $     59
AT&T A/C 8002-035-0155            P.O. Box 9001307                   LOUISVILLE         KY  40290-1307     US   07/07/2003 $    246
AT&T A/C 8002-035-0155            P.O. Box 9001307                   LOUISVILLE         KY  40290-1307     US   07/31/2003 $    247
AT&T A/C 8002-035-0155            P.O. Box 9001307                   LOUISVILLE         KY  40290-1307     US   08/12/2003 $    252
NNFA - WEST                       P.O. Box 66384                     SCOTTS VALLEY      CA     95066       US   08/18/2003 $    900
MONSTER                           P.O. Box 13645                     NEWARK             NJ  07188-0645     US   08/25/2003 $  4,950
Georgia Income Tax Division       P.O. Box 740397                    Atlanta            GA  30374-0397     US   07/22/2003 $    300
AT&T A/C210092630184              P.O. Box 277019                    ATLANTA            GA  30384-7019     US   06/18/2003 $  9,836
AT&T A/C210092630184              P.O. Box 277019                    ATLANTA            GA  30384-7019     US   07/31/2003 $ 14,087
AT&T A/C210092630184              P.O. Box 277019                    ATLANTA            GA  30384-7019     US   08/12/2003 $ 10,209
AT&T ID # 70256                   P.O. Box 514970                    LOS ANGELES        CA  90051-4970     US   07/07/2003 $  3,890
AT&T ID # 70256                   P.O. Box 514970                    LOS ANGELES        CA  90051-4970     US   07/31/2003 $  3,890
AT&T WIRELESS A/C#205152580       P.O. Box 8220                      AURORA             IL  60572-8220     US   07/07/2003 $    155
AT&T WIRELESS A/C#205152580       P.O. Box 8220                      AURORA             IL  60572-8220     US   07/31/2003 $     71
AT&T WIRELESS A/C#205152580       P.O. Box 8220                      AURORA             IL  60572-8220     US   08/18/2003 $     69
SKYTEL                            P.O. Box 740577                    ATLANTA            GA  30374-0577     US   06/18/2003 $     58
SKYTEL                            P.O. Box 740577                    ATLANTA            GA  30374-0577     US   07/31/2003 $     50
SKYTEL                            P.O. Box 740577                    ATLANTA            GA  30374-0577     US   08/12/2003 $     50
FORTRESS SYSTEMS LLC              14920 GROVER STREET                OMAHA              NE     68144       US   07/24/2003 $    379
FORTRESS SYSTEMS LLC              14920 GROVER STREET                OMAHA              NE     68144       US   08/21/2003 $    124

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
ADVANCED AIR PRODUCTS             1163 SOUTH CHEROKEE STREET         DENVER             CO     80223       US   08/06/2003 $  1,437
AT&T 210092398181                 P.O. Box 277019                    ATLANTA            GA  30384-7019     US   06/18/2003 $  2,567
AT&T 210092398181                 P.O. Box 277019                    ATLANTA            GA  30384-7019     US   07/07/2003 $  2,567
AT&T 210092398181                 P.O. Box 277019                    ATLANTA            GA  30384-7019     US   07/31/2003 $  2,523
FORBES MEDI-TEC INC               750 WEST PENDER STREET, SUITE 200  VANCOUVER          BC    V6C 2T8      CA   07/24/2003 $ 12,757
AT&T WIRELESS #400219051          P.O. Box 78224                     PHOENIX            AZ  85062-8224     US   07/07/2003 $    273
AT&T WIRELESS #400219051          P.O. Box 78224                     PHOENIX            AZ  85062-8224     US   07/31/2003 $    276
AT&T WIRELESS #400219051          P.O. Box 78224                     PHOENIX            AZ  85062-8224     US   08/21/2003 $    269
ARMED ALERT SECURITY              2166 South 900 East                SALT LAKE CITY     UT  84106-2325     US   06/18/2003 $     57
ARMED ALERT SECURITY              2166 South 900 East                SALT LAKE CITY     UT  84106-2325     US   07/31/2003 $    103
ACOSTA, INC.                      P.O. Box 281996                    ATLANTA            GA  30384-1996     US   07/24/2003 $    961
ACOSTA, INC.                      P.O. Box 281996                    ATLANTA            GA  30384-1996     US   08/21/2003 $     49
PIPING ROCK CUST # 007811         175 SUNNYSIDE BLVD                 PLAINVIEW          NY  11803-1511     US   07/07/2003 $    113
FEDERAL EXPRESS A/C2490-5213-2    P.O. Box 1140                      MEMPHIS            TN  38101-1140     US   07/31/2003 $     17
ADVANTAGE SALES & MARKETING       415 SOUTH 13TH STREET              BOISE              ID     83702       US   07/24/2003 $ 38,181
OVERNITE TRANSPORTATION CO.       P.O. Box 79755                     BALTIMORE          MD  21279-0755     US   08/27/2003 $  1,425
BIO-MED ENGINEERING, INC.         3080  SOUTH STATE ST.              SALT LAKE CITY     UT     84115       US   08/12/2003 $    219
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   07/15/2003 $ 10,707
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   07/23/2003 $  9,612
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   07/29/2003 $  7,857
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   08/05/2003 $  5,949
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   08/12/2003 $ 10,072
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   08/20/2003 $ 14,352
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   08/26/2003 $  4,392
GREYSTONE STAFFING, INC.          6175 SUNRISE HIGHWAY               MASSAPEQUA         NY     11758       US   09/03/2003 $  1,725
MERCEDES-BENZ CREDIT CORP.        P.O. Box 9001880                   LOUISVILLE         KY  40290-1880     US   06/18/2003 $  1,359
MERCEDES-BENZ CREDIT CORP.        P.O. Box 9001880                   LOUISVILLE         KY  40290-1880     US   07/07/2003 $  1,409
MERCEDES-BENZ CREDIT CORP.        P.O. Box 9001880                   LOUISVILLE         KY  40290-1880     US   07/31/2003 $  1,409
VITAMEX AB                        BERGSLAGSGATAN 9                   16 NORRKOPING      012   601 16       SE   09/04/2003 $163,884
VITAMEX AB                        BERGSLAGSGATAN 9                   16 NORRKOPING      012   601 16       SE   09/04/2003 $  9,567
WELLS FARGO FINANCIAL
LEASING, INC.                     P.O. Box 98789                     LAS VEGAS          NV     89193       US   06/18/2003 $    733
WELLS FARGO FINANCIAL
LEASING, INC.                     P.O. Box 98789                     LAS VEGAS          NV     89193       US   07/07/2003 $    733
WELLS FARGO FINANCIAL
LEASING, INC.                     P.O. Box 98789                     LAS VEGAS          NV     89193       US   08/12/2003 $    733
BTC COMMUNICATIONS                1003 BEAU TERRE DR                 BENTONVILLE        AR     72712       US   06/18/2003 $    418
BTC COMMUNICATIONS                1003 BEAU TERRE DR                 BENTONVILLE        AR     72712       US   07/07/2003 $    289
J. RETTENMAIER USA LP             16369 US 131 HIGHWAY               SCHOOLCRAFT        MI     49087       US   07/22/2003 $ 24,612
CITIBANK, N.A.                    3800 CITIBANK CENTER               TAMPA              FL     33610       US   06/18/2003 $  7,389
CITIBANK, N.A.                    3800 CITIBANK CENTER               TAMPA              FL     33610       US   07/31/2003 $ 14,540
CH ROBINSON WORLDWIDE INC.        PO BOX 9121   P.O. Box 88656       MINNEAPOLIS        MN  55480-9121     US   07/07/2003 $  2,645
Utah Dept. of Agriculture and     Administrative Services
Food Administrative Services      P.O. Box 146500                    Salt Lake City     UT  84114-6500     US   06/24/2003 $    150
UNLIMITED DATA SERVICES INC.      1725 SOUTH NOVA RD #B1             DAYTONA BEACH      FL     32119       US   08/08/2003 $  4,595
DELOITE & TOUCHE-LONDON           1 LITTLE NEW STREET                LONDON                  EC4A 3TR      GB   07/22/2003 $  1,447
AVAYA INC. A/C#0100886201         P.O. Box 73061                     CHICAGO            IL  60673-3061     US   06/18/2003 $  2,521
AVAYA INC. A/C#0100886201         P.O. Box 73061                     CHICAGO            IL  60673-3061     US   07/07/2003 $  5,169

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
AVAYA INC. A/C#0100886201         P.O. Box 73061                     CHICAGO            IL  60673-3061     US   07/31/2003 $    127
AVAYA FINANCIAL
SERVICE A/C 917490                24009 NETWORK PLACE                CHICAGO            IL  60673-0001     US   06/18/2003 $  1,032
AVAYA FINANCIAL
SERVICE A/C 917490                24009 NETWORK PLACE                CHICAGO            IL  60673-0001     US   08/12/2003 $    262
AVAYA FINANCIAL
SERVICE A/C 917490                24009 NETWORK PLACE                CHICAGO            IL  60673-0001     US   08/18/2003 $    262
Wild Flavors, Inc                 1261 Pacific Avenue                Erlanger           KY     41018       US   06/13/2003 $ 43,443
AMERICAN EXPRESS 378299112501004  SUITE 0001                         CHICAGO            IL  60679-0001     US   06/18/2003 $ 45,699
AMERICAN EXPRESS 378299112501004  SUITE 0001                         CHICAGO            IL  60679-0001     US   07/07/2003 $ 32,935
AMERICAN EXPRESS 378299112501004  SUITE 0001                         CHICAGO            IL  60679-0001     US   08/18/2003 $ 50,934
BANKS ASSOCIATED SALES, INC.      2417 SHERBROOKE LANE               MCKINNEY           TX     75070       US   07/24/2003 $  1,547
G.I. Trucking Company             P.O. Box 609                       LA MIRADA          CA  90637-0609     US   08/27/2003 $    690
Westco Fine Ingredients Inc.      12551-61 Saticoy Street South      North Hollywood    CA     91605       US   08/31/2003 $  2,150
Westco Fine Ingredients Inc.      12551-61 Saticoy Street South      North Hollywood    CA     91605       US   09/02/2003 $  4,550
Ball Corporation                  9300 W. 108 th Circle              Broomfield         CO  80021-3682     US   06/30/2003 $ 56,501
BALCHEM CORPORATION               P.O. Box 32321                     HARTFORD           CT  06150-2321     US   07/28/2003 $ 30,896
BALCHEM CORPORATION               P.O. Box 32321                     HARTFORD           CT  06150-2321     US   08/07/2003 $  3,000
BALCHEM CORPORATION               P.O. Box 32321                     HARTFORD           CT  06150-2321     US   08/27/2003 $  5,600
BALCHEM CORPORATION               P.O. Box 32321                     HARTFORD           CT  06150-2321     US   08/31/2003 $    800
BALCHEM CORPORATION               P.O. Box 32321                     HARTFORD           CT  06150-2321     US   08/31/2003 $    750
AT&T                              P.O. BOX 9001307                   LOUISVILLE         KY  40290-1307     US   07/07/2003 $  1,656
AT&T                              P.O. BOX 9001307                   LOUISVILLE         KY  40290-1307     US   07/31/2003 $  2,693
AT&T                              P.O. BOX 9001307                   LOUISVILLE         KY  40290-1307     US   08/12/2003 $  2,851
INTERNATIONAL HEALTH FOOD BROKERS 2356 BRIXHAM AVE.                  ORLANDO            FL     32828       US   06/18/2003 $  3,000
INTERNATIONAL HEALTH FOOD BROKERS 2356 BRIXHAM AVE.                  ORLANDO            FL     32828       US   07/31/2003 $  3,000
ADVANTAGE SALES & MARKETING       419 FRIDAY STREET                  PITTSBURGH         PA     58091       US   07/24/2003 $    295
ADVANTAGE SALES & MARKETING       419 FRIDAY STREET                  PITTSBURGH         PA     58091       US   08/21/2003 $    126
IFBB                              15 CULVER DRIVE                    NEW CITY           NY     10956       US   07/31/2003 $ 10,000
IFBB                              15 CULVER DRIVE                    NEW CITY           NY     10956       US   08/20/2003 $  5,000
LECK & ASSSOCIATES                100 WILSHIRE SUITE 200             SANTA MONICA       CA     90401       US   09/04/2003 $ 20,846
Peacock Engineering Company       1345 Norwood Avenue                Itasca             IL  60143-1126     US   07/28/2003 $ 19,800
Peacock Engineering Company       1345 Norwood Avenue                Itasca             IL  60143-1126     US   08/31/2003 $ 19,480
ADVANTAGE SALES & MARKETING       18851 BARDEEN AVENUE               IRVINE             CA     92612       US   07/24/2003 $ 10,740
ADVANTAGE SALES & MARKETING       18851 BARDEEN AVENUE               IRVINE             CA     92612       US   08/21/2003 $  8,724
ULMER & BERNE LLP                 600 VINE STREET SUITE 2800         CINCINNATI         OH  45202-2409     US   06/17/2003 $ 74,824
ULMER & BERNE LLP                 600 VINE STREET SUITE 2800         CINCINNATI         OH  45202-2409     US   06/25/2003 $ 81,680
ULMER & BERNE LLP                 600 VINE STREET SUITE 2800         CINCINNATI         OH  45202-2409     US   07/24/2003 $121,321
PITNEY BOWES CREDIT CORPORATION   P.O. Box 856460                    Louisville         KY  40285-6460     US   06/18/2003 $  1,399
AT&T WIRELESS ACCT # 201180312    P.O. BOX 8220                      AURORA             IL  60572-8220     US   06/18/2003 $    127
AT&T WIRELESS ACCT # 201180312    P.O. BOX 8220                      AURORA             IL  60572-8220     US   07/31/2003 $    227
AT&T WIRELESS ACCT # 201180312    P.O. BOX 8220                      AURORA             IL  60572-8220     US   08/12/2003 $    112
Phoenix Laboratories              140 Lauman Lane                    Hicksville         NY     11801       US   06/09/2003 $113,695
Phoenix Laboratories              140 Lauman Lane                    Hicksville         NY     11801       US   06/30/2003 $142,298
Phoenix Laboratories              140 Lauman Lane                    Hicksville         NY     11801       US   07/24/2003 $ 71,865
J.A.M. CONSULTING INC.            21 CEDAR LN                        OSSINING           NY     10562       US   07/07/2003 $ 14,560
J.A.M. CONSULTING INC.            21 CEDAR LN                        OSSINING           NY     10562       US   08/12/2003 $ 11,200

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
J.A.M. CONSULTING INC.            21 CEDAR LN                        OSSINING           NY     10562       US   09/02/2003 $ 26,040
GETTY IMAGES, INC.                4363 COLLECTIONS CENTER DRIVE      CHICAGO            IL     60693       US   07/07/2003 $    150
GETTY IMAGES, INC.                4363 COLLECTIONS CENTER DRIVE      CHICAGO            IL     60693       US   08/12/2003 $    155
DATS Trucking                     P.O. Box 910550                    St.George          UT  84791-0550     US   08/12/2003 $    126
Jedwards International            39 Broad Street                    Quincy             MA     02169       US   08/28/2003 $ 38,887
IRON MOUNTAIN OSDP                P.O. Box 911862                    DALLAS             TX  75391-1862     US   08/12/2003 $    970
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   06/06/2003 $ 54,077
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   06/16/2003 $ 14,380
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   06/23/2003 $ 25,270
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   06/30/2003 $ 20,075
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   07/28/2003 $ 13,525
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   08/14/2003 $  9,102
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   08/18/2003 $  9,337
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   08/27/2003 $ 19,969
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   08/29/2003 $  6,403
Seal-It                           70 Schmitt Blvd                    Farmingdale        NY     11735       US   09/03/2003 $  6,190
ALABAMA DEPT OF REVENUE           BUSINESS PRIVILEGE TAX  SECTION
                                   P.O. Box 32743                    MONTGOMERY         AL  36132-7431     US   07/22/2003 $    110
PACIFICA NATURAL BROKERS          40 LAENUI PLACE                    PAIA               HI     96779       US   07/24/2003 $  3,408
PACIFICA NATURAL BROKERS          40 LAENUI PLACE                    PAIA               HI     96779       US   08/21/2003 $    915
CUSTOM NETWORK SOLUTIONS, INC.    210 ROUTE 4 EAST SUITE 102         PARAMUS            NJ     07652       US   06/18/2003 $    697
CUSTOM NETWORK SOLUTIONS, INC.    210 ROUTE 4 EAST SUITE 102         PARAMUS            NJ     07652       US   07/07/2003 $    219
CUSTOM NETWORK SOLUTIONS, INC.    210 ROUTE 4 EAST SUITE 102         PARAMUS            NJ     07652       US   07/31/2003 $  1,305
CUSTOM NETWORK SOLUTIONS, INC.    210 ROUTE 4 EAST SUITE 102         PARAMUS            NJ     07652       US   08/28/2003 $    826
ADVANTAGE SALES &
 MARKETING EASTERN                P.O. Box 30490                     HARTFORD           CT  06150-0490     US   07/24/2003 $    304
ADVANTAGE SALES &
 MARKETING EASTERN                P.O. Box 30490                     HARTFORD           CT  06150-0490     US   08/21/2003 $     22
NATURAL HEALTH SCIENCES, LLC      P.O. Box 278                       HILLSIDE           NJ     07205       US   06/23/2003 $ 51,000
CHRIS'S DELI & CATERERS           646 MOTOR PARKWAY                  HAUPPAUGE          NY     11788       US   07/07/2003 $    130
CHRIS'S DELI & CATERERS           646 MOTOR PARKWAY                  HAUPPAUGE          NY     11788       US   07/31/2003 $    326
CHRIS'S DELI & CATERERS           646 MOTOR PARKWAY                  HAUPPAUGE          NY     11788       US   08/12/2003 $    133
SAI MARKETING INC                 2600 PHILMONT AVENUE               HUNTINDON VALLEY   PA     19006       US   08/19/2003 $  8,669
AFCO PREMIUM CREDIT LLC           P.O. Box 360572                    PITTSBURGH         PA  15250-6572     US   07/02/2003 $331,987
AFCO PREMIUM CREDIT LLC           P.O. Box 360572                    PITTSBURGH         PA  15250-6572     US   08/27/2003 $331,987
INTERNATIONAL PAPER CO.           P.O. Box 644095                    PITTSBURGH         PA  15264-4095     US   06/19/2003 $  6,796
AT&T Universal Biller             P O Box 79112                      Phoenix            AZ     85062       US   07/07/2003 $  8,513
AT&T Universal Biller             P O Box 79112                      Phoenix            AZ     85062       US   07/31/2003 $  7,036
AT&T Universal Biller             P O Box 79112                      Phoenix            AZ     85062       US   08/18/2003 $  6,679
Albion Advanced Nutrition         101 North Main  P.O. Box 750       Clearfield         UT     84089       US   06/19/2003 $  8,829
UNITED PARCEL SERVICE             LOCK BOX 577                       CAROL STREAM       IL  60132-0577     US   07/16/2003 $  2,175
UNITED PARCEL SERVICE             LOCK BOX 577                       CAROL STREAM       IL  60132-0577     US   08/12/2003 $    131
UNITED PARCEL SERVICE             LOCK BOX 577                       CAROL STREAM       IL  60132-0577     US   08/27/2003 $     54
ADVANTAGE/PEZROW SALES & MKTG     P.O. Box 23474                     NEWARK             NJ  07189-0474     US   07/24/2003 $ 43,787
ADVANTAGE/PEZROW SALES & MKTG     P.O. Box 23474                     NEWARK             NJ  07189-0474     US   08/21/2003 $  7,210
BRATT, Inc.                       754 West 700 South                 Pleasant Grove     UT     84062       US   06/18/2003 $  4,755
BRATT, Inc.                       754 West 700 South                 Pleasant Grove     UT     84062       US   08/12/2003 $  3,170

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
NUTRITIONAL MFG INTERNATIONAL     2487 KALADAR AVE     UNIT 360E     ONTARIO            ON    K1V 8B9      CA   06/30/2003 $ 14,830
NUTRITIONAL MFG INTERNATIONAL     2487 KALADAR AVE     UNIT 360E     ONTARIO            ON    K1V 8B9      CA   08/28/2003 $ 20,752
NEW FRONTIER MARKETING            615 SW 153RD ST                    BURIEN             WA     98166       US   06/18/2003 $  2,771
NEW FRONTIER MARKETING            615 SW 153RD ST                    BURIEN             WA     98166       US   08/21/2003 $  2,502
NEW FRONTIER MARKETING            615 SW 153RD ST                    BURIEN             WA     98166       US   08/21/2003 $  2,464
NEW FRONTIER MARKETING            615 SW 153RD ST                    BURIEN             WA     98166       US   08/26/2003 $  2,127
Boise Cascade Office Products     400 B Commerce Blvd                Carlstadt          NJ     02072       US   08/05/2003 $  3,125
THE MINUTE MAID COMPANY           P.O. Box 102703                    ATLANTA            GA  30368-2703     US   08/04/2003 $ 77,788
THE MINUTE MAID COMPANY           P.O. Box 102703                    ATLANTA            GA  30368-2703     US   08/04/2003 $     74
THE MINUTE MAID COMPANY           P.O. Box 102703                    ATLANTA            GA  30368-2703     US   08/11/2003 $ 37,240
NORTHWEST SCIENTIFIC INC.         P.O. Box 1811                      BILLINGS           MT     59103       US   09/03/2003 $    595
VIDEOJET TECHNOLOGIES INC.
CHICAGO IL                        12113 COLLECTION CENTER DRIVE      CHICAGO            IL     60693       US   08/11/2003 $  4,398
Dunwiddie Custom Packaging        14 Inverness Drive East
                                  Suite A-132                        Englewood          CO     80112       US   07/28/2003 $  1,619
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   06/17/2003 $ 32,332
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   06/19/2003 $ 18,075
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   06/26/2003 $ 11,704
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   07/14/2003 $ 25,000
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   08/05/2003 $ 15,061
LATHAM & WATKINS                  P.O. Box 7247-8181                 PHILADELPHIA       PA  19170-8181     US   08/14/2003 $ 25,000
AT&T A/C 144 012-8119 544         P.O. Box 9001309                   LOUISVILLE         KY  40290-1309     US   07/07/2003 $    100
AT&T A/C 144 012-8119 544         P.O. Box 9001309                   LOUISVILLE         KY  40290-1309     US   07/31/2003 $    100
AT&T A/C 144 012-8119 544         P.O. Box 9001309                   LOUISVILLE         KY  40290-1309     US   08/18/2003 $    100
MB NORTH AMERICA, INC.            2780 SKYPARK DRIVE SUITE 225       TORRANCE           CA     90505       US   06/24/2003 $ 39,953
MB NORTH AMERICA, INC.            2780 SKYPARK DRIVE SUITE 225       TORRANCE           CA     90505       US   08/31/2003 $    214
MB NORTH AMERICA, INC.            2780 SKYPARK DRIVE SUITE 225       TORRANCE           CA     90505       US   08/31/2003 $ 12,906
LEAD POINT SOLUTIONS, INC.        480 EAST 90 NORTH                  OREM               UT     84097       US   07/16/2003 $  6,888
FEDEX FREIGHT WEST                DEPT  CH   P.O. Box 10306          PALATINE           IL  60055-0306     US   08/27/2003 $  2,170
FEDEX FREIGHT EAST                4103 COLLECTION CENTER DRIVE       CHICAGO            IL     60693       US   08/27/2003 $     44
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   06/19/2003 $ 72,592
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   06/25/2003 $ 12,204
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   07/25/2003 $ 26,711
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   07/28/2003 $ 13,195
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   08/29/2003 $ 16,427
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   08/31/2003 $  1,464
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   08/31/2003 $ 10,519
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   08/31/2003 $  3,882
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   09/03/2003 $ 21,827
PRO PAC LABS, INC.                3804 S. AIRPORT DR                 OGDEN              UT     84405       US   09/04/2003 $  1,719
ADVANTAGE SALES & MKTG            DEPT 230   P.O. Box 31001-1702     PASADENA           CA  91110-1691     US   07/24/2003 $  1,625
ADVANTAGE SALES & MKTG            DEPT 230   P.O. Box 31001-1702     PASADENA           CA  91110-1691     US   08/21/2003 $  1,198
CCBN.COM INC                      P.O. Box 826132                    PHILADELPHIA       PA  19182-6132     US   06/18/2003 $    675
Quadra Chemicals Inc.             4 Francis Avenue                   Nyack              NY     10960       US   07/31/2003 $  2,147
Quadra Chemicals Inc.             4 Francis Avenue                   Nyack              NY     10960       US   08/04/2003 $    737
WILLIAMS EQUIPMENT                1440 WEST 8120 SOUTH               WEST JORDON        UT     84088       US   08/07/2003 $    330

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   06/13/2003 $ 12,041
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   06/27/2003 $ 12,041
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   07/11/2003 $ 11,798
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   07/16/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   07/23/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   07/31/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   08/04/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   08/12/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   08/18/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   08/27/2003 $  9,573
DEAN BLECHMAN                     4 STONE GATE COURT                 SETAUKET           NY     11733       US   09/02/2003 $  9,573
MATT MARQUIS                      3 HILL STREET                      HILLSBORO          NH     03244       US   06/18/2003 $    450
MATT MARQUIS                      3 HILL STREET                      HILLSBORO          NH     03244       US   08/18/2003 $    450
ACNIELSEN                         P.O. Box 88956                     CHICAGO            IL  60695-8956     US   07/23/2003 $ 11,544
PETER J SOLOMON COMPANY           767 5TH AVENUE 26TH FLOOR          NEW YORK           NY     10153       US   06/11/2003 $ 75,000
PETER J SOLOMON COMPANY           767 5TH AVENUE 26TH FLOOR          NEW YORK           NY     10153       US   07/10/2003 $ 78,402
PETER J SOLOMON COMPANY           767 5TH AVENUE 26TH FLOOR          NEW YORK           NY     10153       US   08/01/2003 $ 75,000
PETER J SOLOMON COMPANY           767 5TH AVENUE 26TH FLOOR          NEW YORK           NY     10153       US   09/02/2003 $ 75,000
CONSTANCE CONAWAY                 610 NORTH MAIN STREET              ELGIN              TX     78621       US   07/07/2003 $    207
CONSTANCE CONAWAY                 610 NORTH MAIN STREET              ELGIN              TX     78621       US   07/29/2003 $    384
CONSTANCE CONAWAY                 610 NORTH MAIN STREET              ELGIN              TX     78621       US   07/31/2003 $    511
CONSTANCE CONAWAY                 610 NORTH MAIN STREET              ELGIN              TX     78621       US   08/26/2003 $    555
The Employers Council             143 S. Main Street Suite 903       Salt Lake City     UT     84111       US   08/28/2003 $    229
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   06/11/2003 $ 72,950
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   06/17/2003 $ 77,657
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   06/23/2003 $ 63,883
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   07/02/2003 $112,486
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   07/16/2003 $ 56,233
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   07/17/2003 $ 60,149
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   07/24/2003 $ 61,921
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   07/28/2003 $ 19,321
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/05/2003 $ 38,098
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/12/2003 $ 32,280
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/26/2003 $ 49,235
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/26/2003 $    554
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/29/2003 $ 14,576
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/29/2003 $  7,493
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   08/29/2003 $ 30,375
Nexeo Staffing LLC                274 North State                    Orem               UT     84057       US   09/04/2003 $  3,486
LAB CONCO CORPORATION             8811 PROSPECT AVE.                 KANSAS CITY        MI  64132-2696     US   08/07/2003 $     43
ROYAL WHOLESALE ELECTRIC          3100 SOUTH 900 WEST                SALT LAKE CITY     UT     84119       US   06/25/2003 $    857
Express Services, Inc.            P.O. Box 268951                    Oklahoma City      OK  73126-8951     US   07/16/2003 $  2,658
CROWN EQUIPMENT CORPORATION       P.O. Box 641173                    CINCINNATI         OH  45264-1173     US   06/24/2003 $  6,560
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   06/20/2003 $181,585

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   07/16/2003 $ 43,000
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   07/25/2003 $ 18,944
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   07/28/2003 $ 94,479
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   07/29/2003 $ 50,983
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   08/11/2003 $116,645
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   08/31/2003 $ 19,408
OMNI-PAK INDUSTRIES               2100 SMITHTOWN AVE                 RONKONKOMA         NY     11779       US   08/31/2003 $104,639
Kronos Inc.                       12401 South 450 East - Suite F #2  Draper             UT     84020       US   06/30/2003 $  4,691
LIA STAFFING                      80 HAUPPAUGE ROAD                  COMMACK            NY     11725       US   06/24/2003 $ 15,725
LIA STAFFING                      80 HAUPPAUGE ROAD                  COMMACK            NY     11725       US   07/24/2003 $  9,600
PRESTWICH PALLET AND WOOD         P.O. Box 942                       Springville        UT  84663-0942     US   07/29/2003 $  4,208
PRESTWICH PALLET AND WOOD         P.O. Box 942                       Springville        UT  84663-0942     US   08/31/2003 $  1,179
Johnstone Supply                  269 South Mountain Way Dr.         Orem               UT     84058       US   09/03/2003 $     47
MARSH USA INC                     P.O. Box 19601                     NEWARK             NJ  07195-0601     US   08/08/2003 $  3,000
Shannon Minerals LTD.             Upper Calre Street                 Linerick                              IE   06/30/2003 $ 13,340
Shannon Minerals LTD.             Upper Calre Street                 Linerick                              IE   07/17/2003 $ 77,939
Shannon Minerals LTD.             Upper Calre Street                 Linerick                              IE   07/17/2003 $152,566
Shannon Minerals LTD.             Upper Calre Street                 Linerick                              IE   07/28/2003 $144,063
Shannon Minerals LTD.             Upper Calre Street                 Linerick                              IE   07/28/2003 $109,810
M.F. Cachat                       14600 Detroit Road
                                  P.O. Box 71235                     Lakewood           OH     44107       US   07/24/2003 $     64
AJILON FINANCE                    W 0155   P.O. Box 7777             PHILADELPHIA       PA  19175-0155     US   08/27/2003 $  7,968
Chemi Nutraceuticals, nc.         4463 White Bear Parkway -
                                  Suite 105                          White Bear Lake    MN     55110       US   08/11/2003 $  5,000
LEE PRIEST                        1036 E. AVE J#163                  LANCASTER          CA     93535       US   06/06/2003 $  8,333
LEE PRIEST                        1036 E. AVE J#163                  LANCASTER          CA     93535       US   07/02/2003 $  8,333
LEE PRIEST                        1036 E. AVE J#163                  LANCASTER          CA     93535       US   08/14/2003 $  8,333
LEE PRIEST                        1036 E. AVE J#163                  LANCASTER          CA     93535       US   09/02/2003 $  8,333
GHA Technologies, Inc.            P.O. Box 53567                     Phoenix            AZ  85072-3567     US   06/25/2003 $  4,653
GHA Technologies, Inc.            P.O. Box 53567                     Phoenix            AZ  85072-3567     US   08/12/2003 $  3,387
NORTH CAROLINA DEPT OF REVENUE    P.O. Box 25000                     RALEIGH            NC  27640-0500     US   07/22/2003 $    801
COOKIES BY DESIGN                 1969 JERICHO TURNPIKE              EAST NORTHPORT     NY     11731       US   06/18/2003 $     69
Daybreak Fast Freight, Inc        500 Ave. P                         Newark             NJ     07105       US   08/07/2003 $    314
SCS NETWORK                       4457 WILLOW ROAD, SUITE 110        PLEASANTON         CA     94588       US   07/24/2003 $  2,198
SCS NETWORK                       4457 WILLOW ROAD, SUITE 110        PLEASANTON         CA     94588       US   08/21/2003 $ 21,318
BENNETT PACKAGING                 220 NW SPACE CENTER CIRCLE         LEE'S SUMMIT       MO     64064       US   06/12/2003 $ 12,204
BENNETT PACKAGING                 220 NW SPACE CENTER CIRCLE         LEE'S SUMMIT       MO     64064       US   07/18/2003 $ 13,092
BENNETT PACKAGING                 220 NW SPACE CENTER CIRCLE         LEE'S SUMMIT       MO     64064       US   08/04/2003 $ 11,826
BENNETT PACKAGING                 220 NW SPACE CENTER CIRCLE         LEE'S SUMMIT       MO     64064       US   08/28/2003 $ 11,124
AT & T WIRELESS ACCT#601256936    P.O. Box 78224                      PHOENIX           AZ  85062-8224     US   07/07/2003 $     67
AT & T WIRELESS ACCT#601256936    P.O. Box 78224                      PHOENIX           AZ  85062-8224     US   07/31/2003 $     67
AT & T WIRELESS ACCT#601256936    P.O. Box 78224                      PHOENIX           AZ  85062-8224     US   08/21/2003 $     67
JBS LOGISTICS                     200 REGENCY DRIVE                  GLENDALE HEIGHTS   IL     60139       US   07/24/2003 $ 15,302
JBS LOGISTICS                     200 REGENCY DRIVE                  GLENDALE HEIGHTS   IL     60139       US   07/29/2003 $ 15,100
JBS LOGISTICS                     200 REGENCY DRIVE                  GLENDALE HEIGHTS   IL     60139       US   08/18/2003 $ 13,771
JBS LOGISTICS                     200 REGENCY DRIVE                  GLENDALE HEIGHTS   IL     60139       US   08/27/2003 $ 12,289

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
JBS LOGISTICS                     200 REGENCY DRIVE                  GLENDALE HEIGHTS   IL     60139       US   09/04/2003 $    421
A.I. CREDIT CORP                  BOX 9045                           NEW YORK           NY  10087-9045     US   07/02/2003 $139,174
A.I. CREDIT CORP                  BOX 9045                           NEW YORK           NY  10087-9045     US   08/27/2003 $139,174
SOS Serviceman of Salt lake       5831 Bramblewood Lane              Salt Lake City     UT     84118       US   06/18/2003 $    613
JENNIFER SIMPSON                  7500 W. LAKE MEAD BLVD #203        LAS VEGAS          NV     89128       US   06/27/2003 $    300
VOX VISUAL SYSTEMS                15221 N CLUBGATE DR, #1093         SCOTTSDALE         AZ     85254       US   06/26/2003 $ 54,150
TALX CORPORATION                  P.O. Box 958078                    ST LOUIS           MO  63195-8078     US   07/31/2003 $    988
RAPID ACCESS COMMUNICATION,
ENTERPRISES, INC                  155 MICHAEL DRIVE                  SYOSSET            NY     11791       US   07/02/2003 $    855
DAMAGE RECOVERY SYSTEMS INC       31 ROBINSON STREET                 POTTSTOWN          PA     19464       US   09/04/2003 $125,000
NHP SOLUTIONS CANADA INC          156 CHURCHILL ROAD N               ACTON              ON    L7J 2J1      CA   06/30/2003 $ 16,412
NHP SOLUTIONS CANADA INC          156 CHURCHILL ROAD N               ACTON              ON    L7J 2J1      CA   08/31/2003 $ 20,780
FlexTech                          1275 South 1600 West               Orem               UT     84058       US   07/02/2003 $    362
CREATIVITIES IN DESIGN            2522 EAST 11TH STREET              BROOKLYN           NY     11235       US   07/07/2003 $  1,000
KEYSPAN ENERGY DELIVERY           P.O. Box 9040                      HICKSVILLE         NY  11802-9500     US   07/07/2003 $    861
KEYSPAN ENERGY DELIVERY           P.O. Box 9040                      HICKSVILLE         NY  11802-9500     US   07/31/2003 $    294
KEYSPAN ENERGY DELIVERY           P.O. Box 9040                      HICKSVILLE         NY  11802-9500     US   08/18/2003 $     14
CANON FINANCIAL SERVICES, INC.    P.O. Box 4004                      CAROL STREAM       IL  60197-4004     US   06/18/2003 $    482
CANON FINANCIAL SERVICES, INC.    P.O. Box 4004                      CAROL STREAM       IL  60197-4004     US   07/31/2003 $    241
COLLABRYS                         P.O. Box 200024                    PITTSBURGH         PA  15251-0024     US   09/02/2003 $  8,600
ESN CONSULTING INC                226 MEADOWCREEK DRIVE              WADSWORTH          OH     44281       US   08/05/2003 $  7,097
OLSSON, FRANK AND WEEDA, PC       1400 SIXTEENTH STREET NW,
                                  SUITE 400                          WASHINGTON         DC  20036-2220     US   07/21/2003 $  4,000
OLSSON, FRANK AND WEEDA, PC       1400 SIXTEENTH STREET NW,
                                  SUITE 400                          WASHINGTON         DC  20036-2220     US   08/05/2003 $  9,322
Corwood Laboratories, Inc.        55 Arkay Drive                     Hauppauge          NY     11788       US   07/15/2003 $ 16,500
Corwood Laboratories, Inc.        55 Arkay Drive                     Hauppauge          NY     11788       US   07/18/2003 $ 56,055
Corwood Laboratories, Inc.        55 Arkay Drive                     Hauppauge          NY     11788       US   07/23/2003 $ 25,564
Thermolife                        3941 E. Chandler
                                  Boulevard #106-212                 Phoenix            AZ     85048       US   06/19/2003 $ 49,059
Thermolife                        3941 E. Chandler
                                  Boulevard #106-212                 Phoenix            AZ     85048       US   08/25/2003 $ 22,890
LAKOTA SOLUTIONS                  726 E. MAIN STREET SUITE F-260     LEBANON            OH  45036-1900     US   07/07/2003 $    898
LAKOTA SOLUTIONS                  726 E. MAIN STREET SUITE F-260     LEBANON            OH  45036-1900     US   08/12/2003 $  1,500
AT & T WIRELESS                   P.O. Box 8220                      AURORA             IL  60572-8220     US   07/07/2003 $    166
AT & T WIRELESS                   P.O. Box 8220                      AURORA             IL  60572-8220     US   07/31/2003 $    162
AT & T WIRELESS                   P.O. Box 8220                      AURORA             IL  60572-8220     US   08/21/2003 $    162
ORCAS International, Inc          230 Route 206 Bldg #4, Ste #3      Flanders           NJ     07836       US   08/31/2003 $ 46,000
ORCAS International, Inc          230 Route 206 Bldg #4, Ste #3      Flanders           NJ     07836       US   08/31/2003 $ 15,900
ORCAS International, Inc          230 Route 206 Bldg #4, Ste #3      Flanders           NJ     07836       US   08/31/2003 $ 47,725
FLORIAN FOOD SERVICE, INC.        50-1 FELDLAND ST                   BOHEMIA            NY     11716       US   06/18/2003 $    369
FLORIAN FOOD SERVICE, INC.        50-1 FELDLAND ST                   BOHEMIA            NY     11716       US   07/07/2003 $     50
FLORIAN FOOD SERVICE, INC.        50-1 FELDLAND ST                   BOHEMIA            NY     11716       US   07/31/2003 $      6
MARK H. REUTER                    PO BOX 1238                        HUNTINGTON         NY     11743       US   06/23/2003 $  5,363
HOTJOBS.COM                       P.O. Box 27818                     NEWARK             NJ  07101-7818     US   08/25/2003 $  3,180
MILLER ENVIRONMENTAL GROUP INC    538 EDWARDS AVE                    CALVERTON          NY     11933       US   08/14/2003 $ 13,514
LABOR COMMISSION                  SAFETY DIVISION P.O. Box 146620    SALT LAKE CITY     UT  84114-6620     US   07/02/2003 $    265
LABOR COMMISSION                  SAFETY DIVISION P.O. Box 146620    SALT LAKE CITY     UT  84114-6620     US   07/07/2003 $     30
LABOR COMMISSION                  SAFETY DIVISION P.O. Box 146620    SALT LAKE CITY     UT  84114-6620     US   08/21/2003 $     90

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS D TROSPER                  211 BUCKINGHAM                     DENTON             TX     76209        US  06/17/2003 $  1,800
DALLAS D TROSPER                  211 BUCKINGHAM                     DENTON             TX     76209        US  07/29/2003 $    450
DALLAS D TROSPER                  211 BUCKINGHAM                     DENTON             TX     76209        US  08/26/2003 $    450
INTERNATIONAL FITNESS ASSOCIATION 12472 LAKE UNDERHILL RD, #341      ORLANDO            FL     32828        US  06/24/2003 $  2,970
INTERNATIONAL FITNESS ASSOCIATION 12472 LAKE UNDERHILL RD, #341      ORLANDO            FL     32828        US  08/26/2003 $  4,770
QUALITY DISTRIBUTION INC          431 NEIL ARMSTRONG ROAD            SALT LAKE CITY     UT     84116        US  07/07/2003 $    251
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  06/16/2003 $ 41,463
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  06/25/2003 $  5,000
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  07/22/2003 $119,409
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  07/25/2003 $ 54,439
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  08/12/2003 $ 78,035
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  08/28/2003 $ 86,527
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  09/02/2003 $ 60,664
FTI CONSULTING INC                P.O. Box 631916                    BALTIMORE          MD  21263-1916      US  09/03/2003 $ 20,000
MARIA CALANDRINO                  3470 WEST HILLSBORO BLVD, #207     COCONUT CREEK      FL     33073        US  06/18/2003 $    200
U W FREIGHT LINE INC              2818 WEST PARKWAY BLVD             SALT LAKE CITY     UT     84119        US  07/28/2003 $     41
Honeyville Grain Inc.             635 North Billy Mitchell RD.       Salt Lake City     UT     84116        US  09/02/2003 $    460
KELLY SERVICES, INC               1212 SOLUTIONS CENTER              CHICAGO            IL  60677-1002      US  08/05/2003 $  2,476
KELLY SERVICES, INC               1212 SOLUTIONS CENTER              CHICAGO            IL  60677-1002      US  08/26/2003 $  2,686
KELLY SERVICES, INC               1212 SOLUTIONS CENTER              CHICAGO            IL  60677-1002      US  08/28/2003 $    543
WEIL, GOTSHAL & MANGES LLP        767 FIFTH AVENUE                   NEW YORK           NY     10153        US  06/13/2003 $225,000
WEIL, GOTSHAL & MANGES LLP        767 FIFTH AVENUE                   NEW YORK           NY     10153        US  08/14/2003 $ 37,474
WEIL, GOTSHAL & MANGES LLP        767 FIFTH AVENUE                   NEW YORK           NY     10153        US  08/27/2003 $125,154
WEIL, GOTSHAL & MANGES LLP        767 FIFTH AVENUE                   NEW YORK           NY     10153        US  09/03/2003 $200,000
COAST TO COAST VISION PLAN        13748 NEUTRON ROAD                 DALLAS             TX     75244        US  06/17/2003 $    238
COAST TO COAST VISION PLAN        13748 NEUTRON ROAD                 DALLAS             TX     75244        US  07/23/2003 $    313
COAST TO COAST VISION PLAN        13748 NEUTRON ROAD                 DALLAS             TX     75244        US  08/19/2003 $    718
Macey's Food & Drug               931 West State Street              Pleasant Grove     UT     84062        US  07/23/2003 $     96
PRO DEMONSTRATION SERVICES INC    P.O. Box 9413                      UNIONDALE          NY  11555-9413      US  06/26/2003 $  5,324
HERVE DUCHEMIN                    910 WEST AVE                       MIAMI BEACH        FL     33139        US  06/27/2003 $    200
ROBERT C WILKINS                  801 N MONROE ST, #205              ARLINGTON          VA     22201        US  07/29/2003 $    150
ROBERT C WILKINS                  801 N MONROE ST, #205              ARLINGTON          VA     22201        US  08/26/2003 $    300
AMY YANAGISAWA                    801 N MONROE ST, #205              ARLINGTON          VA     22201        US  07/29/2003 $    150
AMY YANAGISAWA                    801 N MONROE ST, #205              ARLINGTON          VA     22201        US  08/26/2003 $    300
P.W. GROSSER                      630 JOHNSON AVE, SUITE 7           BOHEMIA            NY  11716-2618      US  08/14/2003 $ 16,369
JOSEPH MCEVOY                     165 E. 72 ST. STE 18J              NEW YORK           NY     10021        US  07/21/2003 $ 11,514
JOSEPH MCEVOY                     165 E. 72 ST. STE 18J              NEW YORK           NY     10021        US  07/31/2003 $  3,985
JOSEPH MCEVOY                     165 E. 72 ST. STE 18J              NEW YORK           NY     10021        US  08/12/2003 $     50
JOSEPH MCEVOY                     165 E. 72 ST. STE 18J              NEW YORK           NY     10021        US  08/21/2003 $  4,500
JOSEPH MCEVOY                     165 E. 72 ST. STE 18J              NEW YORK           NY     10021        US  09/02/2003 $  2,500
FRANKLIN PUBLICATIONS, INC.       11050  SANTA MONICA BLVD.          LOS  ANGELES       CA     90025        US  08/12/2003 $ 66,816
DAVID PAUL                        19874 OBSERVATION DRIVE            POPANGA            CA     90290        US  08/06/2003 $  1,500
DAVID PAUL                        19874 OBSERVATION DRIVE            POPANGA            CA     90290        US  08/26/2003 $  1,653
BANK OF NEW YORK                  4170 VETERANS MEMORIAL HWY         BOHEMIA            NY     11716        US  06/17/2003 $  2,781

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK                  4170 VETERANS MEMORIAL HWY         BOHEMIA            NY     11716       US   07/23/2003 $  2,796
BANK OF NEW YORK                  4170 VETERANS MEMORIAL HWY         BOHEMIA            NY     11716       US   08/18/2003 $  2,614
BANK OF NEW YORK                  4170 VETERANS MEMORIAL HWY         BOHEMIA            NY     11716       US   08/31/2003 $      2
H. R. Spinner Corporation         115 South 1st  Avenue
                                  P.O. Box 1361                      Yakima             WA     98902       US   09/03/2003 $    507
Paragon Press                     2532 South 3270 West               Salt Lake City     UT     84119       US   09/03/2003 $    292
NATIONAL IN-STORE MARKETING, LLC  1760 SOLUTIONS CENTER
                                  P.O. Box 771760                    CHICAGO            IL  60677-1007     US   09/02/2003 $  3,738
Gary Ridings                      6530 HEDGE LANE TERRACE, #101      SHAWNEE            KS     66226       US   06/16/2003 $    500
ROSEMARIE FLORE                   150 MOTOR PARKWAY SUITE 210        HAUPPAUGE          NY     11788       US   08/26/2003 $    136
Rachel Nelson                     600 East Quality Drive             American Fork      UT     84003       US   07/07/2003 $     58
James Bauer                       150 Motor Parkway Suite 210        Hauppauge          NY     11788       US   06/17/2003 $  1,006
James Bauer                       150 Motor Parkway Suite 210        Hauppauge          NY     11788       US   07/10/2003 $  1,770
James Bauer                       150 Motor Parkway Suite 210        Hauppauge          NY     11788       US   08/07/2003 $  2,014
James Bauer                       150 Motor Parkway Suite 210        Hauppauge          NY     11788       US   08/21/2003 $  1,172
PATRICIA VIKEN                    150 MOTOR PARKWAY                  HAUPPAUGE          NY     11788       US   07/10/2003 $    175
Aylwards Natural Food             342 Main Street                    Hackensack         NJ     07601       US   07/22/2003 $    458
Health Fair                       675 Branch Ave                     Little Silver      NJ     07739       US   06/25/2003 $    444
Organica Natural Foods            246 East Livingston Street         Northvale          NJ     07647       US   07/22/2003 $    131
A Moveable Feast II               9341 Katy Freeway                  Houston            TX     77024       US   07/22/2003 $    127
All Total Health Foods            6156 Highway 6 N                   Houston            TX     77007       US   06/25/2003 $    101
American Health #21               211 FM 1960                        Houston            TX     77073       US   06/25/2003 $    453
Betsy's Health Foods              5730 FM 1960 W                     Houston            TX     77069       US   06/25/2003 $     55
Betsy's Health Foods              5730 FM 1960 W                     Houston            TX     77069       US   07/22/2003 $     49
Discount Nutrition Center         5020 FM 1960 W, Suite A7           Houston            TX     77069       US   07/22/2003 $    379
K's Devine Health                 4928 Fairmont Parkway              Pasadena           TX     77505       US   07/22/2003 $    550
Nutrition Depot                   25188 Interstate 45 North          Spring             TX     77386       US   06/25/2003 $    225
Nutrition Depot                   25188 Interstate 45 North          Spring             TX     77386       US   07/22/2003 $    187
Peak Nutrition - Pasadena         324 C E. Southmore                 Pasadena           TX     77502       US   07/22/2003 $    165
Peak Nutrtion - Conroe            1418 D Loop 336 West               Conroe             TX     77304       US   07/22/2003 $    220
Ranch Creek                       13211 MEMEORIAL                    Houston            TX     77079       US   06/25/2003 $    223
Sandy's Produce Market            12171 Katy Freeway                 Houston            TX     77079       US   06/25/2003 $     31
Seekers #1                        9336 Westview                      Houston            TX     77055       US   07/22/2003 $     76
Smoothie King                     12513-B Westheimer                 Houston            TX     77077       US   06/25/2003 $    125
Tri Health                        11025 Fuqua                        Houston            TX     77089       US   07/22/2003 $    224
Abundant Life Health Food         1130 A -  W Main Street            Lewisville         TX     75067       US   06/25/2003 $    401
Abundant Life Health Food         1130 A -  W Main Street            Lewisville         TX     75067       US   07/22/2003 $    286
Better Health Market #1           1716 Santa Fe Drive                Weatherford        TX     76086       US   06/25/2003 $    265
Better Health Market #2           4780 Little Road                   Arlington          TX     76017       US   06/25/2003 $    303
Better Health Market #2           4780 Little Road                   Arlington          TX     76017       US   07/22/2003 $    171
Better Health Market #4           1450 E Hwy 377                     Granbury           TX     76048       US   06/25/2003 $    303
Drug Emporium/Vitamins Plus       4210-B SW 45th Avenue              Amarillo           TX     79101       US   06/25/2003 $    146
Drug Emporium/Vitamins Plus       4210-B SW 45th Avenue              Amarillo           TX     79101       US   07/22/2003 $    337
Drug Emporium/Vitamins Plus       2327 W Loop 281                    Longview           TX     75608       US   07/22/2003 $  3,218
Drug Emporium/Vitamins Plus       2327 W Loop 281                    Longview           TX     75608       US   07/24/2003 $    514
Family Nutrition Center           1646 West  Henderson, Suite E      Cleburne           TX     76031       US   06/25/2003 $    967

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
Great Earth Vitamins #1           1007 Northwest Highway             Garland            TX     75041       US   07/22/2003 $    411
Great Earth Vitamins #3           616 Plymouth Park                  Irving             TX     75061       US   06/25/2003 $    287
Herb Mart #1                      3330 N. Galloway                   Mesquite           TX     75150       US   07/22/2003 $    455
Natural Foods Market              3211 W Wadley, Suite 2B            Midland            TX     79705       US   06/25/2003 $    300
Natural Health Market #1          3833 50th Street #4                Lubbock            TX     79413       US   06/25/2003 $    300
Natural Health Market #2          4414 82nd Street, Suite 103        Lubbock            TX     79424       US   06/25/2003 $    300
Natural Health Market #2          4414 82nd Street, Suite 103        Lubbock            TX     79424       US   07/24/2003 $    169
Northlake Health Food             10233 E Northwest Highway,
                                  Suite 506                          Dallas             TX     75238       US   06/25/2003 $     72
Nutrition Essentials              2650 Midway Road, Suite 12         Carrollton         TX     75006       US   06/25/2003 $    195
Nutrition Essentials              2650 Midway Road, Suite 12         Carrollton         TX     75006       US   07/22/2003 $    515
Prime Nutrition #1                1663 Hickory Drive, Suite D        Fort Worth         TX     76117       US   06/25/2003 $    514
Richardson's Health Food          5051 Granbury Road                 Fort Worth         TX     76133       US   06/25/2003 $  2,364
Roy's Natural Market              130 Preston Royal Shopping Center  Dallas             TX     75230       US   06/25/2003 $    487
Smoothie Factory - Mesquite       1220 Town East Blvd, Suite 218     Mesquite           TX     75150       US   07/22/2003 $    117
Smoothie King-Weigand             3054 S University Drive            Fort Worth         TX     76109       US   07/22/2003 $    122
Sundrop's Vitamin Superstore      3920 Oaklawn                       Dallas             TX     75219       US   06/25/2003 $  4,031
Sundrop's Vitamin Superstore      3920 Oaklawn                       Dallas             TX     75219       US   07/24/2003 $  1,319
Vibrant Health Foods              4750 S 14th Street                 Abilene            TX     79605       US   06/25/2003 $    239
Vibrant Health Foods              4750 S 14th Street                 Abilene            TX     79605       US   07/22/2003 $    152
Vital Nutrition--Beltline         14902 Preston Road                 Dallas             TX     75240       US   07/22/2003 $    212
Wanda's Health Foods              4555 E University, Suite B         Odessa             TX     79763       US   06/25/2003 $    481
Better Life Health                451 Santa Fe Drive                 Encinitas          CA     92024       US   06/25/2003 $    150
Boneys                            1820 Oceanside Blvd.               Oceanside          CA     92054       US   06/25/2003 $    500
Boneys                            1820 Oceanside Blvd.               Oceanside          CA     92054       US   07/22/2003 $    508
Grossmont Nutrition               5500 Grossmont Center Drive        La Mesa            CA     91942       US   07/22/2003 $    250
Henrys Marketplace/Wild Oats      152 N. Second Street               El Cajon           CA     92021       US   06/25/2003 $    501
Henrys Marketplace/Wild Oats      705 E. Vista Way                   Vista              CA     92084       US   07/22/2003 $    231
Jimbos Naturally I                12853 El Camino Real               San Diego          CA     92130       US   06/25/2003 $    357
Jimbos Naturally I                12853 El Camino Real               San Diego          CA     92130       US   07/22/2003 $    200
Jimbos Naturally II               1633 S. Center City Parkway        Escondido          CA     92029       US   06/25/2003 $    157
Jimbos Naturally II               1633 S. Center City Parkway        Escondido          CA     92029       US   07/22/2003 $     40
Keils                             7403 Jackson Drive                 San Diego          CA     92119       US   06/25/2003 $    125
Natures Storehouse                307 3rd Avenue                     Chula Vista        CA     91910       US   06/25/2003 $    250
Natures Storehouse                307 3rd Avenue                     Chula Vista        CA     91910       US   07/22/2003 $    250
New Seed                          946 Garnet Ave                     San Diego          CA     92109       US   06/25/2003 $    227
New Seed                          946 Garnet Ave                     San Diego          CA     92109       US   07/22/2003 $    516
Sprouts Natural Market            40458 Winchester Road              Temecula           CA     92591       US   06/25/2003 $    150
Vitamin Village                   750 Sycamore Avenue                Vista              CA     92083       US   07/22/2003 $    344
Evergreen Health Pantry           1645 140th Avenue NE               Bellevue           WA     98005       US   06/25/2003 $  1,182
Evergreen Health Pantry           1645 140th Avenue NE               Bellevue           WA     98005       US   07/29/2003 $  1,000
Great Earth Tacoma (Olympic Nut.) 612 Tacoma Mall 4502 S. Steele st. Tacoma             WA     98409       US   06/25/2003 $    250
Helen's Health Food               P.O. Box 3388                      SILVERDALE         WA     98383       US   06/25/2003 $    135
Highland Health Food              101 Vista Way                      Kennewick          WA     99336       US   06/25/2003 $    620
J. Vee Health Foods I             3720 Pacific Highway               Olympia            WA     98503       US   06/25/2003 $    105

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
J. Vee Health Foods I             3720 Pacific Highway               Olympia            WA     98503       US   07/22/2003 $     85
Mardix Pharmacy                   13210 SE 240th, Suite A-3          Kent               WA     98042       US   07/22/2003 $    430
Mari-Don Healthway                1900 N 45th                        Seattle            WA     98103       US   06/25/2003 $    350
Nature's Market                   26011 104th Avenue SE              Kent               WA     98031       US   07/29/2003 $    220
Pilgrim's Nutrition               2927-A E 29th                      Spokane            WA     99223       US   06/25/2003 $    159
Salem Health Foods #1             401 CenterStreet NE, #160          Salem              OR     97301       US   06/25/2003 $  1,406
Salem Health Foods #2             831 Lancaster Drive #57            Salem              OR     97301       US   06/25/2003 $  2,498
Salem Health Foods #2             831 Lancaster Drive #57            Salem              OR     97301       US   07/29/2003 $  1,382
Seattle Super Supplement          4336 Roosevelt Way                 Seattle            WA     98105       US   06/25/2003 $    592
Seattle Super Supplement #4       707 Rainier Avenue S               Renton             WA     98055       US   07/22/2003 $    101
Seattle Super Supplements         19925 44th Avenue W                Lynnwood           WA     98036       US   06/25/2003 $    551
Seattle Super Supplements         6806 NE 175th St.                  Kenmore            WA     98028       US   06/25/2003 $    152
Seattle Super Supplements #2      14355 Aurora Avenue N              Seattle            WA     98133       US   06/25/2003 $    443
Smart Nutrition                   3405 Capitol Boulevard             TUMWATER           WA     98502       US   06/25/2003 $    210
Super Natural Nutrition           2019-A S Seatac Mall               Federal Way        WA     98003       US   06/25/2003 $     99
Apple A Day                       30262 Crown Valley Parkway,
                                  Suite A                            Laguna Niguel      CA     92677       US   07/22/2003 $    252
Capitol Drugs                     8578 Santa Monica Boulevard        West Hollywood     CA     90069       US   06/25/2003 $    675
Capitol Drugs                     8578 Santa Monica Boulevard        West Hollywood     CA     90069       US   07/22/2003 $  1,567
Capitol Drugs                     4454 Van Nuys Boulevard            Sherman Oaks       CA     91403       US   07/22/2003 $    421
Clark's Nutritional Center        4225 Market Street                 Riverside          CA     92501       US   07/22/2003 $  2,008
Co-Opportunity                    1525 Broadway                      Santa Monica       CA     90404       US   07/22/2003 $     52
Health Food City                  3651 E Foothill Boulevard          Pasadena           CA     91107       US   07/22/2003 $  1,831
I.N.G. Natural Products           2445 E. Imperial Highway, Suite F  Brea               CA     92821       US   07/22/2003 $    599
KARE Health Alternatives
 & Nutrition                      5699 Woodruff Avenue               Lakewood           CA     90713       US   07/22/2003 $    127
L.A. Urban Fitness                3015-B Main Street                 Santa Monica       CA     90405       US   06/25/2003 $    868
Mother's Market                   225 E. 17th Street                 Costa Mesa         CA     92627       US   07/22/2003 $    339
Mother's Market                   19770 Beach Boulevard              Huntington Beach   CA     92648       US   07/22/2003 $     71
Naturway #1                       1010 N. Euclid                     Anaheim            CA     92801       US   07/22/2003 $    443
Naturway #2                       10309 S. Lakewood Boulevard        Downey             CA     90241       US   07/22/2003 $    412
Naturway #4                       16268 Whittier Boulevard           Whittier           CA     90603       US   07/22/2003 $    359
Naturway #5                       4037 Hardwick                      Lakewood           CA     90712       US   07/22/2003 $    673
Vitamin City                      6247 E. Spring Street              Long Beach         CA     90808       US   07/22/2003 $  1,143
Vitamin City                      642 W. Arrow Highway               San Dimas          CA     91773       US   07/22/2003 $    826
Adams                             710 N 10th Street                  McAllen            TX     78501       US   06/25/2003 $    627
Kerrville Health Foods            130 W Main                         Kerrville          TX     78028       US   07/22/2003 $    342
Little Shoppe Of Health           306-C Edwards-Gary                 San Marcos         TX     78666       US   06/25/2003 $    240
Little Shoppe Of Health           306-C Edwards-Gary                 San Marcos         TX     78666       US   07/22/2003 $    100
Natural Vitamins and Herbs        5640 Montana, Suite B              El Paso            TX     79925       US   06/25/2003 $    656
Natural Vitamins and Herbs        5640 Montana, Suite B              El Paso            TX     79925       US   07/29/2003 $    276
Peach Basket                      334 W Main                         Fredericksburg     TX     78624       US   06/25/2003 $    235
Peach Basket                      334 W Main                         Fredericksburg     TX     78624       US   07/22/2003 $  1,131
Rainbow Natural Foods             1111 Hawkins                       El Paso            TX     79925       US   06/25/2003 $    421
Rhonda's Nature's Way             8059 Callaghan Road                San Antonio        TX     78230       US   06/25/2003 $    374
Rhonda's Nature's Way             8059 Callaghan Road                San Antonio        TX     78230       US   07/22/2003 $     75

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                                 DATES OF   AMOUNT
        NAME OF CREDITOR                       ADDRESS                  CITY          STATE  ZIP CODE   COUNTRY   PAYMENT    PAID
-----------------------------------------------------------------------------------------------------------------------------------
Specific Nutrition                1620 Babcock                       San Antonio        TX     78229       US   06/25/2003 $    499
Sun Harvest #15                   4006 S Lamar, Suite 400            Austin             TX     78704       US   07/22/2003 $    490
Sun Harvest (Corp)                8101 Callaghan Road                San Antonio        TX     78230       US   06/25/2003 $    278
Thyme For Health                  430 W Bandera, Suite 13            Boerne             TX     78006       US   07/22/2003 $    457
World of Vitamins                 6590 Montana, Suite G              El Paso            TX     79925       US   06/25/2003 $    529
Dewalt's                          205 S Main Street                  Butler             PA     16001       US   06/25/2003 $     20
Dietary Foods                     918 West Erie Plaza                Erie               PA     16505       US   06/25/2003 $    240
Fitness and Nutrition Center      803 Bethel Road                    Columbus           OH     43214       US   07/24/2003 $  1,500
Health Food Center                265 Federal Plaza West             Youngstown         OH     44503       US   07/22/2003 $    150
Health Foods Unlimited            2108 Miamisburg Road               Centerville        OH     45459       US   07/22/2003 $  8,616
Nature's Best                     14822 Pearl Road                   Strongsville       OH     44136       US   07/29/2003 $    393
Nutri Pharmacy                    2506 Wildwood Rd.                  Allison Park       PA     15101       US   07/22/2003 $     77
Nutrition Forum                   7716 Sawmill Road                  Dublin             OH     43016       US   08/21/2003 $  1,500
Raisin Rack                       618 W Schrock Rd                   Westerville        OH     43081       US   07/22/2003 $    700
Raisin Rack                       618 W Schrock Rd                   Westerville        OH     43081       US   07/24/2003 $  3,987
Weber's                           18400 Euclid Avenue                Cleveland          OH     44112       US   06/25/2003 $    192
Willo Natures Way                 36200 Euclid Avenue                Willoughby         OH     44094       US   07/22/2003 $    108
A Way of Life                     9359 N Milwaukee Avenue            Niles              IL  60714-1303     US   06/25/2003 $    170
American Health Foods             5142 W 95th Street                 Oak Lawn           IL     60453       US   06/25/2003 $    263
Certified Health Foods -
Highland                          506 Old Elm Road                   Highland Park      IL     60035       US   06/25/2003 $    416
Fruitful Yield                    1957 w. Galena Blvd.               Aurora             IL     60506       US   06/25/2003 $     85
Fruitful Yield - Elmhurst         214 N. York Road                   Elmhurst           IL     60126       US   07/31/2003 $    338
Fruitful Yield # 5                2111 W. 63rd St.                   Downers Grove      IL     60515       US   06/25/2003 $    571
Glenbrook Health Foods            120 Halsted Street                 Chicago Heights    IL     60411       US   07/31/2003 $    310
Health Hut                        2056 Ridge Road                    Homewood           IL     60430       US   07/31/2003 $    124
Healthy Horizons                  8319 Indianapolis Blvd.            Highland           IN     46322       US   06/25/2003 $     85
Healthy Horizons                  8319 Indianapolis Blvd.            Highland           IN     46322       US   07/24/2003 $    215
J.D. Mills Health Foods           635 Chicago Avenue                 Evanston           IL     60202       US   06/25/2003 $    980
J's Vitamins and More             5316 N Milwaukee Avenue            Chicago            IL     60697       US   06/25/2003 $     79
J's Vitamins and More             5316 N Milwaukee Avenue            Chicago            IL     60697       US   07/31/2003 $    116
Kramer's Health Foods             228 S Wabash Avenue                Chicago            IL     60603       US   06/25/2003 $  1,380
Life Spring Health Foods          3178 N. Clark  St.                 Chicago            IL     60657       US   07/22/2003 $    951
Nutrition Network                 187 Geneva Road                    Winfield           IL     60190       US   07/22/2003 $    317
Parkway Drugs on Clark            2346 N. Clark St.                  Chicago            IL     60610       US   06/25/2003 $    127
Sherwyn's Health Foods            645 W. Diversey Av.                Chicago            IL     60614       US   06/25/2003 $    437
Sherwyn's Health Foods            645 W. Diversey Av.                Chicago            IL     60614       US   07/22/2003 $    937
Vitamin Outlet & Health Food      5158 N. Clark St.                  Chicago            IL     60640       US   07/22/2003 $    186
Whole Foods Market                1640 Chicago St.                   Evanston           IL     60201       US   06/25/2003 $    130
Whole Foods Market - Lakeview     3300 N. Ashland Av.                Chicago            IL     60618       US   06/25/2003 $    142
Whole Foods Market-Riv. For.      7245 W. Lake St.                   River Forest       IL     60305       US   06/25/2003 $     53
Artesian Health Foods II          1250 W 11th                        Tracy              CA     95376       US   07/22/2003 $    236
Artesian Health Foods II          1250 W 11th                        Tracy              CA     95376       US   07/24/2003 $    122
Buffalo Whole Foods               598 Castro Street                  San Francisco      CA     94114       US   07/22/2003 $     56
Cameron Park Health Foods         3342 Coach Lane                    Cameron Park       CA     95682       US   06/25/2003 $     82

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Daily Health                       1235 9th Avenue                 San Francisco      CA      94122       US    07/22/2003   $   428
Earth Song                         135 Argall Street               Nevada City        CA      95959       US    06/25/2003   $    44
Elliott's Natural Foods #1         3347 E1 Camino Avenue           Sacramento         CA      95821       US    06/25/2003   $   433
Elliott's Natural Foods #2         8063 Greenback Lane             Citrus Heights     CA      95610       US    06/25/2003   $   691
Harvest House                      2395 Monument Boulevard         Concord            CA      94520       US    07/22/2003   $    97
Kristina's                         761 E Barstow, Suite E          Fresno             CA      93710       US    07/24/2003   $   278
Natural Life Foods                 2638 Pleasant Hill Road         Pleasant Hill      CA      94523       US    07/22/2003   $    69
Natural Valley Health Foods        11562 Sutton Way                Grass Valley       CA      95945       US    06/25/2003   $   248
Optimum Foods                      2021 Novato Blvd                Novato             CA      94947       US    07/22/2003   $   179
Open Sesame                        983 MORAGA RD                   Lafayette          CA      94549       US    07/22/2003   $    22
Power Nutrition #2                 633 Trancas Street              Napa               CA      94558       US    06/25/2003   $ 2,300
Sacramento Natural Foods Co-op     9500 Micron Avenue              Sacramento         CA      95827       US    06/25/2003   $   839
San Rafael Health Foods            1900 Alhambra Boulevard         Sacramento         CA      95816       US    07/22/2003   $   239
Sunrise Natural Foods              2160 Grass Valley Highway       Auburn             CA      95603       US    07/22/2003   $   110
Sunrise Natural Foods              1950 Douglas Boulevard          Roseville          CA      95661       US    06/25/2003   $ 1,600
Sunrise Natural Foods              1950 Douglas Boulevard          Roseville          CA      95661       US    07/22/2003   $ 1,700
Sunshine Natural Foods             8121 Madison Avenue             Fair Oaks          CA      95628       US    06/25/2003   $ 1,539
Tower Health                       1130 N Fulton Avenue            Fresno             CA      93228       US    07/22/2003   $ 1,000
Vasconi's Pharmacy                 1381 Main Street                Saint Helena       CA      94574       US    07/22/2003   $   487
Vita Plus                          790 C-1 Oakgrove Road           Concord            CA      94520       US    07/22/2003   $   328
Vitamin Adventure                  3017 Travis Boulevard           Fairfield          CA      94533       US    07/22/2003   $   173
Vitamin Adventure                  2188 Santa Rosa Avenue          Santa Rosa         CA      95407       US    07/24/2003   $   488
Vitamin Adventure                  1540 Newell Avenue              WALNUT CREEK       CA      94569       US    07/22/2003   $   377
Vitamin Adventure (Warehouse)      630 Eubanks Court, Suite F      Vacaville          CA      95688       US    06/25/2003   $ 1,786
Vitamin Adventure (Warehouse)      630 Eubanks Court, Suite F      Vacaville          CA      95688       US    07/22/2003   $   324
Vitamin Adventure (Warehouse)      630 Eubanks Court, Suite F      Vacaville          CA      95688       US    07/24/2003   $ 2,000
Vitamin Express                    1428 Irving Street              San Francisco      CA      94122       US    06/25/2003   $    94
Vitamin Villa                      1800 Highway 50 E               Carson City        NV      89701       US    07/22/2003   $   387
Wild Oats*                         5695 S Virginia Street          Reno               NV      89502       US    07/22/2003   $   120
William's Natural Foods #1         12249 San Pablo Avenue          Richmond           CA      94805       US    07/22/2003   $   325
A Market                           125 Loring Street               Manchester         NH      03103       US    06/25/2003   $ 1,602
East Side Market                   165 Pitman Street               Providence         RI      02906       US    06/25/2003   $   100
Good Health Natural Foods          1627 Hancock Street             Quincy             MA      02169       US    06/25/2003   $   153
Health And Diet Center             122 Cedar Street                Haverhill          MA      01830       US    06/25/2003   $   100
Mother Earth                       10 Muzzie Street                Lexington          MA      02173       US    06/25/2003   $    74
Nature's Corner                    192 Pilgrim Avenue, Suite 1     Coventry           RI      02816       US    06/25/2003   $   105
Food For Health                    1653 Third Avenue               New York           NY      10128       US    07/22/2003   $   103
Health Is Wealth                   184 Seventh Avenue              New York           NY      10011       US    07/22/2003   $ 1,200
Willner Chemist 1                  100 Park Avenue                 New York           NY      10017       US    06/25/2003   $ 6,295
Willner Chemist 1                  100 Park Avenue                 New York           NY      10017       US    07/22/2003   $ 1,628
Willner Chemist 1                  100 Park Avenue                 New York           NY      10017       US    07/29/2003   $10,030
Willner Chemiste II                253 Broadway                    New York           NY      10007       US    07/22/2003   $   275
14 Carrot Whole Foods #2           5300 Sunset Boulevard           Lexington          SC      29072       US    06/25/2003   $   170
Bare Essentials                    273 Boone Heights Drive         Boone              NC      28607       US    06/25/2003   $   145

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                               ZIP               DATES OF    AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE    CODE     COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Bare Essentials                    273 Boone Heights Drive         Boone              NC      28607       US    07/22/2003   $   100
Good Neighbor                      423 Coleman Boulevard           Mount Pleasant     SC      29464       US    07/22/2003   $   275
Good Nutrition (#1)                505 Beaver Ruin Road NW         Norcross           GA      30071       US    06/25/2003   $   186
Good Nutrition (#1)                505 Beaver Ruin Road NW         Norcross           GA      30071       US    07/22/2003   $   250
Good Nutrition #2                  10703 Alpharetta Why.           Roswell            GA      30076       US    07/22/2003   $    33
Health Nuts                        2110 Greenridge Road            North Charleston   SC      29418       US    07/22/2003   $   500
Herb Brendle Nail Health
Superstore                         152 Stratford                   Winston Salem      NC      27104       US    06/25/2003   $   280
Herb Brendle Nail Health
Superstore                         152 Stratford                   Winston Salem      NC      27104       US    07/22/2003   $   120
House of Health                    155 Hammond Drive, Suite G      Atlanta            GA      30328       US    08/21/2003   $   200
House of Health #2                 2500-A Battleground Ave         Greensboro         NC      27408       US    06/25/2003   $   380
Life Grocery                       1453 Roswell Rd NE              Marietta           GA      30060       US    06/25/2003   $   262
Nature's Health Shop               109 W Main Street               Easley             SC      29640       US    07/22/2003   $   450
Nutrition World                    5762 Brainerd Rd.               Chattanooga        TN      37411       US    06/25/2003   $   312
Nutrition World                    5762 Brainerd Rd.               Chattanooga        TN      37411       US    08/21/2003   $   251
Raspberry's                        1331 Ashley River Road          Charleston         SC      29407       US    07/22/2003   $   152
Rebekah's Health Foods             9700 Medlock Bridge Rd. #128    Duluth             GA      30097       US    06/25/2003   $   250
Royal Vitamins & Organic Foods     1848 Old Norcross Rd. Ste 200   Lawrenceville      GA      30044       US    06/25/2003   $    24
Tas Drug                           500 WEST CHURCH ST              Cherryville        NC      28021       US    07/22/2003   $   145
Wilner Chemists                    2900 Peachtree Road NE,
                                   Suite 112                       Atlanta            GA      30305       US    07/22/2003   $   250
Wilner Chemists                    2900 Peachtree Road NE,
                                   Suite 112                       Atlanta            GA      30305       US    08/21/2003   $   550
Cupboard Natural Foods             200 W Congress Street           Denton             TX      76201       US    06/25/2003   $   471
Cupboard Natural Foods             200 W Congress Street           Denton             TX      76201       US    07/22/2003   $ 1,024
Discount Sports Nutrition          721 I-35 E, Suite 154           Denton             TX      76205       US    06/25/2003   $   385
Drug Emporium/Vitamins Plus        5819 E Kings Highway            Shreveport         LA      71104       US    06/25/2003   $   325
Fiesta Nutrition                   2225 Louisville Avenue          Monroe             LA      71201       US    06/25/2003   $   645
Health Collection #1               1434 N Central Expressway       McKinney           TX      75069       US    06/25/2003   $   322
Health Collection #1               1434 N Central Expressway       McKinney           TX      75069       US    07/24/2003   $   419
Health Collection #2               3001 S Hardin (Eldorado
                                   Parkway)                        McKinney           TX      75070       US    06/25/2003   $   399
Jack's Natural Foods III--Loop
281                                400 E Loop 281                  Longview           TX      75605       US    06/25/2003   $   190
Jack's Natural Foods--Gilmer       2309 Gilmer Road                Longview           TX      75601       US    06/25/2003   $   190
Jack's Natural Foods--Judson Rd    1614 Judson Road                Longview           TX      75601       US    06/25/2003   $   190
Morning Glory                      3500 North Street               Nacogdoches        TX      75961       US    07/22/2003   $   229
Morning Glory                      1867 W Frank Avenue             Lufkin             TX      75904       US    07/22/2003   $   529
Mother Nature's Health             344 S 291 Highway               Liberty            MO      64068       US    06/25/2003   $    62
Natural Foods                      703 E Ferguson Road             Mount Pleasant     TX      75455       US    06/25/2003   $   158
Old Fashioned Foods                50 Phoenix Village Square       Fort Smith         AR      72901       US    06/25/2003   $   245
Old Fashioned Foods #2             123 N. 18th St                  Fort Smith         AR      72901       US    06/25/2003   $   193
Olde Wheat Barn                    301 N. Monroe Street            Ruston             LA      71270       US    06/25/2003   $   432
Sleepy Hollow                      12761 S. Collins Rd.            Gentry             AR      72734       US    06/25/2003   $   307
Smoothie Factory - Hebron          1008 W Hebron Parkway           Carrollton         TX      75010       US    07/22/2003   $   107
Smoothie Factory - Lewisville      724 W Main Street, Suite 360    Lewisville         TX      75067       US    06/25/2003   $   951
Sunshine Health Food #2            532 Benton Road                 Bossier City       LA      71111       US    06/25/2003   $   316
Sunshine Health Foods #1           5751 Youree Drive               Shreveport         LA      71105       US    06/25/2003   $   976
Sunshine Health Foods #1           5751 Youree Drive               Shreveport         LA      71105       US    07/22/2003   $   162

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                               ZIP               DATES OF    AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Vita Mart                          1020 W Centerville Rd #1014     Garland            TX      75041       US    06/25/2003   $ 1,446
Wellness Center of Paris           4535 Lamar Avenue               Paris              TX      75462       US    06/25/2003   $    84
Whole Foods                        10555 W. 21st Street North      Wichita            KS      67205       US    06/25/2003   $ 1,525
Whole Health                       4828 S Broadway                 Tyler              TX      75703       US    06/25/2003   $   653
Whole Health                       4828 S Broadway                 Tyler              TX      75703       US    07/24/2003   $   771
All Natural Health                 3830 Sunrise Highway            Seaford            NY      11783       US    06/25/2003   $   543
All Natural Health                 3830 Sunrise Highway            Seaford            NY      11783       US    07/22/2003   $   296
Capital Health                     357 New York Avenue             Huntington         NY      11743       US    07/22/2003   $   331
Eric's Health Food Shoppe          508 Brighton Beach Ave          Brooklyn           NY      11235       US    06/25/2003   $    20
Everything Natural                 1661 Ralph Avenue               Brooklyn           NY      11236       US    06/25/2003   $   521
Everything Natural                 1661 Ralph Avenue               Brooklyn           NY      11236       US    07/29/2003   $   316
Fairway Market                     50 Monetto Hill Road            Plainview          NY      11803       US    06/25/2003   $   400
Family Health Foods                177 New Dorp Lane               Staten Island      NY      10306       US    07/22/2003   $   473
Family Health Foods                1789 Victory Blvd               Staten Island      NY      10314       US    07/22/2003   $   169
Family Health Foods                7001 Amboy Road                 Staten Island      NY      10307       US    07/22/2003   $   101
Food For Thought                   154 7th Street                  Garden City        NY      11530       US    06/25/2003   $   162
Harrico Pharmacy                   893 Manhattan Avenue            Brooklyn           NY      11222       US    06/25/2003   $   365
Health Bay Natural Foods           161-30 Crossbay Boulevard       Howard Beach       NY      11414       US    06/25/2003   $   582
Health Nuts                        92 Old Country Road             WESTBURY           NY      11750       US    06/25/2003   $   674
Health Nuts                        212-03 26th Avenue              Bayside            NY      11360       US    06/25/2003   $   690
Healthy Everything                 1013 Broadway                   Woodmere           NY      11598       US    06/25/2003   $   758
House Of Nutrition                 1743 Peninsula Blvd.            Hewlett            NY      11557       US    06/25/2003   $   317
Living Natural                     177-A W Merrick Road            Freeport           NY      11520       US    06/25/2003   $    95
Long Island Health Connection      520 Jericho Turnpike            Syosset            NY      11791       US    06/25/2003   $   650
Mr. Vitamin                        3201 Middle Country Road        Lake Grove         NY      11755       US    07/22/2003   $   209
Port Nutrition                     24 Main Street                  Port Washington    NY      11050       US    06/25/2003   $    50
Rising Tide Natural                42 Forest Avenue                Glen Cove          NY      11542       US    06/25/2003   $   547
Sherry's Place                     Deer Park Avenue                Babylon            NY      11702       US    07/22/2003   $   327
St. James Natural Food             296 Lake Avenue                 Saint James        NY      11780       US    06/25/2003   $    75
The Natural                        685 Middle Country Road         Middle Island      NY      11953       US    06/25/2003   $   170
Total Health                       170 Fulton Street               Farmingdale        NY      11735       US    07/22/2003   $   646
Total Nutrition                    75 B1 Country Boulevard         Farmingdale        NY      11735       US    06/25/2003   $   300
Value Drugs                        349 New York Avenue             Huntington         NY      11743       US    07/22/2003   $   190
Village Natural Food               246 Route 25 A                  Setauket           NY      11733       US    06/25/2003   $   575
Vitality Store                     5 Continental Avenue            Forest Hills       NY      11375       US    07/29/2003   $   392
Wild By Nature                     369 East Main Street            Huntington         NY      11743       US    07/22/2003   $   250
Wild by Nature Market              198 Main Street                 East Setauket      NY      11733       US    06/25/2003   $   330
All Well CO                        2123 S Platte River Drive       Denver             CO      80202       US    06/25/2003   $    79
All Well CO                        2123 S Platte River Drive       Denver             CO      80202       US    07/22/2003   $   193
Ambrosia Health Ent                7172 W 38th Avenue              Wheat Ridge        CO      80033       US    07/22/2003   $    53
Dodson's Nutrition Center          309 West Main                   Norman             OK      73069       US    07/22/2003   $   264
Golden Natural Foods               1205 Cheyenne Street            Golden             CO      80401       US    07/22/2003   $    41
Health Food Center                 2219 SW 74th                    Oklahoma City      OK      73159       US    06/25/2003   $   121
Health Food Center                 2219 SW 74th                    Oklahoma City      OK      73159       US    07/22/2003   $ 1,076

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                               ZIP               DATES OF    AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE    CODE     COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Health Hut                         610 N SHERIDAN SUITE #2         Lawton             OK      73505       US    06/25/2003   $    36
Health Hut                         610 N SHERIDAN SUITE #2         Lawton             OK      73505       US    07/22/2003   $   219
Health World #1                    320 E Central                   Ponca City         OK      74601       US    07/22/2003   $   178
Healthy Image                      1131 SW 59th                    Oklahoma City      OK      73109       US    06/25/2003   $    30
Healthy Image                      1131 SW 59th                    Oklahoma City      OK      73109       US    07/22/2003   $    75
Healthy Image                      1131 SW 59th                    Oklahoma City      OK      73109       US    07/29/2003   $    59
Lefler's Nutritional Center        2525 Arapahoe Avenue            Boulder            CO      80302       US    07/22/2003   $   309
Muscle Mag International           8770 Wadsworth                  Arvada             CO      80003       US    06/25/2003   $    73
Muscle Mag International           8770 Wadsworth                  Arvada             CO      80003       US    07/22/2003   $    67
Natural Vitamin Store              6856 S University Boulevard     Littleton          CO      80122       US    07/22/2003   $   250
Open Circle Natural Foods          1120 N Duck Street              Stillwater         OK      74074       US    06/25/2003   $   292
Open Circle Natural Foods          1120 N Duck Street              Stillwater         OK      74074       US    07/22/2003   $   164
R. Downs                           7400 Montgomery NE              Albuquerque        NM      87109       US    06/25/2003   $ 2,369
R. Downs                           7400 Montgomery NE              Albuquerque        NM      87109       US    07/22/2003   $   100
Vitamin Cottage                    15270 E Hampden Avenue          Aurora             CO      80012       US    07/22/2003   $     7
Vitamin Cottage                    1780 E Woodmen Road             Colorado Springs   CO      80920       US    07/22/2003   $    56
Vitamin Cottage (Corporate)        12612 W Alameda Parkway         Lakewood           CO      80228       US    06/25/2003   $    23
Vitamin Cottage (Corporate)        12612 W Alameda Parkway         Lakewood           CO      80228       US    07/22/2003   $ 1,981
Vitamin Trader                     211 Motano NW                   Albuquerque        NM      87107       US    06/25/2003   $    20
Vitamin Trader                     211 Motano NW                   Albuquerque        NM      87107       US    07/22/2003   $    58
Necessities                        1010 Willis Avenue              Albertson          NY      11507       US    06/25/2003   $   500
Tommy K's Fitness Exchange         471 Glenbrook Road              Stamford           CT      06906       US    07/22/2003   $ 1,074
Accent on Health                   18559 Devonshire                Northridge         CA      91324       US    06/25/2003   $ 1,216
B to B Packaging                   21636 Marilla Street            Chatsworth         CA      91311       US    07/22/2003   $ 1,739
Erehwon                            7660 Beverly Boulevard          Los Angeles        CA      90036       US    07/22/2003   $   188
Healthy Discounts                  14427 1/2 Ventura Boulevard     Sherman Oaks       CA      91423       US    06/25/2003   $ 2,000
Healthy Discounts                  14427 1/2 Ventura Boulevard     Sherman Oaks       CA      91423       US    07/22/2003   $ 1,089
Lassen's Health Food               2207 Pickwick                   Camarillo          CA      93010       US    06/25/2003   $   147
Lassen's Health Food               2857 E Thousand Oaks
                                   Boulevard                       Thousand Oaks      CA      91362       US    08/21/2003   $   241
Lassen's Health Food               4071 E. Main Street             Ventura            CA      93003       US    07/22/2003   $   648
Lassen's Health Food               4071 E. Main Street             Ventura            CA      93003       US    08/21/2003   $   150
Lassen's Health Food               2955 Cochran Street #A4         Simi Valley        CA      93062       US    06/25/2003   $   610
Lazy Acres                         302 Meigs Road                  Santa Barbara      CA      93109       US    07/22/2003   $   696
Lazy Acres                         302 Meigs Road                  Santa Barbara      CA      93109       US    08/21/2003   $   197
Nature Mart                        2080 Hillherst Avenue           Los Angeles        CA      90027       US    06/25/2003   $   535
Nature Mart                        2080 Hillherst Avenue           Los Angeles        CA      90027       US    07/22/2003   $ 1,070
Nature Mart                        2080 Hillherst Avenue           Los Angeles        CA      90027       US    07/29/2003   $ 1,380
Nature Mart                        2080 Hillherst Avenue           Los Angeles        CA      90027       US    08/21/2003   $   535
Rainbow Acres                      4756 Admiralty Way              Marina Del Rey     CA      90292       US    07/22/2003   $   678
Rainbow Acres #1                   13208 Washington Boulevard      Los Angeles        CA      90066       US    07/22/2003   $   400
V.P. Discount                      14645 Ventura Boulevard         Sherman Oaks       CA      91403       US    06/25/2003   $ 1,000
V.P. Discount                      14645 Ventura Boulevard         Sherman Oaks       CA      91403       US    07/22/2003   $ 2,414
V.P. Discount                      14645 Ventura Boulevard         Sherman Oaks       CA      91403       US    08/21/2003   $   569
Vitamin Barn                       22335-B Sherman Way Boulevard   Canoga Park        CA      91304       US    07/22/2003   $   565

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Vitamin Station                    1407-Q Los Angeles Avenue       Simi Valley        CA      93065       US    06/25/2003   $   562
Vitamin Station                    1407-Q Los Angeles Avenue       Simi Valley        CA      93065       US    07/22/2003   $ 1,008
Gary's World Of Wellness           4 W Mt. Kirk Avenue             Eagleville         PA      19403       US    07/29/2003   $   384
Holly Hill Health Food             1200 Welsh Road                 North Wales        PA      19454       US    07/22/2003   $   505
Muscle Mag International           1779 N Keyser                   Scranton           PA      18508       US    06/25/2003   $   546
Ada's Natural Foods Market         11705 S Cleveland Avenue        Fort Myers         FL      33901       US    07/22/2003   $   900
AFC Vitamin Outlet                 6200 Collier Blvd.              Naples             FL      34114       US    06/25/2003   $ 1,000
AFC Vitamin Outlet                 6200 Collier Blvd.              Naples             FL      34114       US    08/21/2003   $   350
Mother Earth                       16520 S Tamiami Trail           Fort Myers         FL      33908       US    08/21/2003   $   455
Mother Earth Natural Foods         4600 C-10 Summerlin Rd.         Fort Myers         FL      33919       US    08/21/2003   $   180
Mother Earth Natural Foods #2      13860-C N Cleveland Avenue      Fort Myers         FL      33903       US    08/21/2003   $    73
Mother Earth Natural Foods #4      15271-11 SW McGregor
                                   Boulevard                       Fort Myers         FL      33908       US    08/21/2003   $    83
Arizona Health Food (Corp.)        13802 N 32nd Street, Ste 14     Phoenix            AZ      85032       US    06/25/2003   $ 3,600
Arizona Health Food (Corp.)        13802 N 32nd Street, Ste 14     Phoenix            AZ      85032       US    07/22/2003   $ 4,000
Bashas' Grocery Corp.              200 S. 56th St.                 Chandler           AZ      85226       US    06/25/2003   $ 1,100
Better Nutrition III               2230 N Rainbow Boulevard,
                                   Suite B                         Las Vegas          NV      89108       US    06/25/2003   $ 1,149
Elite Discount Health Foods II     2881 Green Valley Parkway       Henderson          NV      89014       US    07/22/2003   $ 1,445
J & J Health Foods I (Corp)        3776 E. Flamingo Rd.            East Las Vegas     NV      89121       US    07/22/2003   $   747
J & J Health Foods III             7501 W Lake Mead Boulevard      Las Vegas          NV      89128       US    07/22/2003   $   110
J & J Health Foods V               9310 S. Eastern                 Las Vegas          NV      89123       US    06/25/2003   $   335
Natures Health Shoppe              973 W Elliot #2                 Chandler           AZ      85224       US    07/22/2003   $   200
Valley/Warehouse Vitamins (Corp)   4530 E. Muirwood Dr. #104       Phoenix            AZ      85048       US    07/22/2003   $ 7,135
Vitamin House #1                   9833 W Bell Road                Sun City           AZ      85351       US    07/22/2003   $   150
Alameda Natural                    1650 Park St.                   Alameda            CA      94541       US    07/22/2003   $    23
Beehive Country Store              5807 Winfield Boulevard         San Jose           CA      95123       US    07/22/2003   $    37
Berkeley Natural Grocery Co.       1336 Gilman Street              Berkeley           CA      94706       US    07/22/2003   $    22
Bon Air Health Food                298 Bon Air Shopping Center     Greenbrae          CA      94904       US    07/22/2003   $   268
Bumble Bee Nutrition               601 Escuela Ave                 Mountain View      CA      94040       US    07/22/2003   $   164
Country Sun                        440 California Ave.             Palo Alto          CA      94306       US    07/22/2003   $   124
Country Sun                        440 California Ave.             Palo Alto          CA      94306       US    08/21/2003   $ 2,000
Cupertino Natural Foods            10255 S De Anza Boulevard       Cupertino          CA      95014       US    07/22/2003   $    22
Good Health Natural Foods          80 W Manor Drive                Pacifica           CA      94044       US    07/22/2003   $    37
Good Life Nutrition                437 S Kiely Avenue              San Jose           CA      95125       US    07/22/2003   $   277
Health Unlimited #3                3466 Village Drive              Castro Valley      CA      94598       US    07/22/2003   $    22
House Of Nutrition                 1371 Lincoln Avenue             San Jose           CA      95125       US    07/22/2003   $    46
Mollie Stone's                     49 W. 42nd. Ave.                San Mateo          CA      94403       US    06/25/2003   $   582
Oasis Natural Foods                6240 Highway 9                  Felton             CA      95018       US    07/22/2003   $   341
San Rafael Health Foods            874 4TH ST                      San Rafael         CA      94901       US    07/22/2003   $    20
Saratoga Health Foods              18800 Cox                       Saratoga           CA      95070       US    06/25/2003   $ 2,218
Saratoga Health Foods              18800 Cox                       Saratoga           CA      95070       US    07/22/2003   $   706
Valley Health Mill                 3037 J.Hopyard Rd.              Pleasanton         CA      94566       US    07/22/2003   $    14
Van's Health Foods                 2148 First St.                  Livermore          CA      94550       US    07/22/2003   $    15
Vitamin Express                    45 Camino Alto                  Mill Valley        CA      94941       US    07/22/2003   $    52
Vitamin Express                    1400 Shattuck Avenue, Suite 4   Berkeley           CA      94709       US    07/22/2003   $   135

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Vitamin Express                    877 Santa Cruz Avenue           Menlo Park         CA      94054       US    07/22/2003   $   303
Whole Foods Market                 414 Miller Ave.                 Mill Valley        CA      94941       US    07/22/2003   $     4
Whole Life                         744 Laurel St.                  San Carlos         CA      94070       US    07/22/2003   $    67
World Nutrition                    2306 N Almaden                  San Jose           CA      95125       US    07/22/2003   $    25
VITAMIN CONNECTION STORE#13        2295 S. VIRGINIA STREET         RENO               NV      89502       US    07/22/2003   $   460
TUCKS NUTRITION                    6923 W. BROWARD BLVD            PLANTATION         FL      33317       US    06/25/2003   $   150
TUCKS NUTRITION                    6923 W. BROWARD BLVD            PLANTATION         FL      33317       US    07/22/2003   $   142
SUNFLOWER NUTRITION CENTER         2138 OKEECHOBEE BLVD            WEST PALM BEACH    FL      33409       US    06/25/2003   $   717
ALL AMERICAN NUTRITION             624 GLADES ROAD                 BOCA RATON         FL      33431       US    06/25/2003   $ 1,563
ALL AMERICAN NUTRITION             624 GLADES ROAD                 BOCA RATON         FL      33431       US    07/31/2003   $ 1,049
TUNIES MAIL ORDER                  3660 NW 126 AVENUE              CORAL SPRINGS      FL      33065       US    06/25/2003   $   521
TUNIES MAIL ORDER                  3660 NW 126 AVENUE              CORAL SPRINGS      FL      33065       US    07/22/2003   $   200
TUNIES SUPER SAVE                  8132 WILES ROAD                 CORAL SPRINGS      FL      33067       US    06/25/2003   $ 1,032
TUNIES SUPER SAVE                  8132 WILES ROAD                 CORAL SPRINGS      FL      33067       US    07/22/2003   $   305
TUNIES SUPER SAVE                  8132 WILES ROAD                 CORAL SPRINGS      FL      33067       US    07/31/2003   $   200
RALEY'S                            P.O. Box 15618                  SACRAMENTO         CA      95852       US    06/25/2003   $33,257
RALEY'S                            P.O. Box 15618                  SACRAMENTO         CA      95852       US    08/21/2003   $ 9,106
NEW SEASONS MARKET                 5320 NE 33RD AVENUE             PORTLAND           OR      97211       US    06/25/2003   $   283
SAFEWAY                            P.O. Box 60000                  SAN FRANCISCO      CA      94160       US    06/25/2003   $   446
SUPPLEMENT WAREHOUSE               4677 S. UNIVERSITY DRIVE        DAVIE              FL      33328       US    06/25/2003   $   182
SUPPLEMENT WAREHOUSE               4677 S. UNIVERSITY DRIVE        DAVIE              FL      33328       US    07/31/2003   $   525
GRANNYS PANTRY                     560 S. ARROYO PKWY.             PASADENA           CA      91105       US    07/22/2003   $   400
HEINENS CORPORATE                  4540 RICHMOND ROAD              WARRENSVILLE
                                                                   HEIGHTS            OH      44128       US    06/25/2003   $ 1,771
NUTRITION CORNER                   14545-D S MILITARY TRAIL        DELRAY BEACH       FL      33484       US    07/31/2003   $   709
BACK TO EARTH                      306-A S MAIN STREET             NEW CITY           NY      10956       US    07/22/2003   $   464
BACK TO EARTH                      306-A S MAIN STREET             NEW CITY           NY      10956       US    07/29/2003   $   195
VILLAGE NATURAL MARKET             86 PONDFIELD ROAD               BRONXVILLE         NY      10708       US    07/22/2003   $   318
VILLAGE NATURAL MARKET             86 PONDFIELD ROAD               BRONXVILLE         NY      10708       US    07/29/2003   $   208
MRS BEESLEYS HEALTH                10370 OVERLAND ROAD             BOISE              ID      83709       US    07/22/2003   $   105
J&J HEALTH FOOD                    2580 HWY 95, SUITE 116          BULLHEAD CITY      AZ      86442       US    06/25/2003   $   330
STOKERS VITAWORLD                  215 SW THIRD STREET             CORVALLIS          OR      97333       US    07/22/2003   $   400
THE WHOLE WHEATERY                 44264 N. 10TH ST. W.            LANCASTER          CA      93534       US    06/25/2003   $   225
EVERGREEN NUTRITIONAL              1653 WILLIAMETTE STREET         EUGENE             OR      97401       US    06/25/2003   $   113
WYNANTS HEALTH FOODS               1859 PIONEER PARKWAY            SPRINGFIELD        OR      97477       US    07/22/2003   $   133
WYNANTS HEALTH FOODS               1859 PIONEER PARKWAY            SPRINGFIELD        OR      97477       US    08/21/2003   $   500
THE DAILY GRIND                    4026 SE HAWTHORNE               PORTLAND           OR      97214       US    07/22/2003   $    20
HEALTH 101                         P.O. Box 2380                   WALDPORT           OR                  US    08/21/2003   $   405
APPLE A DAY                        1534 ALTON ROAD                 MIAMI BEACH        FL      33139       US    06/25/2003   $   500
APPLE A DAY                        1534 ALTON ROAD                 MIAMI BEACH        FL      33139       US    07/22/2003   $   104
VITAMIN OUTLET                     48925 WEST ROAD                 WIXOM              MI      48393       US    07/22/2003   $    36
VITAMART                           23337 ORCHARD LK ROAD           FARMINGTON         MI      48336       US    07/22/2003   $   300
NATURAL FOOD PATCH                 221 W NINE MILE ROAD            FERNDALE           MI      48220       US    07/22/2003   $   213
WITHEY'S HEALTH FOODS              1231 S MAIN STREET              KALISPELL          MT      59901       US    07/22/2003   $   144
WITHEY'S HEALTH FOODS              1231 S MAIN STREET              KALISPELL          MT      59901       US    08/21/2003   $   525

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
ZERBO'S                            34164 PLYMOUTH                  LIVONIA            MI                  US    07/22/2003   $    45
2 J'S PRODUCE & MEAT               105 SMELTER AVENUE              SMELTER            MT      59404       US    06/25/2003   $   194
2 J'S PRODUCE & MEAT               105 SMELTER AVENUE              SMELTER            MT      59404       US    07/22/2003   $   207
2 J'S PRODUCE & MEAT               105 SMELTER AVENUE              SMELTER            MT      59404       US    08/21/2003   $   337
ASTORIA HEALTH FOODS               1255 COMMERCIAL STREET          ASTORIA            OR      97103       US    06/25/2003   $    44
ALL'S WELL HERB & VITAMIN STORE    107 OAK STREET                  ASHLAND            OR      97520       US    06/25/2003   $   129
ALL'S WELL HERB & VITAMIN STORE    107 OAK STREET                  ASHLAND            OR      97520       US    08/21/2003   $    31
J.C. HEALTH INC.                   901 N W 17 TH STREET            MIAMI              FL      33136       US    06/25/2003   $   166
J.C. HEALTH INC.                   901 N W 17 TH STREET            MIAMI              FL      33136       US    07/22/2003   $   300
NUTRITION S'MART                   4155 B NORTHLAKE BLVD           PALM BEACH
                                                                   GARDEN             FL      33410       US    07/22/2003   $   642
WELLNESS CENTER                    400 NORTH CENTER STREET         WESTMINISTER       MD      21157       US    07/22/2003   $   100
HEALTHWAY NATURAL FOODS            4113 JOHN MARR DRIVE            ANNANDALE          VA      22003       US    07/22/2003   $    15
HEALTHWAY NATURAL FOODS(CORP)      17454 HARMONY CHURCH RD.        HAMILTON           VA      20158       US    06/25/2003   $   301
NATUREWAY NUTRITION                4000 AURORA AVE N               SEATTLE            WA      98103       US    06/25/2003   $ 3,749
NATUREWAY NUTRITION                4000 AURORA AVE N               SEATTLE            WA      98103       US    07/22/2003   $ 1,800
NUTRITION DEPOT                    3750 PARK CENTRAL BLVD N        POMPANO BEACH      FL      33064       US    06/25/2003   $ 3,000
NUTRITION DEPOT                    3750 PARK CENTRAL BLVD N        POMPANO BEACH      FL      33064       US    07/22/2003   $ 3,915
NUTRITION DEPOT                    3750 PARK CENTRAL BLVD N        POMPANO BEACH      FL      33064       US    08/21/2003   $ 7,316
MOTHER EARTH NATURAL FOODS         1631 DEL PRADO BLVD             CAPE CORAL         FL      33990       US    08/21/2003   $    64
WHOLE FOODS                        8825 VILLA LA JOLLA DRIVE       LA JOLLA           CA      92037       US    06/25/2003   $   235
FOODS FOR THE FAMILY               1790 S. BROADWAY                SANTA MARIA        CA      93454       US    06/25/2003   $   150
FOODS FOR THE FAMILY               1790 S. BROADWAY                SANTA MARIA        CA      93454       US    07/22/2003   $   132
NUTRITIONAL POWER CENTER           631 LINCOLN ROAD                MIAMI              FL      33135       US    06/25/2003   $ 3,200
RAINBOW BRIDGE                     211 E. MATILIJA                 OJAI               CA      93023       US    07/29/2003   $   162
MY ORGANIC MARKET                  11711 B-PARKLAWN DRIVE          ROCKVILLE          MD      20852       US    06/25/2003   $   111
MY ORGANIC MARKET                  11711 B-PARKLAWN DRIVE          ROCKVILLE          MD      20852       US    07/22/2003   $    20
LAUREL HEALTH FOODS                131 BOWIE ROAD                  LAUREL             MD      20707       US    06/25/2003   $   260
LAUREL HEALTH FOODS                131 BOWIE ROAD                  LAUREL             MD      20707       US    07/29/2003   $    75
GOOD FOODS GROCERY(CORP)           P.O. Box 3468                   RICHMOND           VA      23235       US    06/25/2003   $   566
THE APOTHECARY                     5415 WEST CEDAR LANE            BETHESDA           MD      20814       US    07/22/2003   $   241
WHEATON NATURAL FOODS              2656 UNIVERSITY BLVD            WHEATON            MD      20902       US    06/25/2003   $    19
SAMPSON'S VITAMINS & HERBS         1515 17TH STREET NW             WASHINGTON         DC      20036       US    06/25/2003   $    16
SAMPSON'S VITAMINS & HERBS         1515 17TH STREET NW             WASHINGTON         DC      20036       US    07/22/2003   $   117
DAVID'S NATURAL FOODS              5430 LYNX LANE                  COLUMBIA           MD      21044       US    06/25/2003   $   499
TFN                                13492 RESEARCH BLVD,. STE 270   AUSTIN             TX      78750       US    06/25/2003   $ 2,892
THE HEALTH MALL                    1351 W PALMETTO PARK ROAD       BOCA RATON         FL      33486       US    07/22/2003   $    98
MY ORGANIC MARKET                  3831 MOUNT VERNON AVENUE        ALEXANDRIA         VA      22305       US    06/25/2003   $    36
HEALTHY APPROACH MARKET            5100 STATE HWY 121              COLLEYVILLE        TX      76034       US    06/25/2003   $   487
HEALTHY APPROACH MARKET            5100 STATE HWY 121              COLLEYVILLE        TX      76034       US    07/22/2003   $    25
AMERICAN NUTRITION CENTRES         979 EAST COMMERCIAL BLVD        FORT LAUDERDALE    FL      33334       US    06/25/2003   $   800
AMERICAN NUTRITION CENTRES         979 EAST COMMERCIAL BLVD        FORT LAUDERDALE    FL      33334       US    07/22/2003   $   630
ELK GROVE VITAMINS                 9647 E STOCKTON BLVD            ELK GROVE          CA      95624       US    07/22/2003   $   387
HEALTHY CHOICES                    153-16 10TH AVE.                WHITESTONE         NY      11357       US    07/22/2003   $   108
CARNAGIE SARGENT HEALTH            845 N. MICHIGAN AVE. SUITE
                                   902A                            CHICAGO            IL      60611       US    07/31/2003   $   419

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
MARY'S HEALTH FOOD                 2564 KING'S AVENUE W. SUITE J   BILLINGS           MT      59102       US    06/25/2003   $    77
RUBIE'S HEALTH FOOD                603 SUNRISE HWY PHILIP'S
                                   PLAZA                           LYNBROOK           NY      11563       US    06/25/2003   $   285
NATURE'S PATH, INC.                21 SOUTH STATE STREET           LAKE OSWEGO        OR      97034       US    07/22/2003   $    43
VITAMINS & MORE                    472 ELDEN STREET                HERNDON            VA      20170       US    06/25/2003   $   611
HEALTHQUEST CORP                   844 FIRST COLONIAL ROAD,
                                   SUITE 205                       VIRGINIA BEACH     VA      23451       US    06/25/2003   $ 1,810
AMERICAN NUTRITION CENTER          6600-K BALTIMORE NATIONAL
                                   PIKE                            CATONSVILLE        MD      21228       US    06/25/2003   $   545
YES! ORGANIC MARKET                3425 CONNECTICUT AVENUE         WASHINGTON         DC      20008       US    06/25/2003   $   191
NUTRITION POWER                    1030 OLD PEACHTREE ROAD, #105   LAWRENCEVILLE      GA      30043       US    06/25/2003   $   225
LAWRENCE NUTRITION CENTER          4931 W 6TH ST, SUITE #108       LAWRENCE           KS      66049       US    06/25/2003   $   509
NATURE'S PANTRY                    19019 E 48TH ST SOUTH           INDEPENDENCE       MO      64055       US    06/25/2003   $   774
HARVEST HEALTH                     7339 EL CAMINO REAL             ATASCADERO         CA      93422       US    06/25/2003   $   299
HARVEST HEALTH                     7339 EL CAMINO REAL             ATASCADERO         CA      93422       US    07/22/2003   $   400
HEALTH FOOD PLUS                   433 HOLLYWOOD MALL              HOLLYWOOD          FL      33021       US    06/25/2003   $   559
CONES HEALTH FOODS                 1002 WIBLE ROAD                 BAKERSFIELD        CA      93304       US    07/22/2003   $   487
PARKWAY HEALTH                     1351 N HIGHWAY 99               MCMINNVILLE        OR      97218       US    07/22/2003   $   120
THE VITAMIN CONNECTION             7052 BERACASA WAY               BOCA RATON         FL      33433       US    08/21/2003   $    76
BETHESDA CO-OP                     6500 SEVEN LOCKS ROAD           CABIN JOHN         MD      20818       US    06/25/2003   $    62
NATURAL APOTHECARY                 230-D BETTERAVIA ROAD           SANTA MARIA        CA      93454       US    08/21/2003   $   800
COUNTRY CORNERS HEALTH FOOD        3130 S. CONGRESS AVENUE         LAKE WORTH         FL      33461       US    06/25/2003   $   794
HEALTH FOOD PLUS                   5041 SHERIDAN STREET, SUITE B   HOLLYWOOD          FL      33021       US    06/25/2003   $   457
KREIGER NATURAL FOODS MARKET       615 GRAHAM ROAD                 CUYAHOGA FALLS     OH      44221       US    06/25/2003   $   113
FOR GOODNESS SAKE                  1306 COMMON STREET SUITE 101    NEW BRAUNSFELS     TX      78130       US    06/25/2003   $   505
FOR GOODNESS SAKE                  1306 COMMON STREET SUITE 101    NEW BRAUNSFELS     TX      78130       US    07/22/2003   $ 1,304
ROOTS MARKET                       5805 CLARKSVILLE SQUARE DRIVE   CLARKSVILLE        MD      21029       US    06/25/2003   $    61
STRAIGHT FROM THE CRATE            6230-F N. KINGS HIGHWAY         ALEXANDRIA         VA      22303       US    06/25/2003   $   262
BACK TO BASICS                     1435 BOSEQUE FARM BLVD #B       BOSEQUE FARM       NM      87068       US    06/25/2003   $     8
DISCOUNT SPORTS                    3720 W. ROBINSON SUITE 128      NORMAN             OK      73072       US    06/25/2003   $   526
VITAMIN PLUS                       927 JOE FRANK HARRIS PARKWAY    CARTERSVILLE       GA      30120       US    07/22/2003   $   305
GNC (F) #2543                      8575 E. ARAPAHOE ROAD           GREENWOOD
                                                                   VILLAGE            CO      80112       US    06/25/2003   $    23
HARVEST WORLD MARKET               14 W. 2ND STREET                SAND SPRINGS       OK      74063       US    06/25/2003   $    77
MAKIN IT NATURAL                   2502 ASHFORD DRIVE              CLOVIS             NM      88101       US    06/25/2003   $   845
MAKIN IT NATURAL                   2502 ASHFORD DRIVE              CLOVIS             NM      88101       US    07/22/2003   $   163
NATURALLY ORGANIC                  5470 S. PARKER ROAD             AURORA             CO      80015       US    06/25/2003   $   688
NATURAL'S                          12811 E. 86TH PL. N.            OWASSO             OK      74055       US    06/25/2003   $   448
NATURAL'S                          12811 E. 86TH PL. N.            OWASSO             OK      74055       US    07/22/2003   $    92
NATURE'S PANTRY                    915 NEW YORK AVE                ALAMAGORDO         NM      88310       US    06/25/2003   $   265
NATURE'S PANTRY                    915 NEW YORK AVE                ALAMAGORDO         NM      88310       US    07/22/2003   $   150
WORLD OF NUTRITION                 314 CALDWELL BLVD               NAMPA              ID      83651       US    06/25/2003   $   273
WHOLE FOODS MARKET                 2000 N. FEDERAL HIGHWAY         FORT LAUDERDALE    FL      33305       US    06/25/2003   $    49
WHOLE FOODS MARKET                 2000 N. FEDERAL HIGHWAY         FORT LAUDERDALE    FL      33305       US    08/21/2003   $   100
BLUE DOLPHIN                       1716 CROATAN HWY                KILL DEVIL HILL    NC      27948       US    06/25/2003   $    38
HEALTH NUTS                        45 NORTHERN BLVD                GREAT NECK         NY      11021       US    06/25/2003   $ 1,358
HEALTH FOOD PLUS                   5041 SHERIDAN STREET            HOLLYWOOD          FL      33021       US    08/21/2003   $   338
NATURAL GROCER                     14453 POTOMAC MILLS ROAD        WOODBRIDGE         VA      22192       US    06/25/2003   $    16

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
VITAMIN VILLAGE                    29311 JOHN R ROAD               MADISON HEIGHTS    MI      48071       US    06/25/2003   $   313
WHOLE FOODS MARKET                 810 UNIVERSITY DRIVE            CORAL SPRINGS      FL      33071       US    08/21/2003   $    91
HUCKLEBERRIES                      926 S MONROE                    SPOKANE            WA      99204       US    06/25/2003   $    79
ALL PRO NUTRITION                  847 VIA DE LA PAZ               PACIFIC
                                                                   PALISADES          CA      90272       US    06/25/2003   $   311
BALES THRIFTWAY                    12675 NW CORNELL RD             PORTLAND           OR      97229       US    06/25/2003   $    81
BALLARD MARKET                     1400 NW 56TH                    SEATTLE            WA      98170       US    06/25/2003   $    22
MATTHEWS THRIFTWAY                 4989 LAKEMONT BLVD SE           BELLEVUE           WA      98006       US    06/25/2003   $    74
TOTAL HEALTH CENTER                6640 REISTESTOWN RD             BALTIMORE          MD      21215       US    07/22/2003   $   310
VITAMINS & NUTRITION CENTER        1240 W. FOOTHILL BLVD           UPLAND             CA      91786       US    07/22/2003   $   736
DR FRANK'S HEALTH FOODS            7212 RED ROAD                   SOUTH MIAMI        FL      33143       US    07/22/2003   $    54
HARVEST HEALTH                     1944 EASTERN AVE SE             GRAND RAPIDS       MI      49507       US    07/22/2003   $   234
PATS HEALTH CORNER I               P.O. Box 707                    GRANVILLE          MI   49468-0707     US    07/22/2003   $   163
WESTERLY NATURAL MARKET INC.       911-913 EIGHTH AVE              NEW YORK           NY      10019       US    06/25/2003   $   392
THE BETTER HEALTH STORE            21750 W 11 MILE ROAD            SOUTHFIELD         MI      48076       US    06/25/2003   $    12
NATURAL GOODNESS                   690 N GLYNN STREET              FAYETTEVILLE       GA      30214       US    06/25/2003   $   250
NATURAL GOODNESS                   690 N GLYNN STREET              FAYETTEVILLE       GA      30214       US    07/22/2003   $    19
SMOOTHIES KING/ROYAL MGMT. GROUP   6020 WESTHEIMER                 HOUSTON            TX      77057       US    06/25/2003   $   375
ANDRONICO'S                        1109 WASHINGTON AVE             ALBANY             CA      94706       US    06/25/2003   $   542
ANDRONICO'S                        1109 WASHINGTON AVE             ALBANY             CA      94706       US    07/22/2003   $   500
ACME CORPORATE                     PO BOX 1910                     AKRON              OH      44309       US    06/25/2003   $   182
BROWN AND COLE HEADQUARTERS        1331 COMMERCIAL ST              BELLINGHAM         WA      98225       US    06/25/2003   $   261
CLAUDIA'S                          3344 SECOR RD                   TOLEDO             OH      43606       US    06/25/2003   $   262
DAVID'S NATURAL MARKET # 2         #3 RED PUMP RD                  BEL AIR            MD      21014       US    07/31/2003   $   108
FOUNTAIN OF HEALTH                 521 WYOMING BLVD NE             ALBUQUERQUE        NM      87123       US    06/25/2003   $    80
HONEY TREE                         211 SHELLY DRIVE                TYLER              TX      75701       US    06/25/2003   $ 1,723
INCREDIGLE NUTRITION               5461 BETHEL SAWMILL CENTER RD   COLUMBUS           OH      43235       US    06/25/2003   $   185
NATURE'S WONDERS                   307 N OLIVE ST                  HARRISON           AR      72601       US    06/25/2003   $    64
NEW EGYPT MARKET PLACE             BOX 279                         NEW EGYPT          NJ      08533       US    06/25/2003   $   250
NEW FRONTIERS CORP.                1984 OLD MISSION DR SUITE A-7   SOLVANG            CA      93463       US    06/25/2003   $    43
NUGGET MARKET CORPORATE            168 COURT ST                    WOODLAND           CA      95695       US    06/25/2003   $   560
PEAK NUTRITION                     2608 FLOWER MOUND ROAD
                                   SUITE 104                       FLOWER MOUND       TX      75028       US    06/25/2003   $   739
PEAK NUTRITION                     2608 FLOWER MOUND ROAD
                                   SUITE 104                       FLOWER MOUND       TX      75028       US    07/22/2003   $   202
RYE BEACH PHARMACY                 464 FOREST AVE                  RYE                NY      10580       US    06/25/2003   $   498
SMOOTHIE KING #14                  2222 CLEARVIEW PKWY             METAIRE            LA      70006       US    06/25/2003   $   250
SMOOTHIE KING #133                 2274-A HWY 78 EAST              SNELLVILLE         GA      30078       US    06/25/2003   $   125
SMOOTHIE KING#367                  4373 KINWOOD DRIVE              KINGWOOD DRIVE     TX      77339       US    06/25/2003   $   250
SMOOTHIE KING#282                  4546 HARDING RD                 NASHVILL           TN      37205       US    06/25/2003   $   125
WHOLE FOODS MARKET                 7700 PETERS ROAD                PLANTATION         FL      33324       US    06/25/2003   $   400
WHOLE FOODS MARKET                 7700 PETERS ROAD                PLANTATION         FL      33324       US    06/25/2003   $   246
WHOLE FOODS MARKET                 7700 PETERS ROAD                PLANTATION         FL      33324       US    07/22/2003   $    27
WHOLE FOODS MARKET                 7700 PETERS ROAD                PLANTATION         FL      33324       US    08/21/2003   $    72
WHOLE FOODS MARKET                 2398 E STADIUM BLVD             ANN ABOR           MI      48104       US    07/22/2003   $   179
WHOLE FOODS MARKET                 2655 PACIFIC COAST HIGHWAY      TORRANCE           CA      90501       US    06/25/2003   $    97
VICTORIAS VITAMINS                 2615 CAPELLA WAY                THOUSAND OAKS      CA      91362       US    06/25/2003   $   500

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
DISCOUNT SPORTS                    8316 E. 61ST STREET SUITE 110   TULSA              OK      74133       US    06/25/2003   $    50
AK ENTERPRISES                     P.O. Box 16772                  GOLDEN             CO                  US    07/22/2003   $   159
MOTHER NATURE'S                    314-B E. OLTORF                 AUSTIN             TX      78704       US    06/25/2003   $   465
SMOOTHIE KING #440                 2980 CAHILL MAIN #101           FITCHBURG          WI      53711       US    06/25/2003   $    49
SMOOTHIE KING/AIR SMOOTHIE INC     6020 WESTHEIMER                 HOUSTON            TX      77051       US    06/25/2003   $   125
GNC-F                              4732-4 TELEPHONE ROAD PLAZA     VENTURA            CA      93003       US    07/22/2003   $   192
GOOD LIFE NUTRITION SHOP           BENFIELD SHOPPING VILLAGE
                                   CENTER                          SEVERNA PARK       MD      21146       US    06/25/2003   $   418
GOOD LIFE NUTRITION SHOP           BENFIELD SHOPPING VILLAGE
                                   CENTER                          SEVERNA PARK       MD      21146       US    07/22/2003   $   500
HOBART'S HEALTH FOODS              5629 PEARL ROAD                 PARMA              OH      44129       US    06/25/2003   $    85
MODERN HEALTH                      2500 MASSACHUSETTS AVE          CAMBRIDGE          MA      02140       US    06/25/2003   $   105
NATURE'S PANTRY 2                  324 JERICHO TURNPIKE            FLORAL PARK        NY      11001       US    06/25/2003   $    50
THACHER'S PHARMACY                 11 EAST HIGH ST                 E. HAMPTON         CT      06424       US    06/25/2003   $    56
YES! ORGANIC MARKET                1825 COLUMBIA RD NW             WASHINGTON         DC      20009       US    07/22/2003   $   168
ACORN MARKET                       484 DENBIGH BLVD                NEWPORT NEWS       VA      23608       US    06/25/2003   $   250
BI-MART CORPORATION                220 S. SENECA RD.               EUGENE             OR      97402       US    07/22/2003   $ 1,500
COLUMBUS HEALTH FOODS              4519 WOODRUFF RD STE 2          COLUMBUS           GA      31904       US    06/25/2003   $   250
DANDE LION HERB SHOP               604 S.CRAIN HWY                 GLEN BURNIE        MD      21061       US    07/22/2003   $   126
THE GREEN EARTH                    50 E MAIN STREET                RIVERHEAD          NY      11901       US    06/25/2003   $   175
HEALTH SPOT                        4223 LAFAYETTE RD.              INDIANAPOLIS       IN      46254       US    07/29/2003   $   477
HEALTHWAY NUTRITION CENTER         995 MEDFORD CENTER              MEDFORD            OR      97504       US    06/25/2003   $   194
HEALTHWAY NUTRITION CENTER         995 MEDFORD CENTER              MEDFORD            OR      97504       US    07/22/2003   $   110
HEALTHY SPOT #2                    5025 E 82ND STREET STE 500      INDIANAPOLIS       IN      46250       US    07/29/2003   $   477
HI-SCHOOL PHARMACY/PRICE MART      915 W. 11TH ST.                 VANCOUVER          WA      98660       US    06/25/2003   $   990
NATURALLY                          183 W. MAIN STREET              MONMOUTH           OR      97361       US    07/22/2003   $    22
NUTRITION OUTLET                   394 N. CONGRESS AVENUE          BOYNTON BEACH      FL      33426       US    06/25/2003   $    80
NUTRITION S'MART                   12594 PINS BLVD SUITE 101-102   PEMBROKE PINES     FL      33027       US    06/25/2003   $   242
NUTRITION S'MART                   12594 PINS BLVD SUITE 101-102   PEMBROKE PINES     FL      33027       US    07/22/2003   $   194
NUTRITION S'MART                   12594 PINS BLVD SUITE 101-102   PEMBROKE PINES     FL      33027       US    07/31/2003   $   700
PEACHTREE NATURAL FOODS            5435 WOODRUFF FARM RD. STE
                                   B100                            COLUMBUS           GA      31907       US    06/25/2003   $    84
POQUOSON PHAMACY                   498 WYTHE CREEK RD              POQUOSON           VA      23662       US    06/25/2003   $    51
VITA FOODS                         7739 NORTHCROSS DRIVE SUITE V   AUSTIN             TX      78757       US    06/25/2003   $   256
VITAMIN & HERB STORE               214 HIGHWAY 246 SUITE 101       BUELTON            CA      93427       US    07/22/2003   $   261
GNC #F5959                         13289-1 BLACK MOUNTAIN ROAD     SAN DIEGO          CA      92129       US    06/25/2003   $   317
HERB MART #3                       6434 E MOCKINGBIRD LN
                                   SUITE 113                       DALLAS             TX      75214       US    06/25/2003   $   176
HERB MART #3                       6434 E MOCKINGBIRD LN
                                   SUITE 113                       DALLAS             TX      75214       US    07/22/2003   $   206
MARTHA'S HEALTH FOOD               310 W. KENOSHA                  BROKEN ARROW       OK      74012       US    07/22/2003   $    45
THE NUTRITIONS STORE               458C WYTHE CREEK RD             POQUOSON           VA      23662       US    06/25/2003   $   250
NURTITION WORLD                    516 N. STATE ROAD #7            ROYAL PALM BEACH   FL      33411       US    06/25/2003   $    69
NUTRITION WORLD                    1937 N. MILITARY TRAIL          WEST PALM BEACH    FL      33410       US    06/25/2003   $   383
NUTRITION WORLD/EYECATCHER         2501 S. FEDERAL HIGHWAY         FORT PIERCE        FL      34982       US    06/25/2003   $ 1,401
CINCINNATI NAUTRAL FOODS           6911 MIAMI RD                   CINCINNATI         OH      45243       US    07/22/2003   $   531
GNC F#1635                         11954 CARMEL MOUNTAIN RD
                                   STE 236                         SAN DIEGO          CA      92128       US    07/22/2003   $    74
GNC #F6595                         663 SAN RODOLFO DRIVE STE 101   SOLONA BEACH       CA      92075       US    07/22/2003   $   414
NUTRITION CITY                     2108 LYNDALE AVE SOUTH          MINNEAPOLIS        MN      55405       US    08/21/2003   $   664

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
RUTH'S NUTRITION & FOUNDATION      7500 MEMORIAL PKWY SOUTH
                                   STE 115-R                       HUNTSVILLE         AL      35802       US    07/22/2003   $    52
SPROUTS FARMERS MARKET #2          9301 E. SHEA BLVD #132          SCOTTSDALE         AZ      85260       US    07/22/2003   $ 3,268
TODAY'S MARKET                     612 ALLEGHENY RIVER BLVD        OAKMONT            PA      15139       US    06/25/2003   $    96
VITACOST                           2055 HIGH RIDGE ROAD            BOYNTON BEACH      FL      33426       US    07/22/2003   $ 1,200
VITACOST                           2055 HIGH RIDGE ROAD            BOYNTON BEACH      FL      33426       US    08/21/2003   $ 1,600
NEW LIFE HEALTH CENTERS CORP       4500 E. SPEEWAY #26             TUCSON             AZ      85712       US    07/22/2003   $   700
ACUPUNCTURE ON HEALTH              10160 MASON AVE                 CHATSWORTH         CA      91311       US    07/22/2003   $   900
ALL STAR NUTRITION                 18515 SHERMAN WAY               RESEDA             CA      91335       US    07/22/2003   $ 1,781
CAPITOL HEIGHTS PHARMACY           1200 MADISON STREET             DENVER             CO      80206       US    07/22/2003   $   109
DESERT SAGE NATURAL FOODS          2631 W. COLORADO AVE            COLORADO SPRINGS   CO      80904       US    07/22/2003   $    47
DUME PLAZA PHARMACY                29211 HEATHERCLIFF RD.          MALIBU             CA      90265       US    07/22/2003   $   122
GNC-F                              7740 W ALAMEDA AVE STE D        LAKEWOOD           CO      80226       US    07/22/2003   $    59
GNC #F547                          10705 W. COLFAX AVE UNIT C-6    LAKEWOOD           CO      80215       US    07/22/2003   $   220
GNC #F0993                         8428 PARK ROAD                  CHARLOTTE          NC      28210       US    07/22/2003   $   880
GNC #F1725                         2880-D/2 COCHRAN STREET         SIMI VALLEY        CA      93065       US    07/22/2003   $   341
GNC-F-#3958                        8031 WADSWORTH UNIT F-1         ARVADA             CO      80003       US    07/22/2003   $   220
GNC #F6559                         6350 SHERIDAN AVE               ARVADA             CO      80003       US    07/22/2003   $   220
GRANADA HILLS HEALTH FOOD          17540 CHATSWORTH STREET         GRANADA HILLS      CA      91344       US    07/22/2003   $   632
PX PHARMACY                        5160 VINELAND AVE               NORTH HOLLYWOOD    CA      91601       US    07/22/2003   $   633
SHORE HEALTH FOODS                 2319 BRIDGE AVE                 POINT PLEASANT     NJ      08742       US    08/21/2003   $    51
TICO'S HEALTH SHOP                 720 SAINT MICHAELS DR           SANTA FE           NM      87505       US    07/22/2003   $    70
WALSH HOMEOPATHIC                  2116 1/2 CENTRAL ST             EVANSTON           IL      60201       US    07/22/2003   $   126
WHOLE FOODS                        2375 E. 1ST AVE. STE W          DENVER             CO      80206       US    07/22/2003   $   105
WORLD OF NUTRITION                 4561 AUSTIN BLUFF PKWY          COLORADO SPRINGS   CO      80918       US    07/22/2003   $   395
HEALTH IS WEALTH OF EAST AURORA    591 MAIN ST                     EAST AURORA        NY      14052       US    06/25/2003   $   450
DANIA DISCOUNT DRUGS               16 SOUTH FEDERAL HIGHWAY        DANIA BEACH        FL      33004       US    07/22/2003   $   161
FRESH AIR NATURAL FOODS            3225 OLD FOREST RE              LYNCHBURG          VA      24501       US    07/22/2003   $    33
GNC # 1756                         50570 PERRY HIGHWAY             WEXFORD            PA      15090       US    07/22/2003   $   375
GNC #2340                          7900 MCKNIGHT RD                PITTSBURGH         PA      15237       US    07/22/2003   $   275
GNC SILVERDALE #5652               10404 SILVERDALE WAY E-107      SILVERDALE         WA      98383       US    07/22/2003   $ 2,195
GOOD EARTH NATURAL FOODS           500 S STATE STREET              OREM               UT      84058       US    07/22/2003   $   290
THE HEALTH HUT                     511 MINERAL AVE                 LIBBY              MT      59923       US    07/22/2003   $     8
NUTITION WORLD                     6155 LAKE WORTH ROAD            GREENACRES         FL      33463       US    07/22/2003   $   114
OCEANSIDE NUTRITION                108 N. FREEMAN                  OCEANSIDE          CA      92054       US    07/22/2003   $   466
WILD ROSE HEALTH FOODS             2121 HIGHWAY 2-E                KALISPELL          MT      59901       US    07/22/2003   $   110
FIESTA MART INC. CORP              5235 KATY FREEWAY               HOUSTON            TX      77007       US    06/25/2003   $   202
FIESTA MART INC. CORP              5235 KATY FREEWAY               HOUSTON            TX      77007       US    07/22/2003   $   810
WILD OATS                          6300-A SAN MATEO NE#A           ALBUQUERQUE        NM      87109       US    07/22/2003   $   119
WARNER PLAZA PHARMACY              21773 VENTURA BLVD              WOODLAND HILLS     CA      91364       US    07/22/2003   $   397
NORTON NUTRITION                   2115 EAST FLORIDA STREET        HEMET              CA      92545       US    07/22/2003   $   129
ENERGIZE HEALTH FOODS              7306 SANTA MONICA BLVD          WEST HOLLYWOOD     CA      90046       US    07/22/2003   $   379
VAN NUYS HEALTH FOOD               15355 SHERMAN WAY, UNIT E       VAN NUYS           CA      91406       US    07/22/2003   $   100
VAN NUYS HEALTH FOOD               15355 SHERMAN WAY, UNIT E       VAN NUYS           CA      91406       US    08/21/2003   $   150
ELLIOTT'S NATURAL FOODS #3         643 E BIDWELL STREET            FOLSOM             CA      95630       US    07/22/2003   $   488

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
ROSAUERS CORPORATE                 1815 W GARLAND AVENUE
                                   P.O. Box 9000                   SPOKANE            WA      99205       US    07/22/2003   $    50
NORTON NUTRITION                   3061 WEST FLORIDA STREET        HEMET              CA      92545       US    07/22/2003   $   249
NUTRITION FOR LESS                 6655 LOVERS LANE                PORTAGE            MI      49002       US    07/22/2003   $    43
LIVING EARTH VITAMINS              10178 W FAIRVIEW AVENUE         BOISE              ID      83704       US    07/22/2003   $   107
GLOBAL NUTRITION                   22323 SHERMAN WAY #14           CANOGA PARK        CA      91303       US    07/22/2003   $   117
GNC #F6364                         599 W CHANNEL ISLANDS BLVD      PORT HUENEME       CA      93041       US    07/22/2003   $ 1,244
KAYSERS                            3890 LA CUMBRE PLAZA LANE       SANTA BARBARA      CA      93105       US    07/22/2003   $   100
ISLAND NATURALS MARKET & DELI      303 MAKAALA STREET              HILO               HI      96720       US    07/22/2003   $   150
TO YOUR HEALTH                     1375 E 2ND STREET               BENECIA            CA      94510       US    07/22/2003   $   150
SASMA HERBS AND VITAMINS           6200 ANNAPOLIS ROAD             LANDOVER HILLS     MD      20784       US    07/22/2003   $ 1,480
DISCOUNT VITAMINS & HEALTH FOOD    413 W HALLANDALE BEACH BLVD     HALLANDALE BEACH   FL      33009       US    07/31/2003   $   234
MANN GROCERY                       2300 MCFARLAND BLVD #12         TUSCALOOSA         AL      35404       US    07/22/2003   $   150
NATURE'S STOREHOUSE                415 S TRADE STREET              TRYON              NC      28782       US    07/22/2003   $    75
WHOLE FOODS                        833 WAYNE AVENUE                SILVER SPRING      MD      20910       US    07/22/2003   $   217
KARROT                             431 MYRTLE AVENUE               BROOKLYN           NY      11205       US    07/22/2003   $   175
SUNSEED NATURAL FOODS              1015 S MAIN STREET              WEST BEND          WI      53095       US    07/22/2003   $    85
MILK & HONEY                       10948 W CAPITAL DRIVE           MILWAUKEE          WI      53222       US    07/22/2003   $    19
HANOVER CONSUMER CO-OP             P.O. Box 633                    HANOVER            NH      03755       US    07/29/2003   $    67
SECOND NATURE HEALTH FOOD          70 MAIN STREET                  SOUTHAMPTON        NY      11968       US    07/22/2003   $   135
BEEHIVE NATURAL FOODS              5750 SW 40TH STREET             MIAMI              FL      33155       US    07/29/2003   $   204
VITAGANZA                          625 SOUTH MYRTLE AVENUE         MONROVIA           CA      91016       US    07/22/2003   $ 1,147
ORGANIC CAFE                       14725 PRESTON ROAD              DALLAS             TX      75240       US    07/22/2003   $   105
PRO FORMANCE NUTRITION             27744 SANTA MARGARITA PARKWAY   MISSION VIEJO      CA      92691       US    07/22/2003   $   496
OREGON NATURAL MARKET              340 S.W. FIFTH STREET           ONTARIO            OR      97914       US    07/29/2003   $    27
TOM'S NATURAL FOODS                19770 MCLAUGHLIN BLVD           GLADSTONE          OR      97027       US    07/29/2003   $    33
HARVEST FRESH PRODUCE              215 NE THIRD STREET             MCMINNVILLE        OR      97128       US    07/29/2003   $   377
NATURES PANTRY #1                  10201 N.C. 10TH STREET          BELLEVUE           WA      98004       US    07/29/2003   $    50
DRUG EMPORIUM/VITAMINS PLUS        505 BERTRAUM                    LAFAYETTE          LA      70506       US    07/22/2003   $   150
OUR DAILY BREAD                    9414 FLORIDA BLVD               BATON ROUGE        LA      70815       US    07/22/2003   $    77
BRIGHTON HEALTH FOOD               45 N MAIN                       BRIGHTON           CO      80601       US    07/22/2003   $    45
GNC#F 3357                         1841 UNIVERSITY DRIVE
                                   SUITE 120                       VISTA              CA      92083       US    07/22/2003   $   202
GNC#F6793                          24165 IH-10 WEST SUITE #429     SAN ANTONIO        TX      78257       US    07/22/2003   $   700
THE GRAINERY                       13629 1ST AVE SOUTH             BURIEN             WA      98168       US    07/22/2003   $   188
HEALTH DEPOT                       7040 W. PALMETTO PARK ROAD
                                   STE 6                           BOCA RATON         FL      33433       US    08/21/2003   $    41
LINCROFT HEALTH FOODS              708 NEWMAN SPRINGS ROAD         LINCROFT           NJ      07738       US    07/29/2003   $ 1,195
THE MUNG BEAN                      6522 JERICHO TURPIKE            COMMACK            NY      11725       US    07/29/2003   $    80
EVERYTHING NATURAL                 412 S. STATE STREET             CLARK'S SUMMITT    PA      18411       US    07/29/2003   $   140
APPLE ANNIE'S HEALTH & HARVEST     3030 BARDSTOWN                  LOUISVILLE         KY      40205       US    07/29/2003   $   137
TOLUCA MEDICAL                     10202 RIVERSIDE DRIVE           TOLUCA LAKE        CA      91602       US    08/21/2003   $   106
Ashbys wire (TLU)                  69 Loughborough Road            West Bridgford     NG     NG2 7LA      GB    09/04/2003   $24,029
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    06/16/2003   $28,725
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    06/23/2003   $41,668
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    07/15/2003   $41,671
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    07/23/2003   $31,031

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                                ZIP             DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                    CITY          STATE     CODE    COUNTRY   PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    08/11/2003   $32,187
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    08/13/2003   $32,794
Charles Schwab - Twinlab 401K      425 Market Street, 7th Floor    San Francisco      CA      94105       US    08/20/2003   $20,890
Hilco Capital LP                   5 REVERE DRIVE                  NORTHBROOK         IL      60062       US    08/06/2003   $85,000
IBM                                P.O. Box 7247-0276              PHILADELPHIA       PA   19170-0276     US    06/30/2003   $85,275
IBM                                P.O. Box 7247-0276              PHILADELPHIA       PA   19170-0276     US    07/31/2003   $73,008
IBM                                P.O. Box 7247-0276              PHILADELPHIA       PA   19170-0276     US    08/31/2003   $61,686
P.W. GROSSER CONSULTING INC        630 JOHNSON AVE, SUITE 7        BOHEMIA            NY      11716       US    06/06/2003   $ 5,000
MARTEX NUTRITION                   7200 NW 56TH STREET             MIAMI              FL      33166       US    06/10/2003   $14,568
CONSULATE GENERAL OF CHILI         6100 WILSHIRE BLVD.,
                                   SUITE 1240                      LOS ANGELES        CA      90048       US    06/17/2003   $    12
SCOTT MICHAEL MISHKIN, P.C.        ONE SUFFOLK SQUARE, SUITE 520   ISLANDIA           NY      11749       US    06/18/2003   $17,907
SCOTT MICHAEL MISHKIN, P.C.        ONE SUFFOLK SQUARE, SUITE 520   ISLANDIA           NY      11749       US    06/23/2003   $17,907
ARROW SERVICES                     425 NORTHERN BLVE., SUITE 4     GREAT NECK         NY      11021       US    07/07/2003   $    32
ARVO                               123000 TWINBROOK PARKWAY,
                                   SUITE 250                       ROCKVILLE          MD      20852       US    07/07/2003   $   350
DEUTSCHE POST GLOBAL MAIL          P.O. Box 3048                   CAROL STREAM       IL   60132-3048     US    07/07/2003   $    46
JOHN W. OLNEY, MD                  1 LORENZO ROAD                  ST. LOUIS          MO      63124       US    07/07/2003   $ 8,250
KRAUSE PUBLICATIONS                700 E. STATE STREET             IOLA               WI      54990       US    07/07/2003   $    57
UNITRANS INTERNATIONAL CORP        461 LITTLEFIELD AVENUE          SOUTH SAN
                                                                   FRANCISCO          CA      94080       US    07/07/2003   $   424
XPERT TRAFFIC INC                  1301 W. NEWPORT CENTER DRIVE    DEERFIELD BEACH    FL      33442       US    07/31/2003   $ 1,490
AMERICAN INSURANCE COMPANY         DEPT CH 10123                   PALATINE           IL   60055-0123     US    08/05/2003   $13,600
NACAA                              707 STERLING DRIVE              ORCHARD PARK       NY   14127-1587     US    08/05/2003   $   190
J. PHILIP COOK & ASSOCIATES INC    5107 SOUTH 900 EAST,
                                   SUITE 200                       SALT LAKE CITY     UT      84117       US    08/06/2003   $   225
AMERICAN ENVIRONMENTAL
ASSESSMENT CORP                    188 LONG ISLAND AVENUE          WYANDANCH          NY      11798       US    08/14/2003   $39,829
THERESA WHEELER & THOMAS WHEELER   6 W. HUBBARD, 4TH FLOOR         CHICAGO            IL      60610       US    08/14/2003   $ 5,000
AMERICAN MEDICAL ASSOC             515 N. STATE STREET             CHICAGO            IL      60610       US    08/19/2003   $   150
Carsen Jade Dye                    2078 MEPPEN DRIVE               IDAHO FALLS        ID      83401       US    08/19/2003   $ 2,186
OKLAHOMA STATE BUREAU OF
NARCOTICS & DANGEROUS DRUGS        4545 N. LINCOLN BLVD, STE 11    OKLAHOMA CITY      OK      73105       US    08/19/2003   $   100
N.Y.S. DEPT. OF LABOR-UI
DIVISION                           P.O. Box 27435                  NEW YORK           NY   10087-7435     US    08/21/2003   $ 3,074
UNITED STATES TREASURY                                             OGDEN              UT      84201       US    08/28/2003   $ 2,497
UNITED STATES TREASURY                                             OGDEN              UT      84201       US    08/28/2003   $   125
G. GREY                            5025 VELOZ                      TARZANA            CA      91356       US    06/16/2003   $    16
MARK HALPER                        P.O. Box 431                    TELLURIDE          CO      81435       US    06/16/2003   $     8
ANNEMARIE ADAMS-MCCARTY            1909 COTTONWOOD                 LEXINGTON          KY      40514       US    06/18/2003   $    14
CARLA ERARIO                       19651 BELLENHURST LOOP          LAND O'LAKES       FL      34639       US    06/18/2003   $     4
DENISE MAFES                       862 EAST 232ND STREET           BRONX              NY      10466       US    06/18/2003   $    78
DOLORES GERMANE                    138 SAWYER AVENUE               SWANSEA            MA      02777       US    06/18/2003   $    40
ELIZABETH HIXON                    10060 NEWART ROAD               NASHPORT           OH      43830       US    06/18/2003   $     4
KATHLEEN STANFORD                  8631 DEBBIE KAY                 CORDOVA            TN      38018       US    06/18/2003   $    21
KRISTEN KEATING                    588 N CENTER DRIVE, #1A         GRAND RAPIDS       MI      49544       US    06/18/2003   $    26
LINDA BISHOP                       15404 WAPAK FISHER
                                   ROAD, LOT 6                     WAPAKONETA         OH      45895       US    06/18/2003   $     4
MS LYDIA R. FOX                    509 WATER STREET                CELEBRATION        FL      34747       US    06/18/2003   $    18
PATRICK FLYNN                      8 CONRAD COURT                  BLAIRSTOWN         NJ      07825       US    06/18/2003   $     9
ROBERT CAMERON                     48 IRONWORKS ROAD               CLINTON            CT      06413       US    06/18/2003   $    15
SCOTT MCCOMBS                      7903 THORNEYWOOD ROAD           PLANO              TX      75024       US    06/18/2003   $    20

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                                                                                              ZIP               DATES OF     AMOUNT
      NAME OF CREDITOR                      ADDRESS                 CITY           STATE     CODE    COUNTRY     PAYMENT      PAID
------------------------------------------------------------------------------------------------------------------------------------
YOLANDA PULLIAM                    1125B GEORGES PLACE           COLUMBUS           OH       43204     US      06/18/2003   $     25
A. PERNICONE                       214 AVE A                     BAYONNE            NJ       07002     US      07/07/2003   $     13
AMBER COZZA                        801 GRANT STREET              BARTLETT           IL       60103     US      07/07/2003   $     20
CHARLES HOLMAN                     2564 PARKVIEW AVE             TOLEDO             OH       43606     US      07/07/2003   $     30
D. BULGRIN                         3773 SE 6TH AVENUE            CAPE CORAL         FL    33904-5204   US      07/07/2003   $      8
ESTELLA BRAUNSTEIN                 3526 PEAR TREE CT # 31        WHEATON            MD       20906     US      07/07/2003   $      9
JANNINE HARRINGTON                 2312 BORG ROAD                DELAVAN            WI       53115     US      07/07/2003   $     14
LAURIE BACKEN                      P.O. Box 1205                 LIBBY              MT       59923     US      07/07/2003   $     17
MARILYN NELSON                     3309 S. JEFFERSON AVE,
                                   APT. 12                       SIOUX FALLS        SD       57105     US      07/07/2003   $     18
SHIRLELY CODONI                    310 OAK STREET                GLADWIN            MI       48624     US      07/07/2003   $      7
SOPHIA KWARTLER                    305 MARKHAM N                 DEERFIELD BEACH    FL    33442-2709   US      07/07/2003   $     13
T. MATYAS                          118 WOODSTOCK GRDS            BATAVIA            NY       14020     US      07/07/2003   $     20
TRISHA DUNN                        P.O. Box 198                  WALLACE            NE       69169     US      07/07/2003   $     21
BECKY LEVIN                        10442 COMMACK AVENUE          RIVERSIDE          CA       92503     US      07/31/2003   $      7
BETTE DANSE                        4465 KUMQUAT STREET           COCOA              FL    32926-2120   US      07/31/2003   $     20
CARL STUBBS                        3250 BRANDYWINE DRIVE         YOUNGSTOWN         OH       44511     US      07/31/2003   $      9
CAROL ARCHULETA                    847 SOUTH ADAMS ST.           PAPILLION          NE       68046     US      07/31/2003   $      6
CAROL LEPACEK                      132 W. HARTFORD DRIVE         SCHAUMBURG         IL       60193     US      07/31/2003   $      4
CHERYL HOUCK                       7484 STEEL BRIDGE ROAD        SONFORD            NC       27330     US      07/31/2003   $      4
DONNA MONSON                       4931 104TH AVE                SE LITCHVILL       ND       58461     US      07/31/2003   $      4
FRANCES LEE OSWALD                 220 ST. JAMES STREET          MARION             OH       43302     US      07/31/2003   $     10
HAROLD GALYEN                      336 SMYRNA HEIGHTS            EVANSVILLE         TN       37332     US      07/31/2003   $      7
HAZEL POPP                         410 CAPITAL WAY, APT. 129     OLYMPIA            WA       98501     US      07/31/2003   $     20
JANET CADWELL                      4179 COLUMBIA ROAD            NORTH OLMSTED      OH       44070     US      07/31/2003   $     10
LAURA ANDERSON                     11507 KEYSTONE CIRCLE         OKLAHOMA CITY      OK       73114     US      07/31/2003   $     18
MARGARET PINTO                     4392 E. ANGELA DRIVE          PHOENIX            AZ       85032     US      07/31/2003   $      8
MATTHEW PEASE                      3904 CHAROLAIS DR., APT. A    KILLEEN            TX       76542     US      07/31/2003   $     13
PAMELA WHITAKER                    188 LOW GAP ROAD              UKIAH              CA       95482     US      07/31/2003   $     11
RICHARD DORMAN                     168 MAMMOTH SPRING ROAD       WYNANTSKILL        NY       12198     US      07/31/2003   $     19
ROSE JEMMA                         2431 CROTONA AVE., APT. 8     BRONX              NY       10458     US      07/31/2003   $     13
ROSE SMITH                         1914 ROCKBRIDGE ROAD          SACRAMENTO         CA    95815-4123   US      07/31/2003   $      7
THERESA BILLS                      4163 MCGINNIS ROAD            HOLLY              MI       48442     US      07/31/2003   $     10
Select Nutrition Distributors,
Inc.                               60 Charles Lindbergh Blvd.,   Uniondale          NY       11553     US      06/23/2003   $125,000
                                   Suite 120                                                                                --------
Twinlab (UK)                       1 Coton Road                  South Derbyshire   DE     DE12 8NL    GB      07/15/2003   $ 25,692
Twinlab (UK)                       1 Coton Road                  South Derbyshire   DE     DE12 8NL    GB      08/05/2003   $150,000
Twinlab (UK)                       1 Coton Road                  South Derbyshire   DE     DE12 8NL    GB      08/06/2003   $ 33,154
Wells Fargo Foothill               1000 ABERNATHY ROAD,
                                   SUITE 1450                    ATLANTA            GA       30328     US      08/06/2003   $100,000
Wells Fargo Foothill               1000 ABERNATHY ROAD,
                                   SUITE 1450                    ATLANTA            GA       30328     US      08/19/2003   $ 50,000

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                            DATES OF
        NAME OF INSIDER                    ADDRESS                    RELATIONSHIP           PAYMENT       TOTAL
------------------------------------------------------------------------------------------------------------------
Advanced Research Press, Inc.   690 Route 25A                   Former Subsidiary           8/26/2003    $  21,450
                                Setauket, NY 11733              (owned by current           7/24/2003    $  50,300
                                                                    director)
                                                                                                         ---------
                                                           SUBTOTAL - ADVANCED RESEARCH PRESS, INC.      $  71,750

Brian Blechman                  150 Motor Parkway, Suite 210    Former Officer / Director   8/26/2003    $  16,971
                                Hauppauge, NY 11788             of Twinlab Corporation      8/12/2003    $  16,971
                                                                                             8/8/2003    $  16,971
                                                                                            7/25/2003    $  16,971
                                                                                            7/11/2003    $  16,971
                                                                                            6/27/2003    $  16,971
                                                                                            6/13/2003    $  16,971
                                                                                            5/30/2003    $  16,971
                                                                                            5/16/2003    $  16,971
                                                                                             5/2/2003    $  16,971
                                                                                            4/28/2003    $  18,750
                                                                                            4/18/2003    $  16,971
                                                                                             4/4/2003    $  16,971
                                                                                            3/21/2003    $  16,918
                                                                                             3/7/2003    $  15,903
                                                                                            2/21/2003    $  15,903
                                                                                             2/7/2003    $  15,903
                                                                                             2/5/2003    $  18,750
                                                                                            1/24/2003    $   9,290
                                                                                            1/10/2003    $   7,952
                                                                                             1/3/2003    $   7,952
                                                                                           12/27/2002    $   8,486
                                                                                           12/20/2002    $   8,486
                                                                                           12/13/2002    $   8,486
                                                                                            12/6/2002    $   8,313
                                                                                           11/29/2002    $   8,313
                                                                                           11/22/2002    $  17,056
                                                                                           11/22/2002    $   8,313
                                                                                           11/18/2002    $  18,750
                                                                                           11/15/2002    $   8,313
                                                                                            11/8/2002    $   8,313
                                                                                            11/1/2002    $   8,313
                                                                                            11/1/2002    $   1,516
                                                                                           10/25/2002    $   8,313
                                                                                           10/18/2002    $   8,313
                                                                                           10/11/2002    $   8,313
                                                                                            10/4/2002    $   8,313
                                                                                            10/4/2002    $   1,516
                                                                                            9/27/2002    $   8,313
                                                                                            9/20/2002    $   8,313
                                                                                            9/13/2002    $   8,313
                                                                                             9/6/2002    $   8,313


                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                ADDRESS                                     RELATIONSHIP                  PAYMENT            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          9/6/2002       $     1,516
                                                                                                                         -----------
                                                                                     SUBTOTAL - BRIAN BLECHMAN           $   513,164

Citibank, N.A.       North American Trade Finance                    Financial Institution               7/31/2003       $    14,540
                     3800 Citibank Center                          (Holding Letter of Credit)            6/18/2003       $     7,389
                                                                                                         4/23/2003       $     7,151
                                                                                                         3/27/2003       $     7,389
                                                                                                          3/4/2003       $     6,912
                                                                                                          1/7/2003       $    14,540
                                                                                                        12/13/2002       $     7,151
                                                                                                        10/29/2002       $     7,389
                                                                                                         9/25/2002       $     7,151
                                                                                                                         -----------
                                                                                     SUBTOTAL - CITIBANK, N.A.           $    79,611

Dean Blechman        150 Motor Parkway, Suite 210                    Former Officer / Director            9/2/2003       $     9,573
                     Hauppauge, NY 11788                              of Twinlab Corporation             8/27/2003       $     9,573
                                                                                                         8/18/2003       $     9,573
                                                                                                         8/12/2003       $     9,573
                                                                                                          8/4/2003       $     9,573
                                                                                                         7/31/2003       $     9,573
                                                                                                         7/23/2003       $     9,573
                                                                                                         7/16/2003       $     9,573
                                                                                                         7/11/2003       $    11,798
                                                                                                         6/27/2003       $    12,041
                                                                                                         6/13/2003       $    12,041
                                                                                                         5/30/2003       $    11,514
                                                                                                         5/16/2003       $    11,514
                                                                                                          5/2/2003       $    11,514
                                                                                                         4/28/2003       $    18,750
                                                                                                         4/18/2003       $    11,514
                                                                                                          4/4/2003       $    11,514
                                                                                                         3/21/2003       $    11,514
                                                                                                          3/7/2003       $    10,619
                                                                                                         2/21/2003       $    10,327
                                                                                                          2/7/2003       $    10,327
                                                                                                          2/5/2003       $    18,750
                                                                                                         1/24/2003       $    10,327
                                                                                                         1/10/2003       $     4,628
                                                                                                          1/3/2003       $     3,825
                                                                                                        12/27/2002       $     2,290
                                                                                                        12/20/2002       $     4,156
                                                                                                        12/13/2002       $     4,156
                                                                                                         12/6/2002       $     4,118
                                                                                                        11/29/2002       $     4,118
                                                                                                        11/22/2002       $     4,118
                                                                                                        11/18/2002       $    18,750
                                                                                                        11/15/2002       $     4,118
                                                                                                         11/8/2002       $     4,118

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                ADDRESS                                   RELATIONSHIP                     PAYMENT        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         11/1/2002       $     4,118
                                                                                                        10/25/2002       $     4,118
                                                                                                        10/18/2002       $     4,118
                                                                                                        10/11/2002       $     4,118
                                                                                                         10/4/2002       $     4,118
                                                                                                         9/27/2002       $     4,118
                                                                                                         9/20/2002       $     4,118
                                                                                                         9/13/2002       $     4,118
                                                                                                          9/6/2002       $     4,118
                                                                                                                         -----------
                                                                                     SUBTOTAL - DEAN BLECHMAN            $   356,096

Jean Blechman        17927 Lake Estates Drive                                Consultant                  6/17/2003       $       433
                     Boca Raton, FL 33496                                                                5/12/2003       $       433
                                                                                                          4/8/2003       $       433
                                                                                                          3/5/2003       $       433
                                                                                                          2/6/2003       $       433
                                                                                                          1/7/2003       $       433
                                                                                                         12/5/2002       $       433
                                                                                                         11/8/2002       $       433
                                                                                                         10/4/2002       $       433
                                                                                                          9/6/2002       $       433
                                                                                                                         -----------
                                                                                     SUBTOTAL - JEAN BLECHMAN            $     4,333

John Danhakl         c/o Leonard Green & Partners, LP                    Former Director                 2/24/2003       $       750
                     11111 Santa Monica Blvd, Suite
                     2000 Los Angeles, CA 90025
                                                                                                                         -----------
                                                                                     SUBTOTAL - JOHN DANHAKL             $       750

Joseph Conklin       150 Motor Parkway, Suite 210                        Former Officer                 06/27/2003       $     4,624
                     Hauppauge, NY 11788                                                                06/27/2003       $     7,671
                                                                                                        06/13/2003       $     4,624
                                                                                                        06/13/2003       $       152
                                                                                                        05/30/2003       $     4,476
                                                                                                        05/16/2003       $     4,476
                                                                                                        05/02/2003       $     4,436
                                                                                                        05/02/2003       $        37
                                                                                                        04/18/2003       $     4,037
                                                                                                        04/07/2003       $    18,952
                                                                                                        04/04/2003       $     3,996
                                                                                                        03/21/2003       $     4,037
                                                                                                        03/07/2003       $     4,048
                                                                                                        03/07/2003       $       860
                                                                                                        02/21/2003       $     4,048
                                                                                                        02/07/2003       $     4,050
                                                                                                        01/24/2003       $     4,050
                                                                                                        01/24/2003       $        49
                                                                                                        01/10/2003       $     1,930
                                                                                                        01/03/2003       $     1,930

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                     ADDRESS                                RELATIONSHIP                  PAYMENT            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        12/27/2002       $     2,134

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
    NAME OF INSIDER             ADDRESS                                      RELATIONSHIP                PAYMENT            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        12/20/2002       $     2,134
                                                                                                        12/20/2002       $       290
                                                                                                        12/13/2002       $     2,134
                                                                                                        12/06/2002       $     2,134
                                                                                                        11/29/2002       $     2,134
                                                                                                        11/22/2002       $     2,134
                                                                                                        11/22/2002       $        82
                                                                                                        11/15/2002       $     2,134
                                                                                                        11/08/2002       $     2,134
                                                                                                        11/01/2002       $     2,134
                                                                                                        10/25/2002       $     2,134
                                                                                                        10/18/2002       $     2,134
                                                                                                        10/11/2002       $     2,134
                                                                                                        10/04/2002       $     2,134
                                                                                                        09/27/2002       $     2,134
                                                                                                        09/20/2002       $     2,134
                                                                                                        09/13/2002       $     2,134
                                                                                                        09/06/2002       $     2,134
                                                                                                                         -----------
                                                                                     SUBTOTAL - JOSEPH CONKLIN           $   119,140

Joseph McEvoy        165 E. 72th Street, Suite 18J                          Current Director              9/2/2003       $     2,500
                     New York, NY 10021                                                                  8/21/2003       $     4,500
                                                                                                         8/12/2003       $        50
                                                                                                         7/31/2003       $     3,985
                                                                                                         7/21/2003       $    11,514
                                                                                                                         -----------
                                                                                     SUBTOTAL - JOSEPH MCEVOY            $    22,549

Joseph Sinicropi     150 Motor Parkway, Suite 210                           Current Officer             08/26/2003       $     8,920
                     Hauppauge, NY 11788                                                                08/26/2003       $    19,710
                                                                                                        08/12/2003       $     4,937
                                                                                                        08/08/2003       $    19,710
                                                                                                        07/30/2003       $     8,920
                                                                                                        07/25/2003       $    12,900
                                                                                                        07/25/2003       $     8,920
                                                                                                        07/25/2003       $    12,900
                                                                                                        07/11/2003       $     8,920
                                                                                                        07/11/2003       $       736
                                                                                                        06/27/2003       $     9,101
                                                                                                        06/13/2003       $     9,101
                                                                                                        05/30/2003       $     8,737
                                                                                                        05/30/2003       $       492
                                                                                                        05/16/2003       $     8,737
                                                                                                        05/02/2003       $     8,488
                                                                                                        04/18/2003       $     7,958
                                                                                                        04/18/2003       $     1,471
                                                                                                        04/04/2003       $     7,880
                                                                                                        03/21/2003       $     7,075
                                                                                                        03/21/2003       $       775

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                     RELATIONSHIP                 PAYMENT            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        03/07/2003       $     7,106
                                                                                                        02/21/2003       $     7,106
                                                                                                        02/07/2003       $     7,106
                                                                                                        02/07/2003       $       693
                                                                                                        01/24/2003       $     7,106
                                                                                                        01/24/2003       $       185
                                                                                                        01/10/2003       $     3,553
                                                                                                        01/10/2003       $       294
                                                                                                        01/03/2003       $     3,553
                                                                                                        12/27/2002       $     4,377
                                                                                                        12/20/2002       $     4,377
                                                                                                        12/20/2002       $    37,639
                                                                                                        12/13/2002       $     3,608
                                                                                                        12/06/2002       $     3,608
                                                                                                        12/06/2002       $        75
                                                                                                        11/29/2002       $     3,608
                                                                                                        11/22/2002       $     3,608
                                                                                                        11/15/2002       $     3,608
                                                                                                        11/08/2002       $     3,608
                                                                                                        11/08/2002       $       384
                                                                                                        11/01/2002       $     3,608
                                                                                                        10/25/2002       $     3,608
                                                                                                        10/18/2002       $     3,608
                                                                                                        10/11/2002       $     3,608
                                                                                                        10/11/2002       $       311
                                                                                                        10/04/2002       $     3,608
                                                                                                        09/27/2002       $     3,608
                                                                                                        09/20/2002       $     3,608
                                                                                                        09/13/2002       $     3,605
                                                                                                        09/06/2002       $     3,608
                                                                                                                         -----------
                                                                                     SUBTOTAL - JOSEPH SINICROPI         $   314,369

Leonard Schutzman    503 W. Harbor Drive                                 Former Director                 3/11/2003       $     2,500
                     San Diego, CA 92101                                                                 2/24/2003       $       750
                                                                                                          4/8/2003       $       784
                                                                                                        12/13/2002       $       877
                                                                                                                         -----------
                                                                                     SUBTOTAL - LEONARD SCHUTZMAN        $     4,911

Neil Blechman        150 Motor Parkway, Suite 210                     Former Officer / Current           8/26/2003       $    14,971
                     Hauppauge, NY 11788                                 Director of Twinlab             8/12/2003       $    14,971
                                                                            Corporation                   8/8/2003       $    14,971
                                                                                                         7/25/2003       $    14,971
                                                                                                         7/11/2003       $    14,971
                                                                                                         6/27/2003       $    14,971
                                                                                                         6/13/2003       $    14,971
                                                                                                         5/30/2003       $    14,918
                                                                                                         5/16/2003       $    14,918
                                                                                                          5/2/2003       $    14,918

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                     RELATIONSHIP                  PAYMENT           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         4/28/2003       $    18,750
                                                                                                         4/18/2003       $    14,918
                                                                                                          4/4/2003       $    14,918
                                                                                                         3/21/2003       $    14,918
                                                                                                         3/10/2003       $        88
                                                                                                          3/7/2003       $       187
                                                                                                          3/7/2003       $    13,903
                                                                                                         2/21/2003       $    13,903
                                                                                                          2/7/2003       $    13,903
                                                                                                          2/5/2003       $    18,750
                                                                                                         1/24/2003       $    13,903
                                                                                                         1/10/2003       $     5,952
                                                                                                          1/3/2003       $     5,952
                                                                                                        12/27/2002       $     6,486
                                                                                                        12/20/2002       $     6,486
                                                                                                        12/13/2002       $     6,486
                                                                                                         12/6/2002       $     6,447
                                                                                                         12/6/2002       $     6,447
                                                                                                        11/22/2002       $    13,056
                                                                                                        11/22/2002       $     6,446
                                                                                                        11/18/2002       $    18,750
                                                                                                        11/15/2002       $     6,447
                                                                                                         11/8/2002       $     6,447
                                                                                                         11/1/2002       $     1,453
                                                                                                         11/1/2002       $     6,447
                                                                                                        10/25/2002       $     6,447
                                                                                                        10/18/2002       $     6,447
                                                                                                        10/11/2002       $     6,447
                                                                                                         10/4/2002       $     1,453
                                                                                                         10/4/2002       $     6,447
                                                                                                         9/27/2002       $     6,447
                                                                                                         9/20/2002       $     6,447
                                                                                                         9/13/2002       $     6,447
                                                                                                          9/6/2002       $     1,453
                                                                                                          9/6/2002       $     6,447
                                                                                                                         -----------
                                                                                     SUBTOTAL - NEIL BLECHMAN            $   445,481

Philip Kazin         150 Motor Parkway, Suite 210                          Former Officer               08/26/2003       $     5,406
                     Hauppauge, NY 11788                                                                08/12/2003       $     4,962
                                                                                                        08/08/2003       $     5,432
                                                                                                        07/25/2003       $     5,432
                                                                                                        07/11/2003       $     5,432
                                                                                                        06/27/2003       $     5,531
                                                                                                        06/13/2003       $     4,829
                                                                                                        06/13/2003       $     5,647
                                                                                                        05/16/2003       $     4,829
                                                                                                        05/02/2003       $     4,829

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                   RELATIONSHIP                    PAYMENT          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        04/18/2003       $     4,829
                                                                                                        04/04/2003       $     4,829
                                                                                                        03/21/2003       $     4,829
                                                                                                        03/07/2003       $     4,829
                                                                                                        02/21/2003       $     4,829
                                                                                                        02/07/2003       $     4,829
                                                                                                        01/24/2003       $     4,829
                                                                                                        01/10/2003       $     2,400
                                                                                                        01/03/2003       $     2,399
                                                                                                        12/27/2002       $     2,644
                                                                                                        12/20/2002       $     2,644
                                                                                                        12/13/2002       $     2,644
                                                                                                        12/06/2002       $     2,644
                                                                                                        11/29/2002       $     2,644
                                                                                                        11/29/2002       $     2,645
                                                                                                        11/15/2002       $     2,624
                                                                                                        11/15/2002       $    10,215
                                                                                                        11/08/2002       $     2,624
                                                                                                        11/01/2002       $     2,606
                                                                                                        10/25/2002       $     2,601
                                                                                                        10/18/2002       $     2,601
                                                                                                        10/18/2002       $       245
                                                                                                        10/11/2002       $     2,601
                                                                                                        10/04/2002       $     2,601
                                                                                                        09/27/2002       $     2,452
                                                                                                        09/20/2002       $     2,438
                                                                                                        09/13/2002       $     2,438
                                                                                                        09/06/2002       $     2,438
                                                                                                                         -----------
                                                                                     SUBTOTAL - PHILIP KAZIN             $   145,283

Richard Perles       150 Motor Parkway, Suite 210                        Former Officer                 09/27/2002       $     4,331
                     Hauppauge, NY 11788                                                                09/13/2002       $     2,165
                                                                                                        09/06/2002       $     2,165
                                                                                                                         -----------
                                                                                     SUBTOTAL - RICHARD PERLES           $     8,662

Ross Blechman        150 Motor Parkway, Suite 210                     Current Officer / Current          8/26/2003       $    10,037
                     Hauppauge, NY 11788                                       Director                  8/26/2003       $     1,000
                                                                                                         8/12/2003       $     3,221
                                                                                                         7/30/2003       $     8,811
                                                                                                         7/25/2003       $     8,811
                                                                                                         7/11/2003       $     8,811
                                                                                                         6/27/2003       $     8,811
                                                                                                         6/13/2003       $     8,811
                                                                                                         5/30/2003       $     8,811
                                                                                                         5/16/2003       $    16,109
                                                                                                         5/16/2003       $     8,811
                                                                                                          5/2/2003       $     8,811
                                                                                                         4/18/2003       $     8,811

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                      RELATIONSHIP                 PAYMENT           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4/4/2003       $     8,811
                                                                                                         3/21/2003       $     8,549
                                                                                                          3/7/2003       $     8,129
                                                                                                          3/5/2003       $        98
                                                                                                         2/21/2003       $     8,129
                                                                                                          2/7/2003       $     8,129
                                                                                                          2/7/2003       $    14,946
                                                                                                         1/24/2003       $     8,129
                                                                                                         1/10/2003       $     4,656
                                                                                                          1/3/2003       $     7,320
                                                                                                        12/27/2002       $     7,973
                                                                                                        12/20/2002       $     7,973
                                                                                                        12/13/2002       $     7,973
                                                                                                         12/6/2002       $     7,973
                                                                                                        11/29/2002       $     7,973
                                                                                                        11/22/2002       $     9,806
                                                                                                        11/22/2002       $     7,973
                                                                                                        11/15/2002       $     7,973
                                                                                                         11/8/2002       $     7,973
                                                                                                         11/1/2002       $     7,973
                                                                                                        10/25/2002       $     7,973
                                                                                                        10/18/2002       $     7,973
                                                                                                        10/11/2002       $     7,973
                                                                                                         10/4/2002       $     7,973
                                                                                                         9/27/2002       $     7,973
                                                                                                         9/20/2002       $     7,973
                                                                                                         9/13/2002       $     7,973
                                                                                                          9/6/2002       $     7,973
                                                                                                                         -----------
                                                                                     SUBTOTAL - ROSS BLECHMAN            $   331,919

Stephen Welling      150 Motor Parkway, Suite 210                     Current Officer / Current         08/26/2003       $     6,108
                     Hauppauge, NY 11788                                       Director                 08/12/2003       $     3,381
                                                                                                        08/12/2003       $     1,173
                                                                                                        08/12/2003       $     1,324
                                                                                                        08/08/2003       $       123
                                                                                                        07/30/2003       $     6,108
                                                                                                        07/25/2003       $     6,108
                                                                                                        07/11/2003       $     6,108
                                                                                                        07/11/2003       $     3,108
                                                                                                        06/27/2003       $     6,108
                                                                                                        06/27/2003       $     5,005
                                                                                                        06/13/2003       $     6,108
                                                                                                        06/13/2003       $     1,173
                                                                                                        05/30/2003       $     5,907
                                                                                                        05/16/2003       $     5,907
                                                                                                        05/02/2003       $     5,907
                                                                                                        05/02/2003       $     1,173

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                      RELATIONSHIP                 PAYMENT           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        05/02/2003       $    12,479
                                                                                                        04/18/2003       $     5,792
                                                                                                        04/18/2003       $     8,050
                                                                                                        04/07/2003       $    15,767
                                                                                                        04/04/2003       $     5,376
                                                                                                        03/21/2003       $     5,376
                                                                                                        03/07/2003       $     5,389
                                                                                                        02/21/2003       $     5,389
                                                                                                        02/07/2003       $     5,389
                                                                                                        02/07/2003       $     2,081
                                                                                                        01/24/2003       $     5,389
                                                                                                        01/24/2003       $     1,699
                                                                                                        01/10/2003       $     5,389
                                                                                                        12/27/2002       $     5,907
                                                                                                        12/13/2002       $     7,416
                                                                                                        12/13/2002       $     3,787
                                                                                                        11/29/2002       $     5,907
                                                                                                        11/15/2002       $     5,907
                                                                                                        11/15/2002       $     3,956
                                                                                                        11/01/2002       $     5,907
                                                                                                        10/18/2002       $     5,907
                                                                                                        10/11/2002       $     1,060
                                                                                                        10/04/2002       $     5,907
                                                                                                        09/20/2002       $     5,907
                                                                                                        09/06/2002       $     5,907
                                                                                                        09/06/2002       $       714
                                                                                                                         -----------
                                                                                     SUBTOTAL - STEPHEN WELLING          $   218,588

Steve Blechman       150 Motor Parkway, Suite 210                     Former Officer / Current            6/2/2003       $     8,597
                     Hauppauge, NY 11788                                 Director of Twinlab             5/27/2003       $     8,597
                                                                            Corporation                  5/20/2003       $     8,597
                                                                                                         5/12/2003       $     8,597
                                                                                                          5/5/2003       $     8,597
                                                                                                         4/28/2003       $     8,597
                                                                                                         4/28/2003       $    18,750
                                                                                                         4/21/2003       $     8,597
                                                                                                         4/14/2003       $     8,597
                                                                                                          4/8/2003       $     8,597
                                                                                                         3/27/2003       $     8,597
                                                                                                         3/25/2003       $     8,597
                                                                                                         3/15/2003       $     8,597
                                                                                                         3/11/2003       $     8,597
                                                                                                          3/4/2003       $     8,611
                                                                                                         2/24/2003       $     8,611
                                                                                                         2/12/2003       $     8,611
                                                                                                          2/6/2003       $     8,611
                                                                                                          2/5/2003       $    18,750

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                                         DATES OF
NAME OF INSIDER                 ADDRESS                                       RELATIONSHIP                PAYMENT           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         1/28/2003       $     8,611
                                                                                                         1/25/2003       $     8,611
                                                                                                         1/21/2003       $     8,611
                                                                                                          1/7/2003       $     8,611
                                                                                                          1/7/2003       $     8,611
                                                                                                        12/23/2002       $     8,611
                                                                                                        12/18/2002       $     8,611
                                                                                                        12/13/2002       $     8,611
                                                                                                         12/5/2002       $     8,611
                                                                                                        11/25/2002       $     8,611
                                                                                                        11/23/2002       $     8,611
                                                                                                        11/18/2002       $    18,750
                                                                                                        11/15/2002       $     8,611
                                                                                                         11/8/2002       $     8,611
                                                                                                        10/29/2002       $     8,611
                                                                                                        10/23/2002       $     8,611
                                                                                                        10/16/2002       $     8,611
                                                                                                        10/11/2002       $     8,611
                                                                                                         10/3/2002       $     8,611
                                                                                                         9/26/2002       $     8,611
                                                                                                         9/17/2002       $     8,611
                                                                                                         9/12/2002       $     8,611
                                                                                                          9/6/2002       $     8,611
                                                                                                                         -----------
                                                                                     SUBTOTAL - STEVE BLECHMAN           $   391,899

William Rizzardi     150 Motor Parkway, Suite 210                         Current Officer               08/26/2003       $     5,045
                     Hauppauge, NY 11788                                                                08/12/2003       $     2,863
                                                                                                        07/30/2003       $     4,958
                                                                                                        07/25/2003       $     5,014
                                                                                                        07/11/2003       $     5,014
                                                                                                        06/27/2003       $     4,975
                                                                                                        06/27/2003       $        43
                                                                                                        06/13/2003       $     4,987
                                                                                                        06/13/2003       $        25
                                                                                                        05/30/2003       $     4,888
                                                                                                        05/30/2003       $       207
                                                                                                        05/16/2003       $     4,888
                                                                                                        05/02/2003       $     4,616
                                                                                                        04/18/2003       $     4,422
                                                                                                        04/07/2003       $    15,420
                                                                                                        04/04/2003       $     4,347
                                                                                                        04/04/2003       $        60
                                                                                                        03/21/2003       $     4,409
                                                                                                        03/07/2003       $     4,437
                                                                                                        02/21/2003       $     4,437

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                   DATES OF
   NAME OF INSIDER                ADDRESS                  RELATIONSHIP            PAYMENT           TOTAL
--------------------------------------------------------------------------------------------------------------
                                                                                  02/21/2003      $         75
                                                                                  02/07/2003      $      4,407
                                                                                  02/07/2003      $        200
                                                                                  01/24/2003      $      4,282
                                                                                  01/10/2003      $      2,091
                                                                                  01/03/2003      $      2,141
                                                                                  12/27/2002      $      2,566
                                                                                  12/27/2002      $      1,000
                                                                                  12/20/2002      $      2,566
                                                                                  12/13/2002      $      2,566
                                                                                  12/06/2002      $      2,566
                                                                                  11/29/2002      $      2,566
                                                                                  11/22/2002      $      2,529
                                                                                  11/15/2002      $      2,566
                                                                                  11/08/2002      $      2,592
                                                                                  11/08/2002      $        394
                                                                                  11/01/2002      $      2,592
                                                                                  10/25/2002      $      2,592
                                                                                  10/18/2002      $      2,592
                                                                                  10/11/2002      $      2,592
                                                                                  10/04/2002      $      2,592
                                                                                  09/27/2002      $      2,592
                                                                                  09/20/2002      $      2,565
                                                                                  09/13/2002      $      2,592
                                                                                  09/06/2002      $      2,592
                                                                                                  ------------
                                                                     SUBTOTAL - WILLIAM RIZZARDI  $    143,461

William U. Westerfield    134 Silvermist Court           Current Director
                          Little Silver, NJ 07739     of Twinlab Corporation        9/2/2003      $      3,602
                                                                                   8/21/2003      $      5,517
                                                                                   7/31/2003      $      4,929
                                                                                   7/14/2003      $      7,273
                                                                                   6/18/2003      $      7,000
                                                                                   5/21/2003      $      8,890
                                                                                    4/1/2003      $     12,500
                                                                                   3/11/2003      $      3,500
                                                                                   2/24/2003      $      5,000
                                                                                  11/26/2002      $      6,178
                                                                                                  ------------
                                                                SUBTOTAL - WILLIAM U. WESTERFIELD $     64,388
                                                                                                  ------------
                                                                                      TOTAL       $  3,236,353

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     4. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS, AND ATTACHMENTS.

          None
          [ ]

          a. List all suits and administrative proceedings to which the debtor is or was a party within ONE YEAR immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                         NATURE OF                                                       STATUS OR
          CAPTION OF SUIT AND CASE NUMBER               PROCEEDING            COURT OR AGENCY AND LOCATION              DISPOSITION
-----------------------------------------------------------------------------------------------------------------------------------
Alcantar v. Twin Laboratories Inc.                     Personal Injury     In the District Court of Hidalgo County,        Active
Case No. C-1184-03-E                                     Litigation        Texas 27th Judicial District

Bertsch, et al. v. Twin Laboratories Inc.              Personal Injury     Supreme Court of the State of New York          Active
Case No. 30710/01                                        Litigation        County of Suffolk

Bhattacharya, et al. v. Twin Laboratories Inc.         Personal Injury     Superior Court of New Jersey                    Active
Case No. MRS-6-3769-00                                   Litigation        Law Division: Morris County

Bonner, et al. Twin Laboratories Inc.;                 Personal Injury     Washington County Court of Common               Active
Twinlab Corporation                                      Litigation        Pleas, Pennsylvania
Case No. 2003-1633

Brewer Knight v. Twin Laboratories Inc.;               Personal Injury     In the District Court of Harris County,         Active
Twinlab Corporation                                      Litigation        Texas
Case No. N/A

Carrero, et al. Twin Laboratories Inc.                 Personal Injury     United States District Court                  Dismissed
Case No. 03-20524 CIV MARTINEZ                           Litigation        Southern District of Florida
                                                                           Miami Division

Clark v. Twin Laboratories Inc.                        Personal Injury     Circuit Court for Broward County, Florida       Active
Case No. CACE-03-0003909-12                               Litigation

Cooper v. Twin Laboratories Inc.                       Personal Injury     Superior Court of New Jersey                    Active
Case No. ESX-L-1505-01                                   Litigation        Law Division: Essex County

Crane v. Twin Laboratories Inc., et al.                Personal Injury     United States District Court                    Active
Case No. 3:03CV1304-L                                    Litigation        Northern District of Texas
                                                                           Dallas Division

Delagarde v. Twin Laboratories Inc.                    Personal Injury     In the District Court of Harrie County,         Active
Case No. 2003-26579                                      Litigation        Texas, 151 Judicial District

Doss, et al. v. Twin Laboratories Inc.                 Personal Injury     Supreme Court of the State of New York          Active
Case No. 14059/02                                        Litigation        County of Suffolk

Earl, et al. v. Twin Laboratories Inc.                 Personal Injury     United States District Court                  Dismissed
Case No. 02-0301                                         Litigation        Eastern District of Louisiana

Forbes et ux. v. Twin Laboratories Inc.                Personal Injury     Supreme Court of the State of New York          Active
Case No. 117549/02                                       Litigation        County of New York

Fulton v. Twin Laboratories Inc.                       Personal Injury     State of New York                               Active
Case No. I2003-3321                                      Litigation        Supreme Court: County of Erie

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                              Chapter 11

                                                         NATURE OF                                                      STATUS OR
          CAPTION OF SUIT AND CASE NUMBER               PROCEEDING            COURT OR AGENCY AND LOCATION             DISPOSITION
----------------------------------------------------------------------------------------------------------------------------------
Galway v. Twin Laboratories Inc.                       Personal Injury     Supreme Court County of Onondaga                Active
Case No. 2002-5936                                       Litigation        State of New York

Garza v. Twin Laboratories Inc.                        Personal Injury     United States District Court                    Active
Case No. M-03-160                                        Litigation        Southern District of Texas
                                                                           McAllen Division

Greenberg v. Twin Laboratories Inc.                    Personal Injury     United States District Court                    Active
Case No. 02-81096 CIV-HURLEY                             Litigation        Southern District of Florida
                                                                           West Palm Beach Division

Greve et al. v. Twin Laboratories Inc.                 Personal Injury     In the Circuit Court of the 11th Judicial       Active
Case No. 03-1180 CA32                                    Litigation        Circuit In and For Dade County, Florida
                                                                           In and For Dade County, Florida

Gupilan et al. v. Twin Laboratories Inc.               Personal Injury     Superior Court of the State of California       Active
Case No. RIC 352416                                      Litigation        for the County of Riverside

Hoak v. Twin Laboratories Inc.;                        Personal Injury     Supreme Court of the State of New York          Active
Twinlab Corporation                                      Litigation        County of Suffolk
Case No. 02-25216

Houghton et al. v. Twin Laboratories Inc.;             Personal Injury     District Court 53rd Judicial District           Active
Twinlab Corporation                                      Litigation        Travis County, Texas
Case No. GN301940

Joyner-Wiggins v. Twin Laboratories Inc.;              Personal Injury     Supreme Court of the State of New York          Active
Twinlab Corporation                                      Litigation        County of Suffolk
Case No. 03-07457

Kambouris v. Twin Laboratories Inc.                    Personal Injury     Supreme Court of the State of New York          Active
Case No. 21474/99                                        Litigation        County of Kings

Kirk et al. v. Twin Laboratories Inc.                  Personal Injury     Supreme Court of the State of New York          Active
Case No. 26536/00                                        Litigation        County of Suffolk

Korizis et al. v. Twin Laboratories Inc.               Personal Injury     Massachusetts Superior Court                    Active
Case No. 99-1536 G                                       Litigation        Suffolk County

Lattino et al. v. Twin Laboratories Inc.               Personal Injury     Nevada District Court, Clark County             Active
Case N. A428757                                          Litigation

Levine v. Twin Laboratories Inc.                       Personal Injury     Supreme Court of the State of New York          Active
Case No. 9197/98                                         Litigation        County of Queens

Liera et al. v. Twin Laboratories Inc.                 Personal Injury     Superior Court of the State of California       Active
Case No. 01CC07564                                       Litigation        for the County of Orange

Loewen v. Twin Laboratories Inc.;                      Personal Injury     In the United State District Court              Active
Twinlab Corporation                                      Litigation        for the Eastern District of Michigan
Case No. 03-10219                                                          Northern Division

MacDonald v. Twin Laboratories Inc.                    Personal Injury     United States District Court for the           Settled
Case No. CV 00-6581                                      Litigation        Eastern District of New York

Maddox v. Twin Laboratories Inc.                       Personal Injury     States of New Mexico County of Lincoln         Settled
Case No. CV-01-163                                       Litigation        Twelfth Judicial District

McMillan, et ux. v. Twin Laboratories Inc.;            Personal Injury     Pennsylvania County Court of Common           Dismissed
Twinlab Corporation                                      Litigation        Pleas, Pennsylvania                        CA Case Active
Case No. 001735 (PA)
Case No. 03CC05824 (CA)                                                    Superior Court of California,
                                                                           Orange County



                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                              Chapter 11

                                                         NATURE OF                                                     STATUS OR
          CAPTION OF SUIT AND CASE NUMBER               PROCEEDING            COURT OR AGENCY AND LOCATION            DISPOSITION
---------------------------------------------------------------------------------------------------------------------------------
McMorris v. Twin Laboratories Inc.                      Class Action       United States District Court                  Active
Case No. 01-418                                          Litigation-       Middle District of Louisiana
                                                       Ephedra Products

Michalowski v. Twin Laboratories Inc.                  Personal Injury     United States District Court                  Active
Twinlab Corporation                                      Litigation        Northern District of Florida
Case No. 3:03 CV 00072                                                     Pensecola Division

Millan v. Twin Laboratories Inc.                       Personal Injury     United States Court                           Active
Case No. 03-20255 CIV-LENARD                             Litigation        Southern District of Florida
                                                                           Miami Division

Miller v. Twin Laboratories Inc.                       Personal Injury     United States District Court                  Active
Case No. 02 CV 1597                                      Litigation        Western District of Kentucky (PPA MDL)

Orr v. Twin Laboratories Inc.                          Personal Injury     Supreme Court of the State of New York       Settled
Case No. 4354/02                                         Litigation        County of Suffolk

Parchman v. Twin Laboratories Inc.                     Personal Injury     District court of Titus County, Texas         Active
Case No. 30389                                           Litigation

Peterson v. Twin Laboratories Inc.                     Personal Injury     United States District Court                 Settled,
Case No. 8:02CV56T-17-MSS                                Litigation        Middle District of Florida                 awaiting court
                                                                           Tampa Division                               approval

Petrovich v. Twin Laboratories Inc.;                   Personal Injury     United States District Court                  Active
Twinlab Corporation                                      Litigation        Eastern District of New York
Case No. 03 4237

Pizziferri v. Twin Laboratories Inc.                   Personal Injury     United Stated District Court                  Active
Case No. 01-12323PBS                                     Litigation        District of Massachusetts

Riley v. Twin Laboratories Inc.;                       Personal Injury     Supreme Court of the State of New York        Active
Twinlab Corporation                                      Litigation        County of Suffolk
Case No. 02-22402

Rodriguez, Irma v. Twin Laboratories Inc.;             Personal Injury     United States District Court                  Active
Twinlab Corporation                                      Litigation        Central District of California
Case No. CV02-9744 AHM (MCX)

Rodriguez, Ramie v. Twin Laboratories Inc.             Personal Injury     United States District Court                  Active
Case No. C-01-362                                        Litigation        Southern District of Texas
                                                                           Corpus Christi Division

Rodriguez, Ronnie v. Twin Laboratories Inc.;           Personal Injury     Supreme Court of the State of New York        Active
Twinlab Corporation                                      Litigation        County of Suffolk
Case No. 02-28352

Scheingold v. Twin Laboratories Inc.                   Personal Injury     Circuit Court of the County of Prince         Active
At Law No. 55560                                         Litigation        William County, Virginia

Sciddurlo et al. v. Twin Laboratories Inc.             Personal Injury     Supreme Court of the State of New York       Dismissed
Case No. 7778/00                                         Litigation        County of Kings

Segrest v. Twin Laboratories Inc.                      Personal Injury     Circuit Court of Adams County, Mississippi    Active
Case No. 01-KV-0177-J                                    Litigation

Sledge v. Twin Laboratories Inc.                       Personal Injury     United States District Court                  Active
Case No 8:02-CV-1339-T-24MSS                             Litigation        Middle District of Florida
                                                                           Tampa Division

Smith, Jahn v. Twin Laboratories Inc.                  Personal Injury     United States District Court                  Active
Case No. H-03-1652                                       Litigation        Southern District of Texas
                                                                           Houston Division

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                              Chapter 11

                                                         NATURE OF                                                     STATUS OR
          CAPTION OF SUIT AND CASE NUMBER               PROCEEDING            COURT OR AGENCY AND LOCATION            DISPOSITION
---------------------------------------------------------------------------------------------------------------------------------
Smith, Tiffany v. Twin Laboratories Inc.;              Personal Injury     Supreme Court of the State of New York        Active
Twinlab Corporation                                      Litigation        County of Suffolk
Case No. 02-22403

Summy v. Twin Laboratories Inc.                        Personal Injury     United States District Court                  Active
Case No. 02-2598-PHX-MHM                                 Litigation        District of Arizona

Thompson, Karen v. Twin Laboratories Inc.              Personal Injury     United States District Court                Dismissed
Case No. 01CV983D-M3                                     Litigation        Middle District of Louisiana

Thompson, Robin et al. v. Twin Laboratories Inc.       Personal Injury     United States District Court                  Active
Case No. CV-S-02-0760-PMP (LRL)                          Litigation        District of Nevada

Vickrey v. Twin Laboratories Inc.                      Personal Injury     United States District Court                  Active
Case No. H-02-4133                                       Litigation        Southern District of Texas
                                                                           Houston Division

Wachovia Bank, Administrator of the Estate of          Personal Injury     United States District Court                  Active
Susan Hale Young v. Twin Laboratories Inc.;              Litigation        Western District of Virginia
Twinlab Corporation                                                        Roanoke Division
Case Nos. 7:02CV00773 and 7:02CV00211

White v. Twin Laboratories Inc.;                       Personal Injury     Circuit Court of the Fifteenth Judicial       Active
Twinlab Corporation                                      Litigation        Circuit In and For Palm Beach
Case No. 2003CA006869AJ                                                    County, Florida

Pierce, Shannon v. Twin Laboratories Inc.              Personal Injury     Superior Court of California                  Active
Case No. NC034223                                        Litigation        County of Los Angeles

Parks, Mark I v. Twin Laboratories Inc.                Personal Injury     United States District Court for the          Active
Case No. CO 3-94 EJM                                     Litigation        Northern District of Iowa Cedar Rapids
                                                                           Division

"John Doe" v. Twin Laboratories Inc.                   Personal Injury     United States District Court                  Active
Case No. 03-80748                                        Litigation        Southern District of Florida

Dicus et al. v. Twin Laboratories Inc.;                Personal Injury     United States District Court                  Active
Twinlab Corporation                                      Litigation        District of Hawaii
Case No. CV01-00686LEK

Garvin v. Twin Laboratories Inc.                       Personal Injury     United States District Court                  Active
Case No. 3:03CV1983D                                     Litigation        Northern District of Texas
                                                                           Dallas Division

Cooper, Rose v. Eileen Clark d/b/a Back to             Personal Injury     In the Circuit Court of Adams County,         Active
Nature Herb Shop et al.                                  Litigation        Mississippi
Case No. 02-KV-0259-J

Parsley et al. v. Twin Laboratories Inc., et al.       Proposed Class      In the Circuit Court of the Twentieth         Active
Case No. 03-L-537                                          Action-         Judicial Circuit St. Clair County,
                                                       Ephedra Products    Illinois

Rawert v. Twin Laboratories Inc.;                      Personal Injury     Court of Common Pleas Philadelphia            Active
Twinlab Corporation                                      Litigation        County Civil Division
Case No. 000137

Abrams v. Twin Laboratories Inc.                        Class Action       Superior Court of New Jersey                  Active
Case No. L-3790-02                                    Litigation-false     Law Division Mercer County                  Also a case
                                                       advertising and                                                pending in LA
                                                    misrepresentation of
                                                      Androstenedione
                                                          products

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

                                                      NATURE OF                                             STATUS OR
  CAPTION OF SUIT AND CASE NUMBER                     PROCEEDING          COURT OR AGENCY AND LOCATION     DISPOSITION
-------------------------------------------------------------------------------------------------------------------------
As You Sow v. Twin Laboratories Inc.                  Class Action        Superior Court of the State         Active
(dba Nature's Herbs)                              Litigation-violation    of California County of San
                                                  of CA fair business     Francisco
Case No. CGC 03422845                                   statutes

Capati v. Twin Laboratories Inc.                    Personal Injury       Supreme Court o the State of       Settled
Case No. 99113218                                      Litigation         New York County of New York

Chandna v. Twin Laboratories Inc.                     Class Action        Superior County of State of      Settlement
Case No. 408941                                   Litigation-violation    California for the County of      agreement
                                                  of CA fair business     San Francisco                  executed in May
                                                        statutes                                          2003,not yet
                                                                                                        approved by court

Cohen v. Twin Laboratories Inc.                     Personal Injury       Supreme Court of the State          Active
Case No. 16785/03                                      Litigation         of New York County of
                                                                          Suffolk

Consumer Justice Foundation v.                        Class Action        Superior Court of the State        Settled
Twin Laboratories Inc.                            Litigation-violation    of California County of
                                                  of CA fair business     San Francisco
No. CGC-03-418038                                       statutes

Donavin v. Twin Laboratories Inc.                     Class Action        Superior Court of the State      Settled in
Case No. 412030                                   Litigation-violation    of California City and            principle
                                                  of CA fair business     County of San Francisco,       Settlement not
                                                        statutes          Unlimited Jurisdiction          yet executed

Hannon v. Twin Laboratories Inc.                      Class Action        Circuit Court for the               Active
                                                    Litigation-false      Fifteenth Circuit In and For
Case No. CA-02-14216AB                              advertising and       Palm Beach County, Florida
                                                  misrepresentation of
                                                Androstenedione products

Hochberg v. Twin Laboratories Inc.                    Class Action        Supreme Court of the State          Active
                                                    Litigation-false      of New York County of
Case No. 12678/02                                   advertising and       New York
                                                  misrepresentation of
                                                Androstenedione products

Ganir v. Fred Meyer Stores, Inc. et al.             Personal Injury       Superior Court of the State         Active
Case No. CGC-03-416698                                 Litigation         of California In and For the
                                                                          County of San Francisco

Kava-Kava Litigation                                  Class Action        Superior Court of the State      Settled in
Case No. BC 269717                                Litigation-violation    of California for the County      principle
                                                  of CA fair business     of Los Angeles                 Settlement not
                                                        statutes                                          yet executed

LPJ Research, Inc.                                Litigation claiming     In the United States                Active
Case No. 03-2140                                       trademark          District Court Central
                                                      infringment         District of Illinois Urbana
                                                                          Division

Marlin Leasing Corporation v. Health Factors      Litigation alleging     Superior Court of Arizona In        Active
International (a subsidiary of Twin                breach of contract     and for the County of
Laboratories Inc.)                                                        Maricopa
Case No. CV2003-009646

Nerdin v. Twin Laboratories Inc,                        Wrongful          State of Utah                       Active
UALD No. A3-0968                                      termination         Antidiscrimination and
EECO No. 35C-A3-0968                                   proceeding         Labor Division and EEOC

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

                                                        NATURE OF                                             STATUS OR
  CAPTION OF SUIT AND CASE NUMBER                       PROCEEDING          COURT OR AGENCY AND LOCATION     DISPOSITION
---------------------------------------------------------------------------------------------------------------------------
O'Hearn v. Advance Research Press                   Litigation alleging     Superior Court of California        Active
(a former publishing subsidiary)                        invasion of         In and For the County of
Case No. 019177                                       right of privacy      Riverside, Indio Branch

Stainkamp v. Twin Laboratories Inc.;                      Wrongful          United States District Court        Active
Twinlab Corporation                                     Termination         Eastern District of New York
Case No. CV 01 0262                                      Litigation

True North Nutrition Ltd v. Twin Laboratories       Litigation claiming     Supreme Court of the State        Dismissed,
Inc.                                                 breach of contract     of New York County of           reimbursement
Case No. 00-23109                                                           Suffolk                       of expenses active

Twin Laboratories Inc. v. KCC International              Trademark          In the United States                Active
Inc.                                                    Infringement        District Court for the
Case No. CV-03-1605                                      Litigation         Eastern District of New York

Twin Laboratories Inc. v. Women's Fitness                Trademark          In the United States Court          Active
International, Inc.                                     Infringement        for the Eastern District of
Case No. CV02 2346                                       Litigation         New York

Winters v. Twin Laboratories Inc.                     Personal Injury       Superior Court of the State         Active
(Andorstenedione)                                        Litigation         of California In and For the
Case No. CGC-02-403981                                                      County of San Francisco

World Triathlon Corporation v. Twin                 Litigation claiming     United States District Court        Active
Laboratories Inc.                                    breach of contract     for the Middle District of
Case No. 8:03-CV-1474-T026MSS                                               Florida Tampa Division

Ruplinger Corporation v. Twin Laboratories Inc.        Litigation in        Third District Court, State         Active
Case No. 038905219                                  small claims court,     of Utah Salt Lake County,
                                                     payment for parts      Small Claims Department

Baines v. Twin Laboratories Inc.                      Personal Injury       In the District Court of            Active
Case No. 030V0653-405th                                  Litigation         Galveston County, Texas

Harrod v. Twin Laboratories Inc.                      Personal Injury       In the Circuit Court of the         Active
No. 03 23397 CA20                                        Litigation         Eleventh Judicial Circuit,
                                                                            In And For Dade County,
                                                                            Florida

Hawkinson v. Twin Laboratories Inc.;                  Personal Injury       United States District Court         Filed,
Twinlab Corporation                                      Litigation         Eastern District of New York       Not Served
No. CV 03 4293

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 7

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     7.        GIFTS.

          None
          [ ]

               List all gifts or charitable contributions made within ONE YEAR immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

NAME AND ADDRESS OF PERSON OR          RELATIONSHIP TO  DATE OF GIFT     DESCRIPTION AND
      ORGANIZATION                      DEBTOR, IF ANY                    VALUE OF GIFT
-------------------------------------------------------------------------------------------
Feed The Children                                          9/11/2002           Ironman Bars
PO Box 36                                                             $               5,600
Oklahoma City, OK 73101
                                                           3/24/2003           Ironman Bars
                                                                      $              19,219

Utah Republican Party - Victory 2002                      10/10/2002     Political Donation
117 E. Temple                                                         $               2,000
Salt Lake City, UT 84111

LI Sound Sharks                                            7/11/2003       Grape Ultra Fuel
Sound Beach, NY                                                       $                 567

Henerys/WUKD Iata Co.                                      7/28/2003       Gift Certificate
c/o Patricia Hill                                                     $                 200

NNFA                                                       4/4/2003           Cash Donation
3931 Macarthur Blvd, Suite 101                                        $               5,000
Newport, CA 92660
                                                                      ---------------------
                                                             TOTAL    $              32,585

                               Attachment SOFA 7

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 9

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     9.        PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY.

          None
          [ ]

               List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, or consultation concerning debt consolidation, relief under the bankruptcy laws, preparation of a petition in bankruptcy within ONE YEAR immediately preceding the commencement of this case.

                              DATE OF PAYMENT, NAME OF      AMOUNT OF MONEY OR
                                PAYOR IF OTHER THAN      DESCRIPTION AND VALUE OF
NAME AND ADDRESS OF PAYEE             DEBTOR                     PROPERTY
---------------------------------------------------------------------------------
FTI Consulting Inc                     6/16/2003                $    41,463
622 Third Avenue, 31st Floor           6/25/2003                $     5,000
New York, NY 10017                     7/22/2003                $   119,409
                                       7/25/2003                $    54,439
                                       8/12/2003                $    78,035
                                       8/28/2003                $    86,527
                                        9/2/2003                $    60,664
                                        9/3/2003                $    20,000

Weil, Gotshal & Manges LLP             6/13/2003                $   225,000
767 Fifth Avenue                       8/14/2003                $    37,474
New York, NY 10153                     8/27/2003                $   125,154
                                        9/3/2003                $   200,000

Peter J Solomon Company               10/14/2002                $   100,000
767 5th Avenue, 26th Floor             12/4/2002                $     8,310
New York, NY 10153                     4/24/2003                $     6,509
                                       6/11/2003                $    75,000
                                       7/10/2003                $    78,402
                                        8/1/2003                $    75,000
                                        9/2/2003                $    75,000

Deloitte & Touche                      8/19/2003                $     6,500
2 Jericho Plaza
Jericho, NY 11753
                                                                -----------
                                               TOTAL            $ 1,477,884

                               Attachment SOFA 9

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 10

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     10.       OTHER TRANSFERS.

          None
          [ ]

               List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor transferred either absolutely or as security within ONE YEAR immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

NAME AND ADDRESS OF TRANSFEREE AND                      DESCRIBE PROPERTY TRANSFERRED AND VALUE
   RELATIONSHIP TO DEBTOR (1)                 DATE                    RECEIVED
-----------------------------------------------------------------------------------------------
Liberty Commodities Corporation              2/7/2003   Raw Materials                  $ 12,692
10400 Bren Road East, Suite 242             5/29/2003   Raw Materials                  $ 16,811
Minnetonka, MN 55343

Century Foods International                  4/2/2003   Raw Materials                  $  5,701
400 Century Court                            4/9/2003   Raw Materials                  $ 36,976
Sparta, WI 54656                             5/5/2003   Raw Materials                  $    240
                                             7/7/2003   Raw Materials                  $  6,569

NBTY Manufacturing, Inc.                    5/12/2003   Raw Materials                  $ 25,403
5115 E. La Palma Avenue
Anaheim, CA 92807

ChemDeals, Inc.                              6/9/2003   Raw Materials                  $    404
205 Worcester Court                         8/18/2003   Raw Materials                  $  1,016
Falmouth, MA 02540

J.F. Chemical Sales, Inc.                   6/18/2003   Raw Materials                  $  2,363
227 Main Street
Huntington, NY 11743

Corwood Laboratories                        6/23/2003   Raw Materials                  $    233
55 Arkay Drive
Hauppauge, NY 11788

Pro Pac Labs, Inc.                           7/2/2003   Raw Materials                  $    402
3804 So. Airport Road
Ogden, UT 84405

J.Tech Sales, LLC                            7/3/2003   Raw Materials                  $  6,025
6531 Park of Commerce Boulevard, Suite 170  8/11/2003   Raw Materials                  $  5,475
Boca Raton, FL 33487

                               Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 10

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

 NAME AND ADDRESS OF TRANSFEREE AND                           DESCRIBE PROPERTY TRANSFERRED AND VALUE
    RELATIONSHIP TO DEBTOR (1)                  DATE                           RECEIVED
---------------------------------------------------------------------------------------------------------
Ty Botanicals                                 8/6/2003     Raw Materials                     $      1,746
6896 Long Key Street
Lake Worth, FL 33467

Garden State Nutritionals                     4/23/2003    Raw Materials                     $     82,570
8 Henderson Drive                             5/29/2003    Equipment                         $    175,000
West Caldwell, NJ 07006                       5/31/2003    Equipment                         $    175,000
                                              5/31/2003    Raw Materials                     $      6,859

Anabolic Incorporated                         5/16/2003    Raw Materials                     $     27,299
17802 Gillette Avenue
Irvine, CA 92614

TechSmart, Inc.                                2/7/2003    Furniture & Fixtures              $     12,000
100 Hartland Boulevard
Edgewood, NY 11717

ELM Global Logistics                           2/7/2003    Equipment                         $      5,000
50 Emjay Boulevard                            3/20/2003    Equipment                         $      5,000
Brentwood, NY 11717                            8/6/2003    Equipment                         $     15,000

Innovative Labs, LLC                          2/13/2003    Equipment                         $      1,000
85 Commerce Drive                             2/28/2003    Equipment                         $     50,000
Hauppauge, NY 11788

Paramold Manufacturing                        2/13/2003    Equipment                         $        640
90 Bourne Boulevard
Sayville, NY 11782

MKT Trucking                                  2/21/2003    Equipment                         $        400
46 Center Street
Lake Ronkonkoma, NY 11779

My-Dent                                       2/21/2003    Equipment; Furniture & Fixtures   $        400
80 Suffolk Court
Hauppauge, NY 11788

                               Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 10

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

 NAME AND ADDRESS OF TRANSFEREE AND                           DESCRIBE PROPERTY TRANSFERRED AND VALUE
    RELATIONSHIP TO DEBTOR (1)                  DATE                           RECEIVED
---------------------------------------------------------------------------------------------------------
VitaQuest International, Inc.                 2/21/2003    Equipment                         $    150,000
8 Henderson Drive
West Caldwell, NJ 07006

Nature's Value                                2/24/2003    Equipment                         $     28,000
54 Drexal Drive
Bayshore, NY 11706

Creative Design & Machine Inc.                2/26/2003    Equipment                         $    150,000
197 Stone Castle Road
Rock Tavern, NY 12575

Bio-Botanica                                  3/12/2003    Equipment                         $     17,100
85 Commerce Drive
Hauppauge, NY 11788

Quality Cars for Less                         3/12/2003    Furniture & Fixtures              $        235
271 Montauk Highway
Moriches, NY 11955

Janco Distributors Inc.                       3/12/2003    Furniture & Fixtures              $      2,000
901 Motor Parkway                             5/14/2003    Furniture & Fixtures              $        380
Hauppauge, NY 11788

Preferred Transportation Corporation          3/12/2003    Furniture & Fixtures              $        860
325 Marcus Boulevard                          3/20/2003    Furniture & Fixtures              $        605
Deer Park, NY 11729

Pallets R. Us, Inc.                           3/20/2003    Pallets                           $      1,181
38-42 Wyandanch Avenue                        5/19/2003    Pallets                           $        600
Wyandanch, NY 11798

Atkins Nutritional Inc.                       4/2/2003     Equipment                         $      5,000
2002 Orville Drive North
Ronkonkoma, NY 11779

Manhattan Drugs                               4/2/2003     Equipment                         $     13,000
195 Ames Avenue
Bergunfield, NJ 07621

                               Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 10

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

 NAME AND ADDRESS OF TRANSFEREE AND                           DESCRIBE PROPERTY TRANSFERRED AND VALUE
    RELATIONSHIP TO DEBTOR (1)                  DATE                           RECEIVED
---------------------------------------------------------------------------------------------------------
JLJ Enterprises, Inc.                         4/15/2003    Equipment                         $     30,000
6465 Milford Harrington Highway
Harrington, DE 19952

Federal Equipment Co.                         4/29/2003    Equipment                         $     10,000
8200 Bessemer Avenue
Cleveland, OH 44127

Ryzex, Inc.                                    5/7/2003    Equipment                         $     12,000
4600 Ryzex Way                                8/12/2003    Equipment                         $     12,100
Bellingham, WA 98226

St. Charles Hospital                           5/7/2003    Furniture & Fixtures              $      1,980
200 Belle Terre Road
Port Jefferson, NY 11777

400 Rabro Drive Realty, LLC                   5/14/2003    Furniture & Fixtures              $        500
c/o Joseph Conboy                             5/19/2003    Furniture & Fixtures              $      5,000
16 Julia Circle                               8/12/2003    Equipment                         $      5,000
Dix Hills, NY 11746

Rafael Pena                                   5/19/2003    Furniture & Fixtures              $         50
c/o Twinlab
150 Motor Parkway
Hauppauge, NY 11788
Relationship to Debtor: Employee

John Sparrow Landscape Corp.                  5/19/2003    Furniture & Fixtures              $         60
PO Box 774
Deer Park, NY 11729

Peter Gross                                   5/19/2003    Furniture & Fixtures              $         40
c/o Twinlab
150 Motor Parkway
Hauppauge, NY 11788
Relationship to Debtor: Employee

Global Tissue Corp                            5/19/2003    Furniture & Fixtures              $      8,500
91-4 Colin Drive                               6/5/2003    Equipment                         $      1,000
Holbrook, NY 11741

                               Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 10

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

 NAME AND ADDRESS OF TRANSFEREE AND                               DESCRIBE PROPERTY TRANSFERRED AND VALUE
    RELATIONSHIP TO DEBTOR (1)                 DATE                              RECEIVED
----------------------------------------------------------------------------------------------------------------
Kabco Pharmaceuticals                         2/10/2003    Assets of Bronson Laboratories, Inc.    $   8,000,000
2000 New Horizons Boulevard                   4/11/2003    Equipment                               $      75,000
Amityville, NY 11701                          5/19/2003    Equipment                               $      30,000

Softcaps, LLC                                 5/19/2003    Furniture & Fixtures                    $      15,600
2000 New Horizons Boulevard
Amityville, NY 11701

TMT - Excel Communications                    6/25/2003    Equipment                               $       7,000
40-5 Oser Avenue
Hauppauge, NY 11788

IMS Equipment                                  8/6/2003    Equipment                               $       1,500
2601 Cartwight Road
Missouri City, OR 97459

EquipNet, Inc.                                5/28/2003    Equipment                               $     351,500
(North American Tea & Coffee Inc.)
50 Braintree Office Park, Suite 410
Braintree, MA 02184

EquipNet, Inc.                                8/12/2003    Equipment                               $     100,000
(A&J Machine & Welding)                       8/20/2003    Equipment                               $     145,000
50 Braintree Office Park, Suite 410
Braintree, MA 02184

Apple Sports Inc.                             7/24/2003    Land and Building                       $   3,475,000
1 Roebling Court                                           2120 Smithtown Avenue
Ronkonkoma, NY 11779                                       Ronkonkoma, NY 11779

Dorado International                          1/29/2003    Equipment                               $      21,000
152 Wilkerson Drive
Westminster, SC 29693

Farbest Brands                               10/21/2002    Raw Material                            $       3,000
PO Box 48073
Newark, NJ 07101

                                                                                                   -------------
                                                 TOTAL                                             $ 13,358,015

(1) Unless otherwise noted, all parties listed are not related to the Debtor.

                               Attachment SOFA 10

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 13

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

     13.       SETOFFS.

          None
          [ ]

               List all setoffs made by any creditor, including a bank, against debts or deposits of the debtor within 90 DAYS preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

NAME AND ADDRESS OF CREDITOR     DATE OF SETOFF     AMOUNT OF SETOFF
--------------------------------------------------------------------
The CIT Group                       6/6/2003          $   196,779
1211 Avenue of the Americas         6/9/2003          $   329,969
22nd Floor                         6/10/2003          $   746,283
New York, NY 10036                 6/11/2003          $   157,553
                                   6/12/2003          $   880,968
                                   6/13/2003          $    89,927
                                   6/16/2003          $   254,200
                                   6/17/2003          $ 1,613,624
                                   6/18/2003          $   330,231
                                   6/19/2003          $   573,205
                                   6/20/2003          $   238,807
                                   6/23/2003          $   228,510
                                   6/24/2003          $ 1,514,021
                                   6/25/2003          $   210,762
                                   6/26/2003          $   176,454
                                   6/27/2003          $   152,684
                                   6/30/2003          $ 4,248,591
                                    7/1/2003          $   568,294
                                    7/2/2003          $   253,872
                                    7/3/2003          $    46,245
                                    7/7/2003          $   218,030
                                    7/8/2003          $ 1,100,707
                                    7/9/2003          $   513,002
                                   7/10/2003          $   311,683
                                   7/11/2003          $   125,359
                                   7/14/2003          $   367,587
                                   7/15/2003          $   726,304
                                   7/16/2003          $   460,527
                                   7/17/2003          $   148,112
                                   7/18/2003          $   114,025
                                   7/21/2003          $   798,990
                                   7/22/2003          $   986,471
                                   7/23/2003          $ 1,029,823
                                   7/24/2003          $ 3,263,490
                                   7/25/2003          $    59,466
                                   7/28/2003          $   580,971
                                   7/29/2003          $ 2,023,737
                                   7/30/2003          $   850,879
                                   7/31/2003          $   318,187
                                    8/1/2003          $   230,689
                                    8/4/2003          $   258,134

                               Attachment SOFA 13

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 13

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

NAME AND ADDRESS OF CREDITOR     DATE OF SETOFF     AMOUNT OF SETOFF
--------------------------------------------------------------------
                                    8/5/2003          $    741,937
                                    8/6/2003          $    493,676
                                    8/7/2003          $    701,137
                                    8/8/2003          $    847,575
                                   8/11/2003          $    353,094
                                   8/12/2003          $  1,124,697
                                   8/13/2003          $    190,268
                                   8/14/2003          $     78,058
                                   8/15/2003          $    308,176
                                   8/18/2003          $    403,255
                                   8/19/2003          $    656,633
                                   8/20/2003          $    435,775
                                   8/21/2003          $    280,500
                                   8/22/2003          $    204,017
                                   8/25/2003          $    137,088
                                   8/26/2003          $    932,409
                                   8/27/2003          $     78,440
                                   8/28/2003          $      2,888
                                   8/29/2003          $    466,372
                                    9/2/2003          $    145,963
                                    9/3/2003          $    560,964
                                    9/4/2003          $    489,490

Garden State Nutritional           6/21/2003          $    723,916
8 Henderson Drive                   9/1/2003          $    235,091
West Caldwell, NJ 07006

Omni-Pak Industries                 9/1/2003          $    399,924
2100 Smithtown Ave.
Ronkonkoma, NY 11779

                                                      ------------
                                     TOTAL            $ 38,288,496

                               Attachment SOFA 13

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 14

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     14.       PROPERTY HELD FOR ANOTHER PERSON.

          None
          [ ]

               List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER     DESCRIPTION OF PROPERTY      VALUE OF PROPERTY     LOCATION OF PROPERTY
-------------------------------------------------------------------------------------------------------
Welch Equipment               1 - VFC CARD - EE                 $   365         600 East Quality Drive
1765 S. 900 W                 1 - RELAY                         $    14         American Fork, UT 84003
Salt Lake City, UT 84104      2 - CONT. TIP KIT                 $   107
                              1 - VARIABLE RESISTOR             $    16
                              1 - VARIABLE RESISTOR             $    13
                              2 - SEMI CONDUCTOR (TU)           $   179
                              2 - SEMICONDUCTOR                 $   159
                              1 - SEMICONDUCTOR (TU)            $    31
                              1 - SEMI CONDUCTOR DIO            $    35
                              1 - REC                           $    29
                              2 - WARNING LIGHT ASSY            $   169
                              4 - BUTTON ASSY                   $    16
                              1 - GUARD WELD                    $    28
                              1 - CABLE ASSY                    $    29
                              3 - SPACER                        $    28
                              3 - LEVER                         $    16
                              1 - PROX SWITCH CABLE             $   101
                              1 - CONTROL HANDLE STD            $   386
                              1 - PALLET CLAMP                  $    61
                              2 - MICROSWITCH                   $    37
                              3 - SWITCH, LIMIT                 $    25
                              2 - SWITCH (3 POS)                $    53
                              2 - SWITCH ROTARY 2P              $    54
                              1 - POWER CARD (C)                $   312
                              1 - HEATSINK ASSY-REGE            $   465
                              4 - BEARING                       $    28
                              16 - BEARING                      $   110
                              2 - SCREW                         $     2
                              4 - FILTER                        $    24
                              2 - BRUSH SET (4) - EASI          $    63
                              1 - BRUSH SET (4/PER)             $    60
                              2 - 15 AMP FUSE                   $     1
                              2 - 70 AMP FUSE                   $    17
                              2 - 150 AMP FUSE                  $    34
                              2 - 350 AMP FUSE                  $    56
                              2 - 450 AMP FUSE                  $    70
                              2 - 175 A CONNECTOR GR            $    18
                              2 - 175 RED CONNECTOR             $    18
                              2 - 350 GRAY CONNECTOR            $    29
                              2 - SB 350 RED                    $    29
                              4 - LOAD WHEEL                    $   144
                              2 - L. WHEEL                      $   166
                              1 - TIRE                          $   155

                               Attachment SOFA 14

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT SOFA 14

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

NAME AND ADDRESS OF OWNER     DESCRIPTION OF PROPERTY      VALUE OF PROPERTY     LOCATION OF PROPERTY
-----------------------------------------------------------------------------------------------------
                              1 - TIRE                          $   155
                              1 - DRIVE TIRE                    $   202
                              4 - LOAD WHEEL                    $   252
                              1 - CASTER ASSEMBLY               $   168
                              2 - SCREW - METRIC                $     2
                              2 - WASHER                        $     2
                              4 - SPIROL PIN                    $     2
                              1 - DETECTOR ASSY.                $    56
                              1 - HANDLE ASSY (C)               $   292
                              1 - STEER SHAFT                   $    80
                              1 - Q1 TRANSISTOR                 $   289
                              2 - SPRING                        $     3
                              2 - AXLE                          $    48
                              1 - FILLER CAP                    $    32

                                                                -------
                                     TOTAL                      $ 5,334

                               Attachment SOFA 14

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 17(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

17.           ENVIRONMENTAL INFORMATION

              For the purpose of this question, the following definitions apply:

              "Environmental Law" means any federal, state, or local statute or regulation pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

              "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

              "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

         None
         [ ]

         a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME AND ADDRESS    NAME AND ADDRESS OF GOVERNMENTAL UNIT      DATE OF NOTICE            ENVIRONMENTAL LAW
----------------------------------------------------------------------------------------------------------------------
2120 Smithtown Avenue    U.S. EPA -Region II                      June 30, 1998         RCRA - Notice of Failure
Ronkonkoma, New York     290 Broadway                                                   to properly mark hazardous
                         New York, New York 10007                                       waste containers

2120 Smithtown Avenue    U.S. EPA -Region II                      April 28, 1998        Clean Water Act Section 307 --
Ronkonkoma, New York     290 Broadway                             (EPA Order #          Failure to make periodic
                         New York, New York 10007                 EPA-CWA-II-98-119)    reports pursuant to 40 C.F.R
                                                                                        Section 403.12(e)

2120 Smithtown Avenue    U.S. EPA -Region II                      January 21, 2000      Clean Water Act Section 307 --
Ronkonkoma, New York     290 Broadway                             (EPA Order #          Failure to make periodic
                         New York, New York 10007                 CWA-02-2000-3020)     reports pursuant to 40 C.F.R
                                                                                        Section 403.12(e)

2120 Smithtown Avenue    County of Suffolk, New York              April 8, 2002         Environmental Law:
Ronkonkoma, New York     Department of Public Works                                     Unknown.
                         335 Yaphank Avenue                                             April 8 Notice indicated
                         Yaphank, New York 11980                                        that a February 26, 2002
                                                                                        wastewater sample exceeded
                                                                                        daily maximum limits of
                                                                                        n-Amyl-Acetate.

                             Attachment SOFA 17(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 17(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

SITE NAME AND ADDRESS    NAME AND ADDRESS OF GOVERNMENTAL UNIT      DATE OF NOTICE            ENVIRONMENTAL LAW
----------------------------------------------------------------------------------------------------------------------
2120 Smithtown Avenue    N/A                                      N/A                   In connection with the
Ronkonkoma, New York                                                                    July 2003 sale of
                                                                                        2120 Smithtown Avenue
                                                                                        Property, Twin engaged
                                                                                        P.W. Grosser to test and
                                                                                        perform remediation of
                                                                                        thirteen (13) stormdrains at
                                                                                        the facility.  The remediation
                                                                                        was verified and accepted by
                                                                                        Suffolk County Department
                                                                                        of Health Services by
                                                                                        closure letter, dated
                                                                                        August 21, 2003.

2120 Smithtown Avenue    Suffolk County, New York                 April 2, 2003         Final Notice Prior to Legal
Ronkonkoma, New York     Department of Health Services                                  Action for failure to renew
                         15 Horseblock Place                                            registration of 25,000
                         Farmingville, NY 11738                                         gallon wastewater tank
                                                                                        pursuant to Suffolk County
                                                                                        Sanitary Code. Resolved by
                                                                                        removal of the wastewater
                                                                                        tank.

                             Attachment SOFA 17(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 17(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

     17.       ENVIRONMENTAL INFORMATION.

               For the purpose of this question, the following definitions apply:

               "Environmental Law" means any federal, state, or local statute or regulation pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

               "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

               "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

          None
          [ ]

          b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

                                      NAME AND ADDRESS OF
  SITE NAME AND ADDRESS                GOVERNMENTAL UNIT               DATE OF NOTICE       ENVIRONMENTAL LAW
----------------------------------------------------------------------------------------------------------------
2120 Smithtown Avenue         U.S. EPA                                    9/30/1999       Letter re: wasterwater
Ronkonkoma, NY                290 Broadway                                                pH levels slightly
2004 Orville Dr.              New York, NY 10007                                          below EPA/Suffolk
Bohemia, NY                                                                               requirements

2120 Smithtown Avenue         Suffolk County Dep't of Public Works        10/6/2000       Letter re: acetone in
Ronkonkoma, NY                335 Yaphank Avenue                                          wastewater above
                                                                                          maximum limit.

2004 Orville Drive            U.S. EPA                                    6/26/2002       Letter re: wasterwater
Bohemia, NY                   290 Broadway                                                pH levels slightly
                              New York, NY 10007                                          below EPA
                                                                                          requirements

2120 Smithtown Avenue         U.S. EPA                                    6/26/2002       Letter re: Acetone in
Ronkonkoma, NY                290 Broadway                                                wasterwater above
                              New York, NY 10007                                          maximum limit.

                             Attachment SOFA 17(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 18(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

      18.       NATURE, LOCATION, AND NAME OF BUSINESS.

          None
          [ ]

          a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

               If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

               If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

                                                  TAXPAYER I.D.                                          BEGINNING AND ENDING
              NAME AND ADDRESS                       NUMBER              NATURE OF BUSINESS                      DATES
-----------------------------------------------------------------------------------------------------------------------------------
Tempe Manufacturing Corp.                           11-3429358       Manufacturer of Dietary              4/30/98 - 5/22/02
(Formerly Health Factors International, Inc.)                               Supplements            (In process of dissolving entity)
429 South Siesta Lane
Tempe, AZ 85281

Twinlab Catalog Corp.                               11-3431594       Catalog Seller of Dietary            4/30/98 - 1/17/03
(Formerly Bronson Laboratories, Inc.)                                       Supplements            (In process of dissolving entity)
600 East Quality Drive
American Fork, UT 84003

Twinlab Direct Inc.                                 11-3404244       Direct Seller of Dietary              11/97 - 4/17/01
(Formerly Changes International, Inc.)                                      Supplements                       (dissolved)
150 Motor Parkway, Suite 203
Hauppauge, NY 11788

Changes International (UK), Ltd.                     3887766         Direct Seller of Dietary               9/00 - 10/01
Suite 11, Standish Centre                                                   Supplements            (In process of dissolving entity)
Cross Street
Standish Wigan WN6 0HQ
United Kingdom

Changes International Mexico                       CTW001115DQ3      Direct Seller of Dietary
c/o Olivares & CIA, S.C.                                                    Supplements                      (Inactive)
Moras 822
Col. Acacias, DF 03230
Mexico

                             Attachment SOFA 18(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 18(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

                                                  TAXPAYER I.D.                                          BEGINNING AND ENDING
              NAME AND ADDRESS                       NUMBER              NATURE OF BUSINESS                      DATES
-----------------------------------------------------------------------------------------------------------------------------------
Twinlab Mailorder Corp.                            33-0553222        Mailorder Seller of Dietary           8/21/98 - 4/17/01
(Formerly PR Nutrition, Inc.)                                               Supplements            (In process of dissolving entity)
5825 Oberline Drive, Suite 200
San Diego, CA 92121

Twin Laboratories (UK) Ltd                           3978216            Seller of Dietary                 4/20/00 - Present
1 Coton Road                                                                Supplements
Walton on Trent
South Derbyshire DE12 8NL
Great Britain

Twinlab-Passion Ltd.                                 3986813          Distributor of Dietary               6/1/01 - Present
Knightsbridge Business Center                                               Supplements
50 Hans Crescent, 2nd Floor
London SW1X 0NA
United Kingdom

Twinlab FSC, Inc.                                   522178866        Foreign Sales Corporation            6/23/99 - 12/31/01
150 Motor Parkway, Suite 203                                                                                 (Dissolved)
Hauppauge, NY 11788

                             Attachment SOFA 18(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 19(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the TWO YEARS immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

    NAME AND ADDRESS             DATES SERVICES RENDERED
--------------------------------------------------------
Patricia Andriani                   9/24/90-10/18/02
  150 Motor Parkway
  Hauppauge, NY 11788

Connie Belverd-Galante              4/10/00-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Gloria Clivilles-Ramos              9/29/02-4/28/03
  150 Motor Parkway
  Hauppauge, NY 11788

Jean Carr                           2/19/02-7/29/02
  150 Motor Parkway
  Hauppauge, NY 11788

Frances Colombi                     12/7/98-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Donald Creery                       6/11/01-Present
  600 East Quality Drive
  American Fork, UT 84003

Jeanne Dennington                   3/13/89-8/2/02
  150 Motor Parkway
  Hauppauge, NY 11788

Guy DiPietro                        2/19/02-6/14/02
  150 Motor Parkway
  Hauppauge, NY 11788

Rosemarie Flore                     9/13/99-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Lynn Lopilato                       3/22/99-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Jacqueline Moran                    4/5/01-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Joseph Moyles                       6/15/95-10/12/01
  150 Motor Parkway
  Hauppauge, NY 11788

Margaret O'Connell                  4/7/03-Present
  150 Motor Parkway
  Hauppauge, NY 11788

                             Attachment SOFA 19(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 19(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

    NAME AND ADDRESS             DATES SERVICES RENDERED
--------------------------------------------------------
Scott Pestyner                      6/1/99-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Jacqueline Peterson                 3/4/02-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Robert Pizzo                        11/9/98-7/26/02
  150 Motor Parkway
  Hauppauge, NY 11788

Ashok Relwani                       8/19/02-5/14/03
  150 Motor Parkway
  Hauppauge, NY 11788

Nancy M. Scaduto                    5/17/93-7/18/03
  150 Motor Parkway
  Hauppauge, NY 11788

Joseph Sinicropi                    8/27/01-Present
  150 Motor Parkway
  Hauppauge, NY 11788

Charles Worner                      7/21/98-Present
  150 Motor Parkway
  Hauppauge, NY 11788

                             Attachment SOFA 19(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 19(c)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

         NAME                            ADDRESS
---------------------------------------------------------
Twin Laboratories Inc.           150 Motor Parkway
                                 Hauppauge, NY 11788

Twin Laboratories Inc.           600 East Quality Drive
                                 American Fork, UT 84003

Deloitte & Touche                2 Jericho Plaza
                                 Jericho, NY 11753

Iron Mountain                    22 Kimberly Road
                                 East Brunswick, NJ 08816

Connie Belverd-Galante           150 Motor Parkway
                                 Hauppauge, NY 11788

Frances Colombi                  150 Motor Parkway
                                 Hauppauge, NY 11788

Donald Creery                    600 East Quality Drive
                                 American Fork, UT 84003

Rosemarie Flore                  150 Motor Parkway
                                 Hauppauge, NY 11788

Lynn Lopilato                    150 Motor Parkway
                                 Hauppauge, NY 11788

Jacqueline Moran                 150 Motor Parkway
                                 Hauppauge, NY 11788

Margaret O'Connell               150 Motor Parkway
                                 Hauppauge, NY 11788

Scott Pestyner                   150 Motor Parkway
                                 Hauppauge, NY 11788

Jacqueline Peterson              150 Motor Parkway
                                 Hauppauge, NY 11788

Joseph Sinicropi                 150 Motor Parkway
                                 Hauppauge, NY 11788

Charles Worner                   150 Motor Parkway
                                 Hauppauge, NY 11788

                             Attachment SOFA 19(c)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 20(a)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     20.       INVENTORIES.

          None
          [ ]

          a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

 DATE OF                                                              DOLLAR AMOUNT OF
INVENTORY                    INVENTORY SUPERVISOR                  INVENTORY (Cost Basis)
----------------------------------------------------------------------------------------
12/31/2002      Ronkonkoma, NY         Tim Wilson                      $   4,144,513
                American Fork, UT      Don Creery                         25,109,483
                                                                       -------------
                                                                       $  29,253,996
                                                                       -------------

12/31/2001      Ronkonkoma, NY         Jeanne Dennington               $  29,422,511
                                       Tim Wilson, Dave Rowan
                American Fork, UT      Don Creery                         11,658,927
                                                                       -------------
                                                                       $  41,081,438
                                                                       -------------

                             Attachment SOFA 20(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 20(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     20.       INVENTORIES.

          None
          [ ]

          b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

        DATE OF INVENTORY              NAME AND ADDRESS OF CUSTODIAN OF INVENTORY RECORDS
-----------------------------------------------------------------------------------------
12/31/2002      Ronkonkoma, NY                     Scott Pestyner
                                                   c/o Twin Laboratories Inc.
                                                   150 Motor Parkway
                                                   Hauppauge, NY 11788

12/31/2002      American Fork, UT                  Don Creery
                                                   c/o Twin Laboratories Inc.
                                                   600 East Quality Drive
                                                   American Fork, UT 84003

12/31/2001      Ronkonkoma, NY                     Scott Pestyner
                                                   c/o Twin Laboratories Inc.
                                                   150 Motor Parkway
                                                   Hauppauge, NY 11788

12/31/2001      American Fork, UT                  Don Creery
                                                   c/o Twin Laboratories Inc.
                                                   600 East Quality Drive
                                                   American Fork, UT 84003

                             Attachment SOFA 20(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 21(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                                              NATURE AND
                                                                             PERCENTAGE OF
  NAME AND ADDRESS                            TITLE                         STOCK OWNERSHIP
-------------------------------------------------------------------------------------------
Twinlab Corporation                       Shareholder                       Common      100%
   150 Motor Parkway                                                        Stock
   Hauppauge, NY 11788

Ross Blechman                               Director                         NA
   c/o Twin Laboratories                    Chairman
   150 Motor Parkway                       President
   Hauppauge, NY 11788              Chief Executive Officer

Stephen L. Welling                          Director                         NA
   c/o Twin Laboratories                 Vice President
   150 Motor Parkway        General Manager - Key Specialty Accounts
   Hauppauge, NY 11788

Joseph Sinicropi                    Chief Financial Officer                  NA
   c/o Twin Laboratories            Chief Operating Officer
   150 Motor Parkway
   Hauppauge, NY 11788

William D. Rizzardi                Chief Information Officer                 NA
   c/o Twin Laboratories        Vice President, Human Resources
   150 Motor Parkway
   Hauppauge, NY 11788

                             Attachment SOFA 21(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 22(b)

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtors                                                               Chapter 11

     22.       FORMER PARTNERS, OFFICERS, DIRECTORS, AND SHAREHOLDERS.

          None
          [ ]

          b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

                                                                                                       DATE OF
      NAME AND ADDRESS                                       TITLE                                   TERMINATION
----------------------------------------------------------------------------------------------------------------
Brian Blechman                     Executive Vice President - Purchasing and Plant Operations         11/8/2002
  c/o Twin Laboratories Inc.                                Director
  150 Motor Parkway
  Hauppauge, NY 11788

Neil Blechman                                 Executive Vice President - Marketing                    11/8/2002
  c/o Twin Laboratories Inc.                                Director
  150 Motor Parkway
  Hauppauge, NY 11788

Philip Kazin                                           Chief Legal Officer                            11/8/2002
  c/o Twin Laboratories Inc.                            General Counsel
  150 Motor Parkway                                         Secretary
  Hauppauge, NY 11788

Joseph Conklin                                         Chief Legal Officer                            6/20/2003
  c/o Twin Laboratories Inc.                            General Counsel
  150 Motor Parkway                                         Secretary
  Hauppauge, NY 11788

                             Attachment SOFA 22(b)